UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

VITACOST.COM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

VITACOST.COM, INC.
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
SEPTEMBER 7, 2011

To Our Stockholders:

The Special Meeting of Stockholders of Vitacost.com, Inc., a Delaware corporation, will be held at 9:00 a.m., local time, on Wednesday, September 7, 2011, at the Embassy Suites hotel at 661 Northwest 53rd Street, Boca Raton, Florida for the following purposes:

1.	To approve and adopt the Vitacost.com, Inc. 2011 Incentive Compensation Plan;
2.	To approve the Vitacost.com, Inc. Amended and Restated Certificate of Incorporation;
3.	To approve the Vitacost.com, Inc. Amended and Restated Bylaws;
4.	To approve and adopt the Agreement and Plan of Merger, dated July 28, 2011, between Vitacost.com, Inc. and Vitacost Merger Corporation, a wholly owned subsidiary of Vitacost.com, Inc., pursuant to which Vitacost.com, Inc. will be merged with and into Vitacost Merger Corporation for the purpose of restructuring Vitacost.com, Inc.; and
5.	To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These items of business are more fully described in the proxy statement accompanying this notice. We encourage you to read this information carefully.

Our Board of Directors has fixed the close of business on July 22, 2011 as the record date for the determination of holders of record of our Common Stock (as defined below) entitled to notice of, and to vote at, the meeting or any adjournment(s) or postponement(s) thereof. A list of our stockholders as of the record date will remain open for inspection during ordinary business hours beginning 10 days prior to the meeting at the address of our executive offices set forth in the proxy statement accompanying this notice and will remain open for inspection during the meeting.

All stockholders are cordially invited to attend the meeting and vote in person. Whether or not you plan to attend the meeting, and regardless of the number of shares of Common Stock you own, please sign, date and return the enclosed proxy card promptly or vote via the Internet or by telephone. A return envelope, which requires no postage if it is mailed in the United States, is enclosed for your convenience. You may vote in person at the meeting even if you have previously given your proxy.

Please read carefully and in its entirety the enclosed proxy statement, which explains the proposals to be considered by you and acted upon at the meeting. We look forward to seeing you at the Special Meeting of Stockholders.

Sincerely,

Michael A. Kumin
Interim Chairman of the Board

Boca Raton, Florida
August 15, 2011

ALL HOLDERS OF RECORD OF OUR COMMON STOCK (WHETHER YOU INTEND TO ATTEND
THE MEETING OR NOT) ARE STRONGLY ENCOURAGED TO PROMPTLY COMPLETE, SIGN,
DATE AND RETURN THE PROXY CARD OR VOTING INSTRUCTION FORM ENCLOSED
WITH THE ACCOMPANYING PROXY STATEMENT OR VOTE BY USING THE
INTERNET OR BY TELEPHONE AS INSTRUCTED IN THE ENCLOSED
PROXY CARD OR VOTING INSTRUCTION CARD.

i

Page
PROPOSAL TWO: PROPOSAL TO APPROVE THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF VITACOST.COM, INC.	18
Purpose of the Proposed Amendments	18
Vote Required and Board of Directors’ Recommendation	19
PROPOSAL THREE: PROPOSAL TO APPROVE THE AMENDED AND RESTATED BYLAWS OF VITACOST.COM, INC.	20
Purpose of the Proposed Amendments	20
Vote Required and Board of Directors’ Recommendation	20
PROPOSAL FOUR: PROPOSAL TO APPROVE THE MERGER OF VITACOST.COM, INC. WITH AND INTO VITACOST MERGER CORPORATION, FOR THE PURPOSE OF RESTRUCTURING VITACOST.COM, INC.	21
Purpose of the Proposed Restructuring	22
No Change in the Board Members, Business, Management, Employee Plans or Location of Principal Facilities of Vitacost	22
The Charter and Bylaws of Vitacost and Vitacost Merger Corporation	22
Material U.S. Federal Income Tax Consequences	22
Vote Required and Board of Directors’ Recommendation	23
EXECUTIVE COMPENSATION	24
Compensation Discussion and Analysis	24
Allocation of Equity Compensation Awards	26
Executive Equity Ownership	27
Type of Equity Awards	27
Severance and Change in Control Arrangements	27
Effect of Accounting and Tax Treatment on Compensation Decisions	27
Role of Executives in Executive Compensation Decisions	27
COMPENSATION COMMITTEE REPORT	28
Summary of Cash and Other Compensation	28
Stock and Option Award Grants and Exercises	29
Pension Benefits	30
Nonqualified Deferred Compensation	30
Potential Payments Upon Termination or Change In Control	31
Employment Agreements and Change-In-Control Arrangements	32
Director Compensation	39
Equity Compensation Plan Information	40
Compensation Committee Interlocks and Insider Participation	40
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	41
OTHER MATTERS	44
Appendix A — Vitacost.com, Inc. 2011 Incentive Compensation Plan	A-1
Appendix B — Vitacost.com, Inc. Amended and Restated Certificate of Incorporation	B-1
Appendix C — Vitacost.com, Inc. Amended and Restated Bylaws	C-1
Appendix D — Agreement and Plan of Merger, dated July 28, 2011, between Vitacost.com, Inc. and Vitacost Merger Corporation.	D-1
Appendix E — Vitacost Merger Corporation Certificate of Incorporation	E-1
Appendix F — Vitacost Merger Corporation Bylaws	F-1

ii

DIRECTIONS TO EMBASSY SUITES HOTEL
AT
661 NORTHWEST 53RD STREET, BOCA RATON, FLORIDA 33487

Directions from I-95:

Exit Yamato Road (Exit 48) going west. Cross over the railroad tracks and take the first right on NW 53rd Street.

Directions from the Florida Turnpike:

Exit Glades Road East to I-95 North. Exit Yamato Road and go west. Cross over the railroad tracks and take the first right on NW 53rd Street.

iii

VITACOST.COM, INC.
5400 Broken Sound Blvd., NW, Suite 500
Boca Raton, Florida 33487

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
September 7, 2011

This proxy statement is being furnished to all holders of record, as of July 22, 2011, of the Common Stock of Vitacost.com, Inc., a Delaware corporation, in connection with the solicitation of proxies by our Board of Directors for our Special Meeting of Stockholders to be held at the Embassy Suites hotel at 661 Northwest 53rd Street, Boca Raton, Florida on Wednesday, September 7, 2011, at 9:00 a.m., local time, and at any adjournment(s) or postponement(s) of the meeting, solely for the purposes stated in this proxy statement and in the accompanying Notice of Special Meeting of Stockholders. If you need directions to the location of the meeting, please call our investor relations department at (561) 982-4180.

Our principal executive office is located at 5400 Broken Sound Blvd., NW, Suite 500, Boca Raton, Florida 33487.

The approximate date of mailing of the Notice of Special Meeting of Stockholders, this proxy statement and the enclosed proxy card is August 15, 2011.

Householding of Special Meeting Materials

Certain brokers and other nominee record holders may be participating in the practice of “householding” this proxy statement and other proxy materials. This means that only one copy of this proxy statement and other proxy materials may have been sent to multiple stockholders in a stockholder’s household. We will promptly deliver additional copies of this proxy statement and other proxy materials to any stockholder who contacts our investor relations department at (561) 982-4180 or at the address of our executive offices set forth in this proxy statement requesting such additional copies. If a stockholder is receiving multiple copies of this proxy statement and other proxy materials at the stockholder’s household and would like to receive in the future only a single copy of the proxy statement and other proxy materials for a stockholder’s household, such stockholder should contact their broker, other nominee record holder or our investor relations department at (561) 982-4180 or at the address of our executive offices set forth in this proxy statement to request the future mailing of only a single copy of our proxy statement and other proxy materials.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 7, 2011

This proxy statement and the form of the proxy card are available electronically free of charge at http://investor.vitacost.com. Stockholders may also obtain a copy of these materials by writing to our investor relations department at the address of our executive offices set forth in this proxy statement.

VOTING AND OTHER MATTERS

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
AND PROCEDURAL MATTERS

Special Meeting

Q:	Why am I receiving these proxy materials?
A:	The Board of Directors of Vitacost.com, Inc. (“Vitacost” or the “Company”) is providing these proxy materials to you in connection with the solicitation of proxies for use at our Special Meeting of Stockholders (the “Special Meeting”) to be held on Wednesday, September 7, 2011, at 9:00 a.m., Eastern Time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein.
Q:	Where is the Special Meeting?
A:	The Special Meeting will be held at the Embassy Suites hotel at 661 Northwest 53rd Street, Boca Raton, Florida. The telephone number at the hotel is (561) 994-8200. Stockholders are cordially invited to attend the Special Meeting and are entitled to and requested to vote on the proposals to approve (i) the Vitacost.com, Inc. 2011 Incentive Compensation Plan; (ii) the Vitacost.com, Inc. Amended and Restated Certificate of Incorporation; (iii) the Vitacost.com, Inc. Amended and Restated Bylaws and (iv) the merger of Vitacost with and into Vitacost Merger Corporation, for the purpose of restructuring Vitacost.
Q:	Who is Entitled to Vote at the Meeting?
A:	Only holders of record of our common stock, par value $0.00001 per share (“Common Stock”), as of the close of business on July 22, 2011, are entitled to notice of, and to vote at, the meeting. As of July 22, 2011, there were 27,827,053 shares of our Common Stock outstanding. Each outstanding share of our Common Stock is entitled to one vote upon all matters to be acted upon at the meeting.

Stock Ownership

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:	Stockholders of record — If, on July 22, 2011, your shares are registered directly in your name with our transfer agent, BNY Mellon Shareowner Services, you are considered, with respect to those shares, the “stockholder of record.” If you are a stockholder of record, these proxy materials have been sent directly to you by Vitacost.

Beneficial owners — Most Vitacost stockholders hold their shares through a broker, trustee, nominee or similar organization, rather than directly in their own name. If, on July 22, 2011, your shares were held in a brokerage account or by a bank or another nominee or similar organization, you are considered the “beneficial owner” of shares held in “street name.” If you hold your shares in street name, these proxy materials have been forwarded to you by your broker, trustee or nominee who is considered, with respect to those shares, the stockholder of record.

As the beneficial owner, you have the right to direct your broker, trustee or nominee on how to vote your shares. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Special Meeting.

Quorum and Voting

Q:	Who is entitled to vote at the Special Meeting?
A:	Holders of record of our Common Stock, at the close of business on July 22, 2011 (the “Record Date”), are entitled to receive notice of and to vote their shares at the Special Meeting. Beneficial owners have the right to direct their broker, trustee, nominee or similar organization on how to vote their shares, as discussed above. Our stockholders are entitled to cast one vote for each share of Common Stock held by them as of the Record Date.

As of the Record Date, there were 27,827,053 shares of Common Stock outstanding and entitled to vote at the Special Meeting. No shares of Vitacost’s Preferred Stock were outstanding.

Q:	How many shares must be present or represented to conduct business at the Special Meeting?
A:	The presence of the holders of a majority of the shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Such stockholders are counted as present at the meeting if they (1) are present in person at the Special Meeting or (2) have properly submitted a proxy card. Under the General Corporation Law of the State of Delaware, abstentions and broker “non-votes” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Special Meeting.

A broker “non-vote” occurs when a broker, trustee, nominee or similar organization holding shares for a beneficial owner does not vote on a particular proposal because the broker, trustee or nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner as to how to vote on that proposal.

Q:	How can I attend the Special Meeting?
A:	If you are a stockholder of record or a beneficial owner as of July 22, 2011, please bring proof of identity for entrance to the Special Meeting. If your shares are held in a brokerage account or by a bank or other nominee, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date.
Q:	How can I vote my shares in person at the Special Meeting?
A:	Shares held in your name as the stockholder of record may be voted in person at the Special Meeting. Shares held beneficially in street name may be voted in person at the Special Meeting only if you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy card or follow the voting instructions described below so that your vote will be counted if you later decide not to attend the meeting.
Q:	How can I vote my shares without attending the Special Meeting?
A:	Stockholders of Record

If you are a stockholder of record, you may instruct the proxy holders how to vote your shares by (i) using the Internet voting site or the toll-free telephone number listed on the proxy card, (ii) mail by completing, signing, dating and returning the proxy card in the postage pre-paid envelope provided or (iii) attending the Special Meeting and voting by ballot, as described below. Proxy cards submitted by mail must be received by the time of the meeting in order for your shares to be voted. Specific instructions for using the telephone and Internet voting systems are on the proxy card. The telephone and Internet voting systems for stockholders of record will be available until 11:59 p.m. (Eastern Time) on September 6, 2011. Whichever of these methods you select to transmit your instructions, the proxy holders will vote your shares in accordance with those instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors.

At the commencement of the meeting, we will distribute a written ballot to any stockholder of record who attends the meeting and wishes to vote thereat in person. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted. Even if you have submitted a proxy before the meeting, you may still attend the meeting and vote in person.

Beneficial Owners (Street Name)

If a broker, trustee, nominee or similar organization holds your shares and you are a beneficial owner, you will receive instructions from them that you must follow in order to have your shares voted. The instructions from your broker, trustee, nominee or similar organization will indicate if Internet and telephone voting are available, and if they are available, will provide details regarding Internet and telephone voting. Only that organization can sign a proxy card with respect to your shares. If you have not received a voting instruction form and voting instructions with these proxy materials from that organization, you are urged to contact the person(s) responsible for your account and give them instructions for how to complete a proxy representing your shares so that a proxy can be timely returned on your behalf. You are also invited to attend the meeting. However, because you are not a holder of record of our Common Stock, if you wish instead to vote your shares held in “street name” in person at the meeting, you must obtain a “legal proxy” from your broker, bank or other nominee.

Q:	What proposals will be voted on at the Special Meeting?
A:	At the Special Meeting, stockholders will be asked to vote:
(1)	To approve and adopt the Vitacost.com, Inc. 2011 Incentive Compensation Plan;
(2)	To approve the Vitacost.com, Inc. Amended and Restated Certificate of Incorporation;
(3)	To approve the Vitacost.com, Inc. Amended and Restated Bylaws; and
(4)	To approve and adopt the Agreement and Plan of Merger, dated July 28, 2011, between Vitacost.com, Inc., and Vitacost Merger Corporation, a wholly owned subsidiary of Vitacost.com, Inc., pursuant to which Vitacost.com, Inc. will be merged with and into Vitacost Merger Corporation for the purpose of restructuring Vitacost.com, Inc. We refer to the Agreement and Plan of Merger as the “Merger Agreement” and the merger of Vitacost.com, Inc. into Vitacost Merger Corporation as the “Merger.”
Q:	What is the voting requirement to approve these proposals?
A:	Proposal One — The affirmative vote of a majority of the voting power represented at the meeting is required to approve and adopt the Vitacost.com, Inc. 2011 Incentive Compensation Plan.

You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. Abstentions and broker non-votes have the same effect as a vote against this proposal.

Proposal Two — The affirmative vote of a majority of the outstanding shares is required to approve the Vitacost.com, Inc. Amended and Restated Certificate of Incorporation.

You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. Abstentions and broker non-votes have the same effect as a vote against this proposal.

Proposal Three  — The affirmative vote of a majority of the outstanding shares is required to approve the Vitacost.com, Inc. Amended and Restated Bylaws.

You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. Abstentions and broker non-votes have the same effect as a vote against this proposal.

Proposal Four — The affirmative vote of a majority of the outstanding shares is required to approve the approve the merger of Vitacost.com, Inc., with and into Vitacost Merger Corporation, a wholly owned subsidiary of Vitacost.com, Inc., for the purpose of restructuring Vitacost.

You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. Abstentions and broker non-votes have the same effect as a vote against this proposal.

Q:	What happens if I do not cast a vote?
A:	Stockholders of record — If you are a stockholder of record and you do not cast your vote; no votes will be cast on your behalf on any of the items of business at the Special Meeting.

Beneficial owners — If you hold your shares in street name it is critical that you cast your vote if you want it to count in respect of the approval of the Vitacost.com, Inc. 2011 Incentive Compensation Plan (Proposal One) and the approval of the Vitacost.com, Inc. Amended and Restated Bylaws (Proposal Three). Proposals One and Three are “non-routine” matters and your broker cannot vote your shares in its discretion on your behalf on any “non-routine” matters. Therefore, if you hold your shares in street name and you do not instruct your broker how to vote in these two proposals, no votes will be cast on your behalf.

However, your broker has the discretion to vote any uninstructed shares related to the approval of the Vitacost.com, Inc. Amended and Restated Certificate of Incorporation (Proposal Two) and the approval of the merger of Vitacost with and into Vitacost Merger Corporation, for the purpose of restructuring Vitacost (Proposal Four).

Q:	How does the Board of Directors recommend that I vote?
A:	The Board of Directors unanimously recommends that you vote your shares “FOR” the approval of the Vitacost.com, Inc. 2011 Incentive Compensation Plan, “FOR” the approval of the Vitacost.com, Inc. Amended and Restated Certificate of Incorporation, “FOR” the approval of the Vitacost.com, Inc. Amended and Restated Bylaws, and “FOR” the approval of the merger of Vitacost with and into Vitacost Merger Corporation, a wholly owned subsidiary of Vitacost, for the purpose of restructuring Vitacost.
Q:	If I sign a proxy, how will it be voted?
A:	All shares entitled to vote and represented by properly executed proxy cards received prior to the Special Meeting, and not revoked prior to the closing of the polls at the Special Meeting, will be voted at the Special Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on an otherwise properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board of Directors.
Q:	What happens if additional matters are presented at the Special Meeting?
A:	If any other matters are properly presented for consideration at the Special Meeting, including, among other things, consideration of a motion to adjourn the Special Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxies and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Special Meeting.
Q:	Can I change or revoke my vote?
A:	If you are a stockholder of record, you may change your vote by (1) filing with Vitacost’s General Counsel and Corporate Secretary, prior to your shares being voted at the Special Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) by attending the Special Meeting and voting in person (although attendance at the Special Meeting will not, by itself, revoke a proxy). A stockholder of record that has voted on the Internet or by telephone may also change his or her vote by subsequently making a timely and valid Internet or telephone vote.

If you are a beneficial owner of shares held in street name, subject to any rules your broker, trustee, nominee or similar institution may have, you may change your vote (1) by submitting new voting instructions to your broker, trustee, nominee or similar organization, or (2) if you have obtained a legal proxy from the broker, trustee, nominee or similar organization that holds your shares giving you the right to vote the shares, by attending the Special Meeting and voting in person.

Any written notice of revocation or subsequent proxy card must be received by Vitacost’s General Counsel and Corporate Secretary prior to the closing of the polls at the Special Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to Vitacost’s General Counsel and Corporate Secretary or should be sent so as to be delivered to Vitacost.com, Inc., 5400 Broken Sound Blvd., NW, Suite 500, Boca Raton, Florida 33487, Attention: General Counsel and Corporate Secretary.

Q:	How many votes do I have?
A:	You will have one vote for each share of our Common Stock you owned at the close of business on the Record Date, provided those shares are either held directly in your name as the stockholder of record or were held for you as the beneficial owner through a broker, bank or other nominee.

Q:	How many votes can be cast by all stockholders?
A:	You are entitled to one vote for each share held on each matter considered at the Special Meeting. We had 27,827,053 shares of Common Stock outstanding and entitled to vote on the Record Date.
Q:	Who will bear the costs of soliciting votes for the Special Meeting?
A:	Vitacost will bear all expenses of this solicitation, including the cost of preparing and mailing these proxy materials. We have engaged MacKenzie Partners, Inc. as our proxy solicitor at a fee not expected to exceed $10,000 plus reimbursement of out-of-pocket expenses. Vitacost may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of Vitacost may also solicit proxies in person or by other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.
Q:	Where can I find the voting results of the Special Meeting?
A:	We intend to announce preliminary voting results at the Special Meeting and expect to provide final results in a current report on Form 8-K within four business days of the Special Meeting. In addition, the results will be posted on our website, at http://investor.vitacost.com.

Stockholder Proposals and Director Nominations at Future Meetings

Q:	What is the deadline to propose actions for consideration at the 2012 annual meeting of stockholders or to nominate individuals to serve as directors?
A:	You may submit proposals, including director nominations, for consideration at future stockholder meetings.

Requirements for stockholder proposals to be considered for inclusion in Vitacost’s proxy material — Stockholders may present proper proposals for inclusion in Vitacost’s proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to Vitacost’s General Counsel and Corporate Secretary in a timely manner. In order to be included in the proxy statement for the 2012 annual meeting of stockholders, stockholder proposals must be received by Vitacost’s General Counsel and Corporate Secretary no later than February 22, 2012, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Requirements for stockholder proposals to be brought before an annual meeting — In addition, Vitacost’s bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made (1) by or at the direction of the Board of Directors, or (2) by any stockholder entitled to vote who has timely delivered written notice to Vitacost’s General Counsel and Corporate Secretary during the Notice Period (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations. However, if a stockholder wishes only to recommend a candidate for consideration by the Nominating/ Corporate Governance Committee as a potential nominee for director, see the procedures discussed in “How are director nominees considered?”

The “Notice Period” is defined as the period commencing on the date 120 days prior to the one year anniversary of the date on which Vitacost first mailed its proxy materials to stockholders for the previous year’s annual meeting of stockholders and terminating on the date 90 days prior to the one year anniversary of the date on which Vitacost first mailed its proxy materials to stockholders for the previous year’s annual meeting of stockholders. As a result, the Notice Period for the 2012 annual meeting of stockholders will be from February 22, 2012 to March 23, 2012.

If the date of the 2012 annual meeting of stockholders is moved more than 30 days before or after the anniversary date of the 2011 annual meeting of stockholders, the Company’s bylaws require that written notice by a stockholder, must be received by the Company no later than the 10th day after the public announcement, by the Company, of the date of the meeting.

Q:	How may I obtain a copy of the bylaw provisions regarding stockholder proposals and director nominations?
A:	A copy of the full text of the bylaw provisions discussed above may be obtained by writing to the General Counsel and Corporate Secretary of Vitacost. All notices of proposals by stockholders, whether or not included in Vitacost’s proxy materials, should be sent to Vitacost.com, Inc., 5400 Broken Sound Blvd., NW, Suite 500, Boca Raton, Florida 33487, Attention: General Counsel and Corporate Secretary.
Q:	How are director nominees considered?
A:	The Nominating/Corporate Governance Committee will consider properly submitted stockholder nominations for candidates for membership on the Board of Directors as well as candidates recommended for consideration by the Nominating/Corporate Governance Committee. Any stockholder nominations must comply with the requirements of the Company’s amended and restated bylaws and should include all information relating to such nominee as would be required to be disclosed in solicitations of proxies for the election of such nominee as a director pursuant to Regulation 14A under the Exchange Act, such nominee’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected, as well as a written statement executed by such nominee acknowledging that as a director of the Company, such nominee will owe a fiduciary duty under the General Corporation Law of the State of Delaware exclusively to the Company and its stockholders. In addition, stockholder nominations should be submitted within the time frame required by the Company’s amended and restated bylaws and addressed to: Vitacost.com, Inc., Attention: General Counsel and Corporate Secretary, 5400 Broken Sound Blvd., NW, Suite 500, Boca Raton, Florida.

A stockholder that instead desires to merely recommend a candidate for consideration by the Nominating/Corporate Governance Committee shall direct the recommendation in writing to Vitacost.com, Inc., Attention: General Counsel and Corporate Secretary, 5400 Broken Sound Blvd., NW, Suite 500, Boca Raton, Florida, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the nominating person’s ownership of Company stock.

Additional Information About the Proxy Materials

Q:	What should I do if I receive more than one set of proxy materials?
A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each Vitacost proxy card or voting instruction card that you receive to ensure that all your shares are voted.
Q:	What is the mailing address for Vitacost’s principal executive offices?
A:	Vitacost’s principal executive offices are located at 5400 Broken Sound Blvd., NW, Suite 500, Boca Raton, Florida 33487.

Any written requests for additional information, additional copies of the proxy materials, notices of stockholder proposals, recommendations for candidates to the Board of Directors, communications to the Board of Directors or any other communications should be sent to this address.

Our internet address is www.vitacost.com. The information posted on our website is not incorporated into this proxy statement.

PROPOSAL ONE:

PROPOSAL TO APPROVE AND ADOPT THE VITACOST.COM, INC.
2011 INCENTIVE COMPENSATION PLAN

The stockholders are being asked to approve a new 2011 Incentive Compensation Plan (the “Plan”). The Board has adopted the Plan, subject to approval from the stockholders at the Special Meeting of Stockholders. If approved, the Plan will replace our current 2007 Stock Award Plan (the “2007 Plan”). The 2007 Plan, however, will continue to govern awards previously granted under it. The Board has determined that it is in the best interests of the Company to adopt the Plan and is asking the Company’s stockholders to approve the Plan.

Stockholders are being asked to approve 6,000,000 shares of the Company’s Common Stock for issuance under the Plan, plus (i) any shares reserved but not issued pursuant to any awards under the 2007 Plan as of the date stockholders approve the Plan, and (ii) any shares subject to outstanding awards under the 2007 Plan that expire or otherwise terminate without having been exercised in full, or are forfeited to or repurchased by the Company, with the maximum number of shares to be added pursuant to these sections (i) and (ii) equal to an additional 2,000,000 shares. As of June 30, 2011, the number of shares subject to awards outstanding under the 2007 Plan was 3,321,280 shares and the number of shares reserved for issuance under the 2007 Plan was 105,000 shares.

The Board believes that the Company must offer a competitive equity incentive program if it is to continue to successfully attract and retain the best possible candidates for positions of substantial responsibility within the Company. The Board expects that the Plan will be an important factor in attracting, retaining and rewarding high caliber employees who are essential to our success and in providing incentive to these individuals to promote the success of the Company.

The Plan is also designed to allow the Company to deduct in full for federal income tax purposes the compensation recognized by its executive officers in connection with certain awards granted under the Plan. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer and other “covered employees,” as determined under Section 162(m) of the Code and applicable guidance. However, certain types of compensation, including performance-based compensation, are generally excluded from this deductibility limit. To enable compensation in connection with stock options, stock appreciation rights and certain restricted stock grants, restricted stock units, performance shares and performance units awarded under the Plan to qualify as “performance-based” within the meaning of Code Section 162(m) (“Section 162(m)”), the Plan limits the sizes of such awards as further described below. By approving the Plan, the stockholders will be approving, among other things, eligibility requirements for participation in the Plan, performance measures upon which specific performance goals applicable to certain awards would be based, limits on the numbers of shares or compensation that could be made to participants, and the other material terms of the awards described below.

Summary of the Plan

The following is a summary of the principal features of the Plan and its operation. The summary is qualified in its entirety by reference to the Plan as set forth in Appendix A.

General

The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide incentives to individuals who perform services to the Company, and to promote the success of the Company’s business. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance shares and performance units, and other stock or cash awards as the Administrator may determine.

Authorized Shares

The Plan share reserve includes the sum of 6,000,000 shares of our Common Stock, plus (i) any shares of our Common Stock which have been reserved but not issued pursuant to any awards granted under the 2007 Plan as of the date of stockholder approval of the Plan, and (ii) the number of shares subject to outstanding awards under the 2007 Plan that expire or otherwise terminate without having been exercised in full, or are forfeited to or repurchased by the Company, with the maximum number of shares to be added pursuant to these clauses (i) and (ii) equal to an additional 2,000,000 Shares.

If any award granted under the Plan expires or becomes unexercisable without having been exercised in full or is terminated due to failure to vest, the unpurchased or unissued shares subject to such award will become available for future grant or sale under the Plan. With respect to stock appreciation rights, only shares actually issued pursuant to a stock appreciation right will cease to be available under the Plan. If shares issued pursuant to restricted stock, restricted stock units, performance shares or performance units are repurchased by or forfeited to the Company, such shares will become available for future grant under the Plan. Shares used to pay the exercise price or purchase price of an award and/or to satisfy the tax withholding obligations of an award will remain available for issuance under the Plan. Payment of cash rather than shares pursuant to an award will not result in reducing the number of shares available for issuance under the Plan.

Adjustments to Shares Subject to the Plan

In the event of any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure affecting our Common Stock occurs, the Committee, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares that may be delivered under the Plan, and/or the number, class and price of shares of stock subject to outstanding awards, and the award grant limitations.

Administration

The Plan will be administered by the Board, any standing committee of the Board, or a committee of individuals satisfying applicable laws appointed by the Board in accordance with the terms of the Plan (the “Administrator”). To make grants to certain officers and key employees of the Company, the members of the committee must qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m), administration must be by a committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). (For purposes of this summary of the Plan, the term “Administrator” will refer to the Board or any committee designated by the Board to administer the Plan.)

Subject to the terms of the Plan, the Administrator has the sole discretion to select the employees, consultants, and directors who will receive awards, to determine the terms and conditions of awards, to modify or amend each award (subject to the restrictions of the Plan), including to accelerate vesting or waive forfeiture restrictions, and to interpret the provisions of the Plan and outstanding awards. The Administrator may allow a participant to defer the receipt of payment of cash or delivery of shares that otherwise would be due to such participant. The Administrator may determine the terms and conditions of any award exchange program, and, with the approval of the Company’s stockholders, institute an award exchange program. The Administrator may make rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and may make all other determinations deemed necessary or advisable for administering the Plan.

Eligibility

Awards may be granted to employees, directors and consultants of the Company and employees and consultants of any affiliate of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company.

Stock Options

Each option granted under the Plan will be evidenced by a written or electronic agreement between the Company and a participant specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Plan.

The exercise price per share of each option may not be less than the fair market value of a share of our Common Stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “Ten Percent Stockholder”) must have an exercise price per share equal to at least 110% of the fair market value of a share on the date of grant. The aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000. Generally, the fair market value of our Common Stock is the value determined by the Administrator in good faith by reference to the price of our stock on any established stock exchange or national market system.

The Plan provides that the Administrator will determine the acceptable form(s) of consideration for exercising an option. An option will be deemed exercised when the Company receives the notice of exercise and full payment for the shares to be exercised, together with applicable tax withholdings.

Options will be exercisable at such times or under such conditions as determined by the Administrator and set forth in the award agreement. The maximum term of an option will be specified in the award agreement, provided that options will have a maximum term of 10 years, and provided further that an incentive stock option granted to a Ten Percent Stockholder must have a term not exceeding 5 years.

The Administrator will determine and specify in each award agreement, and solely in its discretion, the period of post-termination exercise applicable to each option. In the absence of such a determination by the Administrator, the participant generally will be able to exercise his or her option for (i) 3 months following his or her termination for reasons other than death or disability, and (ii) 12 months following his or her termination due to disability or following his or her death while holding the option.

Stock Appreciation Rights

A stock appreciation right gives a participant the right to receive the appreciation in the fair market value of our Common Stock between the date of grant of the award and the date of its exercise. Each stock appreciation right granted under the Plan will be evidenced by a written or electronic agreement between the Company and the participant specifying the exercise price and the other terms and conditions of the award, consistent with the requirements of the Plan.

The exercise price per share of each stock appreciation right may not be less than the fair market value of a share on the date of grant. Upon exercise of a stock appreciation right, the holder of the award will be entitled to receive an amount determined by multiplying (i) the difference between the fair market value of a share on the date of exercise over the exercise price by (ii) the number of exercised shares. The Company may pay the appreciation in cash, in shares, or in some combination thereof. The term of a stock appreciation right will be no more than 10 years from the date of grant. The terms and conditions relating to the period of post-termination exercise with respect to options described above also apply to stock appreciation rights.

Restricted Stock Awards

Awards of restricted stock are rights to acquire or purchase shares, which vest in accordance with the terms and conditions established by the Administrator in its sole discretion. Each restricted stock award granted will be evidenced by a written or electronic agreement between the Company and the participant specifying the number of shares subject to the award and the other terms and conditions of the award, consistent with the requirements of the Plan. Restricted stock awards may be subject to vesting conditions as the Administrator specifies, and the shares acquired may not be transferred by the participant until vested. Notwithstanding the foregoing, if the Administrator desires that the award qualify as performance-based compensation under Section 162(m), any restrictions will be based on a specified list of performance goals and certain other requirements (see “Performance Goals” below for more information).

Unless otherwise provided by the Administrator, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed prior to the participant’s termination of service. Unless the Administrator provides otherwise, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions on transferability and forfeitability as the original award. The Administrator may, in its sole discretion, reduce or waive any restrictions and may accelerate the time at which any restrictions will lapse or be removed.

Restricted Stock Units

The Administrator may grant restricted stock units which represent a right to receive shares at a future date as set forth in the participant’s award agreement. Each restricted stock unit granted under the Plan will be evidenced by a written or electronic agreement between the Company and the participant specifying the number of shares subject to the award and other terms and conditions of the award, consistent with the requirements of the Plan.

Restricted stock units will result in a payment to a participant only if the performance goals or other vesting criteria the Administrator may establish are achieved or the awards otherwise vest. Earned restricted stock units will be paid, in the sole discretion of the Administrator, in the form of cash, shares, or in a combination thereof. The Administrator may establish vesting criteria in its discretion, which may be based on company-wide, business unit or individual goals, or any other basis which, depending on the extent to which they are met, will determine the number of restricted stock units to be paid out to participants. Notwithstanding the foregoing, if the Administrator desires that the award qualify as performance-based compensation under Section 162(m), any restrictions will be based on a specified list of performance goals and certain other requirements (see “Performance Goals” below for more information).

After the grant of a restricted stock unit award, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout and may accelerate the time at which any restrictions will lapse or be removed. A participant will forfeit any unearned restricted stock units as of the date set forth in the award agreement. The Administrator in its sole discretion may pay earned restricted stock units in cash, shares of our Common Stock, or a combination of cash and shares.

Performance Units and Performance Shares

Performance units and performance shares may also be granted under the Plan. Each award of performance units or shares granted under the Plan will be evidenced by a written or electronic agreement between the Company and the participant specifying the performance period and other terms and conditions of the award, consistent with the requirements of the Plan. Performance units and performance shares will result in a payment to a participant only if the performance goals or other vesting criteria the Administrator may establish are achieved or the awards otherwise vest. Earned performance units and performance shares will be paid, in the sole discretion of the Administrator, in the form of cash, shares (which will have an aggregate fair market value equal to the earned performance units or shares at the close of the applicable performance period), or in a combination thereof. The Administrator may establish performance objectives in its discretion, which may be based on company-wide, divisional or individual goals, applicable federal or state securities laws, or any other basis, and which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. Notwithstanding the foregoing, if the Administrator desires that the award qualify as performance-based compensation under Section 162(m), any restrictions will be based on a specified list of performance goals and certain other requirements (see “Performance Goals” below for more information).

After the grant of a performance unit or performance share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance units or shares and accelerate the time at which any restrictions will lapse or be removed. Performance units will have an initial value established by the Administrator on or before the date of grant. Each performance share will have an initial value equal to the fair market value of a share on the grant date. A participant will forfeit any performance shares or units that are unearned or unvested as of the date set forth in the award agreement.

Performance Goals

Awards of restricted stock, restricted stock units, performance shares, performance units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Code Section 162(m) and may provide for a targeted level or levels of achievement including: operating cash flow, operating income, profit after-tax, profit before-tax, return on assets, return on equity, earnings per-share, return on sales, revenue, and total shareholder return. The performance goals may differ from participant to participant and from award to award. Any criteria used may be measured (as applicable), in absolute terms, in relative terms (including, but not limited to, passage of time and/or against another company or companies), on a per-share basis, against the performance of the Company as a whole or a segment of the Company, and on a pre-tax or after-tax basis. In all other respects, performance goals will be calculated in accordance with the Company’s financial statements, generally accepted accounting principles, or under a methodology established by the Administrator prior to issuance of an award and applied consistently with respect to the performance goal for the relevant performance period.

To the extent necessary to comply with the performance-based compensation provisions of Code Section 162(m), with respect to any award granted subject to performance goals, within the first 25% of the performance period, but in no event more than 90 days following the commencement of any performance period (or such other time as may be required or permitted by Code Section 162(m)), the Administrator will, in writing: (i) designate one or more participants to whom an award will be made, (ii) select the performance goals applicable to the performance period, (iii) establish the performance goals, and amounts of such awards, as applicable, which may be earned for such performance period, and (iv) specify the relationship between performance goals and the amounts of such awards, as applicable, to be earned by each participant for such performance period. Following the completion of each performance period, the Administrator will certify in writing whether the applicable performance goals have been achieved for such performance period. In determining the amounts earned by a participant, the Administrator may reduce or eliminate (but not increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the performance period. A participant will be eligible to receive payment pursuant to an award for a performance period only if the performance goals for such period are achieved.

Individual Award Limitations

The Plan contains annual grant limits intended to satisfy Section 162(m). Specifically, the maximum number of shares which could be issued to any one individual in any fiscal year pursuant to:

Award Type	Annual Number of Shares	Additional Shares in Connection with New Hire	Maximum Number of Shares
Stock Option	1,000,000	2,000,000	3,000,000
Stock Appreciation Right	1,000,000	2,000,000	3,000,000
Restricted Stock	750,000	1,000,000	1,750,000
Restricted Stock Units	750,000	1,000,000	1,750,000
Performance Shares/Units	750,000	1,000,000	1,750,000

The Administrator will adjust the share limitations set forth in the above paragraph in the event of any adjustment to the Company’s shares discussed above (under “Adjustments to Shares Subject to the Plan”).

Transferability of Awards

Unless determined otherwise by the Administrator, awards granted under the Plan generally are not transferable other than by will or by the laws of descent or distribution, and all rights with respect to an award granted to a participant generally will be available during a participant’s lifetime only to the participant.

Dissolution or Liquidation

In the event of the Company’s proposed dissolution or liquidation, the Administrator will notify each participant as soon as practicable prior to the effective date of such proposed transaction. An award will terminate immediately prior to consummation of such proposed action to the extent the award has not been previously exercised.

Change in Control

The Plan provides that, in the event of a “change in control” (as defined in the Plan), the Administrator will have authority to determine the treatment of outstanding awards, including, without limitation, that

•	awards be assumed or substantially equivalent award substituted by the acquiring or succeeding corporation or its affiliate;
•	awards will terminate upon or immediately prior to consummation of such transaction;
•	outstanding awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon such transaction and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of the transaction;
•	an award will terminate in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon exercise of the award or realization of the participant’s rights as of the date of the transaction; or
•	any combination of the foregoing.

If the successor corporation does not assume or substitute outstanding awards, unless the Administrator provides otherwise, the award will terminate if not exercised (if applicable) at or prior to the effective date of the change in control. The Administrator will not be required to treat all outstanding awards the same in the transaction.

Termination or Amendment

The Plan will automatically terminate 10 years from the date of its adoption by the Board, unless terminated at an earlier time by the Board. The Administrator may terminate or amend the Plan at any time, provided that no amendment may be made without stockholder approval to the extent approval is necessary or desirable to comply with any applicable laws. No termination or amendment may impair the rights of any participant unless mutually agreed otherwise between the participant and the Administrator.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options

An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option normally will recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonstatutory Stock Options

Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant.

Stock Appreciation Rights

In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the fair market value of any shares of our Common Stock received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards

A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Unit Awards

There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the Administrator or a participant. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Performance Shares and Performance Unit Awards

A participant generally will recognize no income upon the grant of a performance share or a performance unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Section 409A

Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Plan with a deferral feature will be subject to the requirements of Section 409A of the Code. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Certain states have enacted laws similar to Section 409A which impose additional taxes, interest and penalties on non-qualified deferred compensation arrangements. The Company will also have withholding and reporting requirements with respect to such amounts.

Tax Effect for the Company

The Company generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” as determined under Section 162(m) and applicable guidance.

Number of Awards Granted to Employees, Consultants, and Directors

The number of awards that an employee, director or consultant may receive under the Plan is in the discretion of the Administrator and therefore cannot be determined in advance. The following table sets forth (i) the aggregate number of shares of our Common Stock subject to options granted under the 2007 Plan to our Named Executive Officers (“NEOs”) during the last fiscal year and (ii) the average per share exercise price of such options.

Grants of Options to NEOs in 2010

Name	Grant Date	Number of Securities Underlying Options (#)	Exercise or Base Price of Options Awards ($/Sh)(1)
Jeffrey Horowitz	2010	—	—
	8/2/2010	200,000	$8.91
Stephen E. Markert, Jr.	2010	—	—
Sonya L. Lambert	2010	—	—
Robert D. Hirsch	2010	—	—
Mary Marbach	2010	—	—
	2/3/2010	50,000	$9.72
Ira P. Kerker(2)	2010	—	—
Richard P. Smith(3)	2010	—	—
Birender S. Brar(4)	2010	—	—
	2/3/2010	20,000	$9.72

(1)	The exercise price for the stock option was the closing price our Common Stock on the grant date, as reported on the NASDAQ Stock Market.
(2)	On August 16, 2010, Mr. Kerker and the Company announced his separation from the Company.
(3)	On October 19, 2010, the Company terminated Mr. Smith from his position as Chief Financial and Accounting Officer.
(4)	On September 20, 2010, Mr. Brar tendered his resignation as Vice President, Supply Chain.

VOTE REQUIRED AND BOARD OF DIRECTORS’ RECOMMENDATION

The affirmative vote of the holders of a majority of the voting power represented at the meeting.

We believe strongly that the approval of the 2011 Incentive Compensation Plan is essential to our continued success. Our employees are one of our most valuable assets. Stock options and other awards such as those provided under the 2011 Incentive Compensation Plan are vital to our ability to attract and retain outstanding and highly skilled individuals. Such awards also are crucial to our ability to motivate employees to achieve the Company’s goals. For the reasons stated above, the stockholders are being asked to approve the 2011 Incentive Compensation Plan.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE ADOPTION OF THE 2011 INCENTIVE COMPENSATION PLAN

PROPOSAL TWO:

PROPOSAL TO APPROVE THE AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION OF VITACOST.COM, INC.

Our Board of Directors has unanimously adopted and approved, and recommends that stockholders approve, the Amended and Restated Certificate of Incorporation of Vitacost to, among other things, integrate into a single document all of the provisions of Vitacost’s existing Certificate of Incorporation, as amended, which are today contained in numerous documents filed over several years and to conform our Certificate of Incorporation to the Delaware General Corporation Law and current Delaware practice.

Our Certificate of Incorporation was originally filed with the Secretary of State of Delaware on May 20, 1994. Since then, the Company has filed a number of amendments to the original document resulting in the complete Certificate of Incorporation, as amended, being contained in numerous documents.

In addition, in October 2010, pursuant to a request from a member of our Board of Directors, our audit committee initiated an internal review into the methodologies and procedures used by the Company to calculate the value, for financial reporting purposes, of certain stock-based compensation grants and awards and the classification of certain non-cash expense items previously reported in the Company’s financial statements in connection therewith. The internal review was conducted by the audit committee with the assistance of outside independent professional advisors and consultants. During the course of the internal review, our audit committee and its advisors discovered certain defects in our corporate organizational and formation documents and certain corporate transactions that may not have been authorized in accordance with all requirements of applicable Delaware corporate law, including, without limitation, certain stock splits and stock option and other stock issuance transactions. In order to address these issues and to quiet title to all outstanding shares of our Common Stock and stock options, as part of the settlement of our pending derivative suit in the Circuit Court of the Fifteenth Judicial District, Palm Beach County, Florida (the “Court”), captioned Kloss v. Kerker et al., we requested that the Court enter a final order recognizing and quieting title to all outstanding Vitacost shares of stock and stock options for and as of the twelve (12) month period ending December 31, 2004 through the six (6) month period ending June 30, 2009. On May 27, 2011, the Court issued an order and final judgment (the “Order”) approving the settlement of the derivative lawsuit. The Order also quiets title to all our outstanding shares of stock and stock options for all audited periods since 2004 through June 30, 2009 pursuant to the inherent equitable powers of the Court and the Uniform Commercial Code.

The results of the audit committee investigation cast doubt upon the adequacy of the documentation and approval process for at least some amendments to the Company’s Certificate of Incorporation and bylaws. For this reason, the Company cannot be certain that all amendments to its Certificate of Incorporation and bylaws were properly approved. The approval of the Company’s Certificate of Incorporation and bylaws by stockholders whom the Court has determined the Company may assume to be the holders of validly issued shares of our Common Stock will eliminate any uncertainty regarding the Company’s Certificate of Incorporation and bylaws and will enable the Company to proceed with operations and have confidence in its organizational structure following the Merger described in Proposal Four below.

Purpose of the Proposed Amendments

The Board of Directors has determined that it is in the best interests of the Company and its stockholders to amend or clarify certain provisions of the Certificate of Incorporation, as amended, including the elimination of certain provisions no longer in effect, in accordance with the Delaware General Corporation Law. The proposed amendments to our Certificate of Incorporation, as amended, include in substantive part the following:

•	Article Second — updates the address of our registered office in the State of Delaware;
•	Article Fifth — deletes the reference to the Company’s incorporator;
•	Article Sixth (paragraph 4) — conforms the language to Section 271 of the Delaware General Corporation Law;

•	Article Seventh — revises the indemnification provisions to be consistent with the Delaware General Corporation Law and current Delaware practice; and
•	Article Eighth — revises the director liability and indemnification provisions to be consistent with the Delaware General Corporation Law and current Delaware practice.

Under Delaware law, a corporation’s certificate of incorporation generally can be amended with a vote of the stockholders holding a majority of the outstanding shares of stock unless specified otherwise therein. Our Board of Directors has determined that approval of the proposed amendments to our Amended and Restated Certificate of Incorporation is in our and our stockholders’ best interests, and the members of our Board of Directors have unanimously approved the Amended and Restated Certificate of Incorporation.

The full text of the Amended and Restated Certificate of Incorporation (marked to show changes to our existing Certificate of Incorporation, as amended) is attached to this proxy statement as Appendix B. The summary above does not contain all the information that may be necessary to you. The summary is qualified in its entirety by reference to the text of the Amended and Restated Certificate of Incorporation (which has been marked to show changes to our existing Certificate of Incorporation). You are urged to read the Amended and Restated Certificate of Incorporation in its entirety.

VOTE REQUIRED AND BOARD OF DIRECTORS’ RECOMMENDATION

Approval of the proposed Amended and Restated Certificate of Incorporation will require the affirmative vote of a majority of the outstanding shares of our Common Stock.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

PROPOSAL THREE:

PROPOSAL TO APPROVE THE
AMENDED AND RESTATED BYLAWS OF VITACOST.COM, INC.

For the reasons set forth above in Proposal Two, our Board of Directors believes that the approval of our Amended and Restated Bylaws is necessary to eliminate any remaining uncertainty with respect to the validity of the provisions of our bylaws. In addition, our Board of Directors believes that the approval of certain amendments to our bylaws to conform the bylaws to the Delaware General Corporation Law and current Delaware practice is in our and our stockholders’ best interests, and the members of our Board of Directors have unanimously approved the Amended and Restated Bylaws containing such amendments.

Purpose of the Proposed Amendments

Our Board of Directors is committed to implementing effective corporate governance policies and practices, which ensure that the Company is governed with high standards of ethics, integrity and accountability and in the best interest of the stockholders. Accordingly, the proposed amendments to our bylaws are generally designed to conform our bylaws to the Delaware General Corporation Law and current Delaware practice. The proposed amendments to our bylaws include in substantive part the following:

•	Article III (Section 3.3) — eliminates a provision that provides that Section 3.3 may not be amended without the consent of each stockholder of the Company owning ten percent (10%) or more of the Company’s issued and outstanding Common Stock because the provision is unenforceable under the Delaware General Corporation Law;
•	Article III (Section 3.7) — conforms the adjournment provisions to the Delaware General Corporation Law and current Delaware practice;
•	Article III (Section 3.11) — conforms the stockholder list requirements to the Delaware General Corporation Law and current Delaware practice;
•	Article III (Section 3.12) — conforms the provisions governing stockholder action without a meeting to the Delaware General Corporation Law and current Delaware practice;
•	Article IV (Section 4.7) — conforms the provisions governing board action without a meeting to the Delaware General Corporation Law and current Delaware practice;
•	Article VII (Section 7.4) — conforms the provisions governing the fixing of record dates to the Delaware General Corporation Law and current Delaware practice; and
•	Article XIV (Section 14.1) — eliminates a provision that provides that the Board shall not adopt, amend or repeal any bylaws which would supersede the rights of 10% Stockholders set forth in Section 3.3 because the provision is unenforceable under the Delaware General Corporation Law.

The complete text of the Amended and Restated Bylaws (which has been marked to show changes to our existing Amended and Restated Bylaws) is attached to this proxy statement as Appendix C. The summary above does not contain all the information that may be necessary to you. The summary is qualified in its entirety by reference to the text of the Amended and Restated Bylaws (which has been marked to show changes to our existing Amended and Restated Bylaws). You are urged to read the Amended and Restated Bylaws in their entirety.

VOTE REQUIRED AND BOARD OF DIRECTORS’ RECOMMENDATION

Approval of the Amended and Restated Bylaws will require the affirmative vote of a majority of the outstanding shares of our Common Stock.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE AMENDED AND RESTATED BYLAWS.

PROPOSAL FOUR:

PROPOSAL TO APPROVE THE MERGER OF VITACOST.COM, INC. WITH AND INTO
VITACOST MERGER CORPORATION, FOR THE PURPOSE OF RESTRUCTURING
VITACOST.COM, INC.

Our Board of Directors has unanimously adopted and approved, and recommends that the stockholders approve, the merger of Vitacost with and into Vitacost Merger Corporation, a wholly owned subsidiary of Vitacost, for the purpose of restructuring Vitacost to eliminate any uncertainty regarding the Company’s organizational documents (the “Proposed Restructuring”). You are urged to read carefully the following sections of this proxy statement, including the related appendices, before voting on this proposal. “Vitacost” refers to Vitacost.com, Inc. and “Vitacost Merger Corporation” refers to the new Delaware corporation, a wholly owned subsidiary of Vitacost, which is the proposed successor of Vitacost.

The Proposed Restructuring will be effected by merging Vitacost with and into Vitacost Merger Corporation, which was recently incorporated under the Delaware General Corporation Law for this purpose, pursuant to the Merger Agreement attached hereto as Appendix D. Upon completion of the Merger, Vitacost will cease to exist and Vitacost Merger Corporation will continue to operate the business of Vitacost under the name Vitacost.com, Inc. It is anticipated that the Merger, and thus the Proposed Restructuring, will become effective (the “Effective Date”), as soon as reasonably practicable following the Special Meeting, which is scheduled for September 7, 2011.

If the stockholders approve the Proposed Restructuring and the matters set forth in Proposals Two and Three in this proxy statement (the “Charter Amendments”), such Charter Amendments will be effected immediately prior to the Proposed Restructuring. Furthermore, each outstanding share of Vitacost Common Stock will be converted into one share of Vitacost Merger Corporation common stock on the Effective Date. Each outstanding option or right to purchase one share of our Common Stock will be converted into a right to purchase one share of Vitacost Merger Corporation common stock on the Effective Date at one times the price per share, upon the same terms and subject to the same conditions.

Each stock certificate representing issued and outstanding shares of our Common Stock prior to the Effective Date will, after the Effective Date, represent the same number of shares of Vitacost Merger Corporation common stock. Each option agreement representing the right to purchase shares of our Common Stock prior to the Effective Date will, after the Effective Date, represent the right to purchase the same number of shares of Vitacost Merger Corporation’s common stock. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS AND OPTIONEES TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES AND OPTION AGREEMENTS FOR VITACOST MERGER CORPORATION STOCK CERTIFICATES AND OPTION AGREEMENTS AFTER THE MERGER, SHOULD IT OCCUR.

The Merger Agreement provides that the Board of Directors may abandon the Merger at any time prior to the Effective Date if the Board determines that the Merger is inadvisable for any reason. The Merger Agreement may be amended at any time prior to the Effective Date, either before or after the stockholders have voted to adopt the proposal, subject to applicable law. The Company will re-solicit stockholder approval of the Merger if the terms of the Merger Agreement are changed in any material respect.

The registration statements of Vitacost on file with the Securities and Exchange Commission immediately prior to the Merger will be assumed by Vitacost Merger Corporation. Our Common Stock is listed for trading on the NASDAQ Global Market under the ticker symbol “VITC.” After the Merger, our Common Stock would continue to be traded on NASDAQ without interruption, under the same symbol.

Approval of the Proposed Restructuring will also constitute approval and adoption of the Merger agreement and approval of the charter documents of Vitacost Merger Corporation. Accordingly, the discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the certificate of incorporation and the bylaws of Vitacost Merger Corporation, copies of which are attached hereto as Appendix D, Appendix E and Appendix F, respectively.

Purpose of the Proposed Restructuring

As discussed above in Proposal Two, the audit committee investigation revealed certain defects in our corporate organizational and formation documents and certain corporate transactions that may not have been authorized in accordance with all requirements of applicable Delaware corporate law, including, without limitation, certain stock splits and stock option and other stock issuance transactions. The Order has quieted title to all our outstanding shares of stock and stock options for all audited periods since 2004 through June 30, 2009 pursuant to the inherent equitable powers of the Court and the Uniform Commercial Code. In order to eliminate any uncertainty regarding our organizational documents and any prior corporate action, our Board of Directors has determined that it is in the best interest of the Company and our stockholders to approve the Amended and Restated Certificate of Incorporation of Vitacost, the Amended and Restated Bylaws of Vitacost, and the Merger for the purpose of restructuring Vitacost.

No Change in the Board Members, Business, Management, Employee Plans or Location of Principal Facilities of Vitacost

The Proposed Restructuring will effect a change in the legal entity that constitutes Vitacost, and other changes of a legal nature, certain of which are described in this proxy statement. The Proposed Restructuring will NOT result in any change in the name, business, management, fiscal year, assets, liabilities or location of the principal facilities of Vitacost. The directors of Vitacost will continue as the directors of the surviving corporation. All Vitacost employee benefit and stock option plans will be continued by Vitacost Merger Corporation, and each outstanding option or right to purchase our Common Stock will automatically be converted into an option or right to purchase the same number of shares of Vitacost Merger Corporation common stock, at the same price per share, upon the same terms and subject to the same conditions. Stockholders should also note that approval of the Proposed Restructuring will also constitute approval of the assumption of all Vitacost employee benefit and stock option plans by Vitacost Merger Corporation. Vitacost’s other employee benefit arrangements will also be continued by Vitacost Merger Corporation upon the terms and subject to the conditions currently in effect.

The Charter and Bylaws of Vitacost and Vitacost Merger Corporation

The provisions of the certificate of incorporation and bylaws of Vitacost Merger Corporation, which will be in effect immediately following the Proposed Restructuring, are identical to those of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of Vitacost which stockholders are being asked to approve at the Special Meeting (as set forth in Proposals Two and Three); including changing the name of Vitacost Merger Corporation to Vitacost.com, Inc. Copies of the certificate of incorporation and bylaws of Vitacost Merger Corporation are attached hereto as Appendix E and Appendix F, respectively, and this discussion does not purport to be complete and is subject to, and is qualified in its entirety by, reference to all of the provisions of those appendices.

No Appraisal Rights

Because Vitacost stockholders will receive shares in the surviving corporation in the Merger, which shares will be registered for trading on a national securities exchange, the Vitacost stockholders will not be entitled to exercise appraisal or dissenters’ rights as a result of the Merger.

Material U.S. Federal Income Tax Consequences

This discussion summarizes the material U.S. federal income tax considerations with respect to the Proposed Restructuring that are generally applicable to holders of Vitacost stock. This discussion does not deal with all U.S. federal income tax considerations that may be relevant to specific Vitacost stockholders in light of their particular circumstances, such as non-U.S. stockholders, certain former citizens or residents of the United States, financial institutions, dealers in securities, insurance companies or tax-exempt entities, stockholders who acquired Vitacost stock pursuant to the exercise of an employee stock option or right or otherwise as compensation, stockholders who hold Vitacost stock as part of a hedge, straddle, constructive sale, integrated or conversion transaction, or stockholders who do not hold their shares of Vitacost stock as capital assets. This summary does not address the tax consequences of any transaction other than the Proposed Restructuring, whether or not such transaction is in connection with the Proposed Restructuring. This summary does not address U.S. federal income tax considerations applicable to holders of options to purchase Vitacost stock, or holders of debt instruments convertible into Vitacost stock. This summary does not address the tax consequences to any stockholder who actually or constructively owns 5% or more of Vitacost’s stock or whose tax basis in the Vitacost stock equals or exceeds $1 million, who may be subject to special reporting requirements. Furthermore, no non-U.S., state, or local tax considerations are addressed herein. ALL VITACOST STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. TAX CONSEQUENCES TO THEM OF THE PROPOSED RESTRUCTURING. This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement, all of which are subject to change, possibly with retroactive effect.

The Proposed Restructuring is expected to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code or as a tax-free exchange governed by Section 1036 of the Code. Subject to the limitations, qualifications, and exceptions described herein, and assuming the Proposed Restructuring so qualifies, the following federal income tax consequences generally will result:

•	no gain or loss will be recognized by a Vitacost stockholder that exchanges all of such stockholder’s Vitacost stock for Vitacost Merger Corporation stock in the Proposed Restructuring;
•	the aggregate tax basis of the Vitacost Merger Corporation stock received by a Vitacost stockholder in the Proposed Restructuring will be equal to the aggregate tax basis of Vitacost stock surrendered in exchange therefor; and
•	the holding period of the Vitacost Merger Corporation stock received in the Proposed Restructuring will include the period for which the Vitacost stock surrendered in exchange therefor was held.

We have not requested a ruling from the Internal Revenue Service (the “IRS”) or an opinion of counsel with respect to the federal income tax consequences of the Proposed Restructuring under the Code. A successful IRS challenge to the “reorganization” status of the Proposed Restructuring would result in a Vitacost stockholder recognizing gain or loss with respect to each share of Vitacost stock exchanged in the Proposed Restructuring equal to the difference between the stockholder’s basis in such share and the fair market value of the Vitacost Merger Corporation stock received in exchange therefor. In such event, a stockholder’s aggregate basis in the shares of Vitacost Merger Corporation common stock received in the exchange would equal their fair market value on such date, and the stockholder’s holding period for such shares would not include the period during which the stockholder held Vitacost Common Stock.

VOTE REQUIRED AND BOARD OF DIRECTORS’ RECOMMENDATION

Approval of the Proposed Restructuring will require the affirmative vote of a majority of the outstanding shares of our Common Stock.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE PROPOSED RESTRUCTURING.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

Our executive compensation program is designed to enable us to attract and retain key personnel and provide incentives that promote short and long-term financial growth and stability to enhance stockholder value based on a pay-for-performance model. Our Compensation Committee reviews and recommends to our Board of Directors the compensation program for our “Named Executive Officers” and oversees our executive compensation strategy. In 2010, our Named Executive Officers were Ira P. Kerker, our former Chief Executive Officer, Richard P. Smith, our former Chief Financial and Accounting Officer, Jeffrey Horowitz, our Chief Executive Officer, Stephen E. Markert, Jr. our interim Chief Financial Officer, Sonya L. Lambert, our Chief Marketing Officer, Robert D. Hirsch, our Vice President Information Technology and Chief Information Officer, Mary Marbach, our General Counsel and Corporate Secretary and Birender S. Brar, our former Vice President Supply Chain.

The discussion in this section describes compensation paid to our Named Executive Officers for services rendered to us in all capacities during our fiscal year ended December 31, 2010.

Our executive compensation program provides for the following elements:

•	base salaries, which are designed to allow us to attract and retain qualified candidates;
•	incentive compensation, which provides additional cash compensation and is designed to support our pay-for-performance philosophy and align compensation with our corporate strategies and business and financial objectives;
•	equity compensation, principally in the form of stock options, which are granted to incentivize executive behavior that results in increased stockholder value; and
•	a benefits package that is available to all of our employees.

A detailed description of these components is provided below.

Elements of Our Executive Compensation Program

Base Salary.  The base salary provides cash compensation for performing the essential elements of our executive positions. We strive to set our base salaries at levels which we believe are competitive in our market and provide our executives a level of compensation that permits them to focus their energies on job performance.

Annual Bonus/Incentive Compensation.  Our incentive compensation, in the form of cash payment, is intended to compensate our executives after the end of each calendar quarter for meeting our corporate and/or financial objectives and, in the case of certain executives, their individual performance objectives and to incentivize our executives to meet these objectives. We may set multiple objectives for an executive to achieve. A specific incentive payment may be earned for meeting one or more of such objectives. Further, our incentive compensation is intended to reward and incentivize our executives for exceeding their objectives. We may grant discretionary cash bonuses as an award to our executives for performance that is not necessarily rewarded by the incentive compensation or to attract new executives to join our management team. For those Named Executive Officers who received a bonus, their objectives were set by the appropriate executive or Compensation Committee. The potential incentive compensation in 2010 ranged from 4.3% to 189.3%.

Equity-Based Compensation.  Generally, the goals of our equity based compensation are intended to align the interests of our Named Executive Officers with the interests of our stockholders. Our Named Executive Officers typically receive equity awards in the form of stock options that vest equally over a period of five years in an effort to encourage the long-term retention of our executives. We may, however, grant options or other awards that vest immediately as determined by our Compensation Committee to be consistent with our objectives. The exercise price of our stock option grants is the fair market value of our stock on the grant date. Also, our stock option awards typically provide for the acceleration of vesting of options in the event of a change in control of our company. We have not yet established policies for the timing of awarding stock option grants to our executives. The Compensation Committee intends to adopt a policy regarding the timing of grants in relation to the release of material information to our stockholders.

Benefits.  We provide our Named Executive Officers other benefits generally available to our employees such as health benefits, a 401(k) plan and life and disability insurance. These benefits are intended to provide support to our executives and their families throughout various stages of their careers, and these core benefits are provided to all executives regardless of their individual performance levels. The 401(k) plan allows participants to defer their annual compensation, subject to the limitations set by the Internal Revenue Code, which was $16,500 per person for 2010. The executives’ elective deferrals are immediately vested and non-forfeitable upon contribution to the 401(k) plan.

Determining the Amount of Each Element of Compensation

Base Salary.  Generally, base salaries for our Named Executive Officers are established through negotiation when the executive is hired. Factors we considered in the negotiation are prior experience, qualifications, prior salary and our need for the particular qualifications of such executive. Adjustments in base salary are based on the executive’s responsibilities, performance and their overall compensation package. We review our executives’ base salaries annually taking into consideration the executive’s level of responsibilities, performance, tenure and salaries of our comparable executive and an employee’s overall compensatory arrangement. In the event of material changes in position, responsibilities or other factors, the Compensation Committee may consider changes in base pay during the year. Our Named Executive Officers’ base salaries are reviewed and approved by our Board of Directors.

In 2010, our Compensation Committee, as approved by our Board of Directors, made the following increases in the base salaries of our executives:

	2010 Base Salary	2009 Base Salary	Percentage Increase	Change
Ira P. Kerker, Former Chief Executive Officer	$280,000	$233,700	19.8%	$46,300
Richard P. Smith, Former Chief Financial and Accounting Officer	$254,000	$223,000	13.9%	$31,000
Sonya L. Lambert, Chief Marketing Officer	$225,000	$165,600	35.9%	$59,400
Robert Hirsch, Vice President Information Technology and Chief Information Officer	$178,000	$178,000	0.0%	$—
Mary L. Marbach General Counsel and Corporate Secretary	$140,000	$140,000	0.0%	$—
Birender S. Brar, Former Vice President Supply Chain	$140,000	$140,000	0.0%	$—

Annual Bonus/Incentive Compensation.  Our incentive compensation is payable subsequent to the end of each calendar quarter after it has been determined if the goals have been achieved. Our Compensation Committee or appropriate executive has the authority to modify a bonus structure during the year if deemed appropriate. Examples of circumstances in which we may consider revising a bonus plan include acquisitions, mergers, divestitures, successful expansion of distribution or manufacturing capabilities and other material changes in our company.

Our executive bonus plan for 2010 provides a potential bonus for each executive. In 2010, the potential awards were as follows:

Name	Annual Maximum Bonus Opportunity	Maximum Bonus as a Percentage of Base Salary 2010
Jeffrey Horowitz,(1) Chief Executive Officer	$75,000	18.8%
Stephen E. Markert, Jr.,(1) Interim Chief Financial Officer	$10,000	4.3%
Sonya L. Lambert, Chief Marketing Officer	$103,680	46.1%
Robert D. Hirsch, Vice President Information Technology and Chief Information Officer	$36,250	20.4%
Mary L. Marbach, General Counsel and Corporate Secretary	$40,000	28.6%
Ira P. Kerker, Former Chief Executive Officer	$530,000	189.3%
Richard P. Smith Former Chief Financial and Accounting Officer	$240,000	94.5%
Birender S. Brar, Former Vice President Supply Chain	$20,000	14.3%

(1)	Named Executives hired in 2010.

Each of the incentive goals are stand-alone and are evaluated separately so that some goals can be met and corresponding bonuses paid while other goals are not met and no corresponding bonus paid.

To the extent incentive goals are nonfinancial or individual goals, the goals are established by the executive officer’s manager or direct report and, in the case of our Chief Executive Officer, by our Board of Directors or Compensation Committee. The nonfinancial or individual goals are established based upon various factors including our need to complete a particular project, achieve a particular outcome, or otherwise obtain a desired result. Additionally, these goals may be based upon adherence to company values such as accountability and teamwork, overall job competency, and performance against specified objectives. The assessment of the achievement of such goals is often a somewhat subjective analysis and, therefore, is determined in the discretion of the executive officer’s manager or direct report or, in the case of our Chief Executive Officer, at the discretion of our Board of Directors or Compensation Committee. We based the incentive pay of our Chief Executive Officer, Chief Financial and Accounting Officer and Vice President Marketing solely on financial goals because these individuals were not tasked with implementing specific projects whose completion would not otherwise be reflected in our results of operations. We believed that the financial and nonfinancial goals were equally important, and, therefore, we allocated incentive pay equally between these two types of goals. Selected key officers received bonuses in 2010 based on the performance of the company in the first quarter. As performance began to lag in the second quarter, decisions were made to reduce or suspend bonus payments.

Allocation of Equity Compensation Awards

In 2010, we granted stock options to our Named Executive Officers. Stock options were granted to our Chief Executive Officer (option to purchase 200,000 shares of our Common Stock), General Counsel (option to purchase 50,000 shares of our Common Stock), and Vice President Supply Chain (option to purchase 20,000 shares of our Common Stock).

Our Compensation Committee does not apply a rigid formula in allocating stock options to executives as a group or to any particular executive. Instead, our Compensation Committee exercises its judgment and discretion and considers, among other things, the role and responsibility of the executive, competitive factors, the amount of stock-based equity compensation already held by the executive, the non-equity compensation received by the executive and the total number of options to be granted to all participants during the year. Our Compensation Committee typically makes annual grants of equity awards to our Named Executive Officers in connection with its annual review of our employees’ compensation and then throughout the year.

Executive Equity Ownership

We believe it is important for our Named Executive Officers to have their interests aligned with our stockholders and, therefore, to be granted equity incentive awards. We have not, however, established specific stock retention and ownership guidelines for our executives.

Type of Equity Awards

Our stock award plans permits us to issue qualified and non-qualified stock options, stock appreciation rights, restricted stock, stock units, bonus stock, and other equity awards.

Severance and Change in Control Arrangements

For a description of the severance and change in control arrangements we have with our Named Executive Officers, see “Executive Compensation — Employment Agreements and Change-In-Control Arrangements” and “Executive Compensation — Payments Upon Termination or Change in Control.” The Compensation Committee believed that these arrangements were necessary to attract and retain our Named Executive Officers. The terms of each arrangement were determined in negotiation with the applicable Named Executive Officer in connection with the executive’s hiring and were not based on any set formula.

Effect of Accounting and Tax Treatment on Compensation Decisions

In the review and establishment of our compensation programs, we consider the anticipated accounting and tax implications to us and our executives. In this regard, we may begin utilizing restricted stock and restricted stock units as additional forms of equity compensation incentives in response to changes in the accounting treatment of equity awards under the authoritative accounting guidance. While we consider the applicable accounting and tax treatment of alternative forms of equity compensation, these factors alone are not dispositive, and we also consider the cash and non-cash impact of the programs and whether a program is consistent with our overall compensation philosophy and objectives.

Section 162(m) of the Internal Revenue Code imposes a limit on the amount of compensation that we may deduct in any one year with respect to our Chief Executive Officer and each of our three highest compensated officers excluding our Chief Financial Officer, unless specific and detailed criteria are satisfied. Performance-based compensation, as defined in the Internal Revenue Code, is fully deductible if the programs are approved by stockholders and meet other requirements. In general, we have determined that we will not seek to limit executive compensation so that it is deductible under Section 162(m). However, from time to time, we monitor whether it might be in our interests to structure our compensation programs to satisfy the requirements of Section 162(m). We seek to maintain flexibility in compensating our executives in a manner designed to promote our corporate goals and, therefore, our Compensation Committee has not adopted a policy requiring all compensation to be deductible.

Role of Executives in Executive Compensation Decisions

Our Compensation Committee seeks input from our Chief Executive Officer when discussing the performance of, and compensation levels for, our Named Executive Officers other than himself. The Compensation Committee also works with the Chief Executive Officer and with our Chief Financial Officer in evaluating the financial, accounting, tax and retention implications of our various compensation programs. No Executive participates in deliberations relating to his or her own compensation.

COMPENSATION COMMITTEE REPORT

The information contained in this report will not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor will such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth in this proxy statement with our management. Based on such review and discussions, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE
Michael A. Kumin
Christopher S. Gaffney

Summary of Cash and Other Compensation

The Summary Compensation Table below presents information concerning the total compensation of our Named Executive Officers for the fiscal years ended December 31, 2010, 2009 and 2008. Mr. Horowitz and Mr. Markert, Jr. were not Named Executive Officers prior to fiscal 2010; therefore, their compensation information is not presented for fiscal 2009.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation	All Other Compensation(3)	Total Compensation
Jeffrey Horowitz,(4) Chief Executive Officer	2010	$153,846	$—	$894,000	$75,000	$—	$1,122,846
	2009	$—	$—	$—	$—	$—	$—
	2008	$—	$—	$—	$—	$—	$—
Stephen E. Markert, Jr., Interim Chief Financial Officer	2010	$37,058	$—	$—	$10,000	$—	$47,058
	2009	$—	$—	$—	$—	$—	$—
	2008	$—	$—	$—	$—	$—	$—
Sonya L. Lambert, Chief Marketing Officer	2010	$209,408	$—	$—	$—	$—	$209,408
	2009	$154,735	$15,600	$565,600	$103,680	$—	$839,615
	2008	$144,000	$—	$81,600	$107,496	$—	$333,096
Robert D. Hirsch Vice President Information Technology and Chief Information Officer	2010	$177,778	$—	$—	$31,710	$—	$209,488
	2009	$159,046	$11,700	$141,400	$36,240	$—	$348,386
	2008	$37,838	$—	$—	$9,060	$—	$46,898
Mary Marbach, General Counsel and Corporate Secretary	2010	$140,000	$—	$326,000	$40,000	$—	$506,000
	2009	$31,877	$1,000	$—	$10,000	$—	$42,877
	2008	$—	$—	$—	$—	$—	$—
Ira P. Kerker,(5) Former Chief Executive Officer	2010	$181,969	$—	$—	$17,500	$—	$199,469
	2009	$213,804	$125,000	$1,446,250	$70,000	$—	$1,855,054
	2008	$194,000	$—	$132,600	$62,500	$—	$389,100
Richard P. Smith,(6) Former Chief Financial and Accounting Officer	2010	$209,956	$—	$—	$8,750	$—	$218,706
	2009	$208,254	$125,000	$919,100	$70,000	$—	$1,322,354
	2008	$193,000	$—	$132,600	$62,500	$—	$388,100
Birender S. Brar,(7) Former Vice President Supply Chain	2010	$105,538	$—	$130,400	$—	$—	$235,938
	2009	$86,520	$2,500	$—	$33,250	$—	$122,270
	2008	$39,500	$—	$—	$—	$—	$39,500

(1)	We report executive plan awards in the column titled “Non-Equity Incentive Plan Compensation.”
(2)	Amounts shown do not reflect compensation actually received by the Named Executive Officer. Instead, the amounts represent the aggregate grant date fair value related to option awards, granted in the year indicated, pursuant to Statement of Financial Accounting Standards Codification Topic 718. For a discussion of the valuation assumptions, see Note 1 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2010.
(3)	None of the Named Executive Officers received personal benefits valued at $10,000 or more in the aggregate during the fiscal year ending December 31, 2010.
(4)	Mr. Horowitz became Chief Executive Officer on February 17, 2011. Prior to his appointment as the Company’s Chief Executive Officer, he served as the Company’s Interim Chief Executive Officer from August 2010 through February 2011. In 2010, Mr. Horowitz received $11,667 in compensation pursuant to a consulting agreement with the Company under which Mr. Horowitz provided certain management consulting services.
(5)	On August 16, 2010, Mr. Kerker and the Company announced his separation from the Company.
(6)	On October 19, 2010, the Company terminated Mr. Smith from his position as Chief Financial and Accounting Officer.
(7)	On September 20, 2010, Mr. Brar tendered his resignation as Vice President, Supply Chain.

Stock and Option Award Grants and Exercises

The following table summarizes information concerning grants of plan-based awards made by us for services rendered during the fiscal year ended December 31, 2010 to each of the Named Executive Officers.

Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Option Awards Number of Securities Underlying Options (#)	Exercise or Base Price of Options Awards ($/Sh)(1)	Grant Date Fair Value of Stock and Option Awards(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Jeffrey Horowitz	2010	—	$75,000	—	—	—	—
	8/2/2010	—	—	—	200,000	$8.91	$894,000
Stephen E. Markert, Jr.	2010	—	$10,000	—	—	—	—
Sonya L. Lambert	2010	—	$103,680	—	—	—	—
Robert D. Hirsch	2010	—	$36,250	—	—	—	—
Mary Marbach	2010	—	$40,000	—	—	—	—
	2/3/2010	—	—	—	50,000	$9.72	$326,000
Ira P. Kerker	2010	—	$265,000	$530,000	—	—	—
Richard P. Smith	2010	—	$120,000	$240,000	—	—	—
Birender S. Brar	2010	—	$20,000	—	—	—	—
	2/3/2010	—	—	—	20,000	$9.72	$130,400

(1)	The exercise price for the stock option was the closing price our Common Stock on the grant date, as reported on the NASDAQ Stock Market.
(2)	The grant date fair value of options is based on the fair value calculated pursuant to Statement of Financial Accounting Codification Topic 718. For a discussion of the valuation assumptions, see Note 1 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2010.

Outstanding Equity Awards at Fiscal Year End

Name	Number of Securities Underlying Unexercised Options(1) Exercisable	Number of Securities Underlying Unexercised Options(1) Unexercisable		Options Exercise Price	Option Expiration Date
Jeffrey Horowitz	166,667	33,333	(2)	$8.910	8/1/2021
Sonya L. Lambert	35,200	—		$3.750	3/4/2015
	20,000	—		$3.750	3/31/2016
	80,000	—		$3.750	9/19/2016
	80,000	—		$7.500	12/30/2017
	80,000	—		$12.000	9/23/2019
Robert D. Hirsch	80,000	—		$7.500	12/14/2018
	20,000	—		$12.000	9/23/2019
Mary Marbach	—	50,000	(2)	$9.720	2/3/2019
Ira P. Kerker	33,480	—		$3.125	2/13/2015
	20,000	—		$3.750	5/13/2015
	100,000	—		$3.750	12/10/2015
	20,000	—		$3.750	12/11/2016
	130,000	—		$7.500	12/30/2017
	200,000	—		$12.000	9/23/2019
	5,000	—		$10.350	12/30/2020
Richard P. Smith	13,600	—		$2.031	1/11/2014
	20,000	—		$2.500	1/11/2015
	80,000	—		$3.750	12/10/2015
	20,000	—		$3.750	12/11/2016
	130,000	—		$7.500	12/30/2017
	130,000	—		$12.000	9/23/2019

(1)	The aggregate number of option awards outstanding at December 31, 2010 was 2,717,530. The aggregate number of option awards owned by our Named Executive Officers at December 31, 2010 was 1,547,280.
(2)	These options vested on January 16, 2011.
(3)	These options vest as follows: 10,000 vest on each of February 2, 2011, 2012, 2013, 2014 and 2015, respectively.

Pension Benefits

We do not maintain any defined benefit pension plans.

Nonqualified Deferred Compensation

We do not maintain any nonqualified deferred compensation plans.

Potential Payments Upon Termination or Change In Control

If the Named Executive Officers’ employment had been terminated on December 31, 2010 for any reason other than a change of control (as defined in the employment agreements entered into with each Named Executive Officer) or terminated pursuant to a change of control on December 31, 2010, each Named Executive Officer would have received the payments described in the following table.

Name	Benefit		Termination with Cause	Termination without Cause	Termination due to Change in Control	Death	Disability
Jeffrey Horowitz	Continuation of Salary	(1)	$—	$400,000	$400,000	$—	$—
	Bonus Payout		—	75,000	75,000	—	—
	Medical Benefits		—	—	—
	Acceleration of Stock Options	(7)	—			—	—
			$—	$475,000	$475,000	$—	$—
Stephen Markert	Continuation of Salary		$—	$—	$—	$—	$—
	Bonus Payout		—	—	—	—	—
	Medical Benefits		—	—	—	—	—
	Acceleration of Stock Options	(7)	—	—	—	—	—
			$—	$—	$—	$—	$—
Sonya Lambert	Continuation of Salary	(2)(3)(4)	$—	$450,000	$450,000	$225,000	$225,000
	Bonus Payout		—	226,800	226,800	113,400	113,400
	Medical Benefits	(6)	—	9,000	9,000	—	—
	Acceleration of Stock Options	(7)	—	—	—	—	—
			$—	$685,800	$685,800	$338,400	$338,400
Robert Hirsch	Continuation of Salary	(2)(3)(4)	$—	$177,800	$177,800	$177,800	$177,800
	Bonus Payout		—	28,500	47,940	28,500	28,500
	Medical Benefits	(6)	—	9,000	9,000	—	—
	Acceleration of Stock Options	(7)	—	—	—	—	—
			$—	$215,300	$234,740	$206,300	$206,300
Mary Marbach	Continuation of Salary	(5)	$—	$2,692	$—	$35,000	$35,000
	Bonus Payout		—	—	—	—	—
	Medical Benefits		—	—	—	—	—
	Acceleration of Stock Options	(7)	—	—	—	—	—
			$—	$2,692	$—	$35,000	$35,000

(1)	Payable over a 12 month period subject to the Named Executive Officer executing and delivering to the Company a full and unconditional release and the Named Executive Officer paying any and all amounts owed to the Company under any contract, agreement or loan document.
(2)	Termination without cause obligation payable over a 24 month period subject to the Named Executive Officer executing and delivering to the Company a full and unconditional release and the Named Executive Officer paying any and all amounts owed to us under any contract, agreement or loan document.
(3)	Change in control amount obligation payable in a single lump sum within 10 days of termination subject to the Named Executive Officer executing and delivering to the Company a full and unconditional release and the Named Executive Officer paying any and all amounts owed to the Company under any contract, agreement or loan document.
(4)	Death or disability obligation payable in a single lump sum within 30 days.

(5)	Payable in a single lump sum within 30 days subject to the Named Executive Officer executing and delivering to the Company a full and unconditional release and the Named Executive Officer paying any and all amounts owed to us under any contract, agreement or loan document.
(6)	Entitled to receive up to 18 months COBRA benefits paid for by the Company.
(7)	The dollar value of the equity acceleration in this chart is based on the closing price of our Common Stock on December 7, 2010 (the last day of trading in 2010) less the exercise price of the options multiplied by the number of unvested options.

Employment Agreements and Change-In-Control Arrangements

Named Executive Officers

Jeffrey Horowitz

On February 17, 2011, in connection with his appointment as Chief Executive Officer, the Company and Mr. Horowitz entered into an employment agreement that has a 4 year term from its commencement date of August 16, 2010 and supersedes his previous consulting agreement with the Company. In consideration for Mr. Horowitz’s services, the Company will pay Mr. Horowitz an annual salary of $400,000 and an annual bonus of up to $275,000 payable, except as set forth in the following sentence, pursuant to the satisfaction of performance goals under the Company’s annual incentive compensation plan for senior executives. For the period from August 16, 2010 through December 31, 2010, Mr. Horowitz will be paid a guaranteed bonus of $75,000 and for the 2011 calendar year, Mr. Horowitz will be paid a guaranteed bonus of $275,000. For the period from August 16, 2010 until the date of the agreement, Mr. Horowitz was paid a lump sum equal to the difference between the annual salary that would have been paid under the employment agreement and the amount he was paid pursuant to his consulting agreement for such period. On the date of which the Company’s stockholders approve a new equity compensation plan, Mr. Horowitz will be granted a nonqualified stock option to purchase 950,000 shares of the Common Stock of the Company. The option will vest periodically so that it is fully vested on August 15, 2014. Under the employment agreement, in the event Mr. Horowitz’s employment is terminated by the Company without cause or by Mr. Horowitz for “good reason” (as such terms are defined in the employment agreement), Mr. Horowitz will be entitled to receive the following: severance equal to 12 months of Mr. Horowitz’s annual salary or, if less, the salary that would have been paid had he remained employed through August 15, 2014; prorated annual bonus for the year of termination; and either (i) complete vesting of any stock options that had not yet vested or (ii) if the stock option described above has not been granted, $2,500,000. If Mr. Horowitz’s employment is terminated due to his death or disability, he will be entitled to payment of a prorated annual bonus for the year of termination and, only if the stock option described above has not been granted, a payment of $2,500,000. Mr. Horowitz’s receipt of the severance benefits discussed above is contingent on Mr. Horowitz signing and not revoking a release of claims against the Company. Capitalized terms used in this paragraph with regard to certain employment agreements have the meaning ascribed to them in that certain employment agreement.

Stephen E. Markert, Jr.

On October 19, 2010, we entered into an employment agreement with Stephen E. Markert, Jr., interim Chief Financial Officer, which can be terminated by the employee or us upon 60 days written notice. Mr. Markert earns a salary equal to $300,000 annually, and is eligible to earn discretionary bonuses and employee benefits commensurate with his position. Mr. Markert is also entitled to reimbursement of living expenses of up to $2,000 per month. Under his agreement, Mr. Markert is subject to a confidentiality, non-solicitation and non-competition agreement during the period he is employed for a one-year period following termination. Capitalized terms used in this paragraph with regard to certain employment agreements have the meaning ascribed to them in that certain employment agreement.

Sonya L. Lambert

Effective April 1, 2007, we entered into an employment, non-competition and proprietary rights agreement with Sonya L. Lambert, Chief Marketing Officer, for a one-year term, automatically renewable for additional one-year terms annually, unless otherwise terminated by the employee or us. Under the original agreement, Ms. Lambert earned a salary of $120,000 annually and is eligible to receive a marketing bonus based on performance (up to $21,600 per quarter), vacation and employee benefits commensurate with her position. If Ms. Lambert’s employment is terminated by us without “cause” (as defined in the agreement), in addition to any compensation and benefits accrued through such termination, Ms. Lambert may, subject to her execution of a general release of claims against us, receive a lump-sum severance payment of up to 12 months’ base salary plus a prorated portion of the performance bonuses, as well as up to 18 months of company-paid continuation medical benefits. If Ms. Lambert’s employment terminates due to her death or disability, she or her estate will receive a lump sum payment equal to the sum of three months’ base salary, accrued yet unused vacation pay and a prorated bonus, in addition to any compensation and benefits accrued through such termination. Under her agreement, Ms. Lambert is subject to a confidentiality, non-solicitation and non-competition agreement during the period she is employed and for a period thereafter. The confidentiality and non-competition provisions extend for a two-year period following termination and the non-solicitation provision extends for a period of one year following termination. For the year ended December 31, 2008, Ms. Lambert’s base salary under the agreement was increased to $144,000.

On June 30, 2009, the agreement was amended to increase her annual base salary to $165,600 and to increase the maximum amount of the quarterly bonus she may receive to $25,920 per quarter. Further, pursuant to the amendment, effective as of the successful registration of our initial public offering: (i) so long as Ms. Lambert had not voluntarily resigned from her employment with us, all of Ms. Lambert’s then-outstanding options, to the extent necessary, became fully vested and non-forfeitable; and (ii) so long as Ms. Lambert was then employed by us, Ms. Lambert was issued fully vested, non-forfeitable options to purchase 100,000 shares of our Common Stock at the initial public offering price (or 80,000 shares of our Common Stock after giving effect to the four-for-five reverse stock split of our Common Stock effected on September 17, 2009).

On March 22, 2010, the amended agreement was further amended to provide for a two-year term commencing on March 15, 2010, renewable upon mutual agreement by us and Ms. Lambert. The amendment further amended the agreement to provide that in the event of a termination by us of Ms. Lambert “without cause” (as defined in the agreement), then, in addition to any compensation and benefits accrued through such termination, and subject to her execution of a general release of claims against us, and subject to her compliance with her confidentiality, non-solicitation and non-competition agreement, Ms. Lambert is entitled to (i) a severance payment equal to the greater of (a) two times the sum of her then current base salary and the average of her prior two years’ annual bonus, or (b) the amount she would be entitled to receive (e.g. base salary, bonus, vacation pay) for the remainder of the term as if she remained employed until the last day of such term, payable in 24 equal monthly payments and (ii) 18 months of company-paid continuation medical benefits. In the event of a termination by the Company without cause within the time periods specified above, and subject to her execution of a general release of claims against us, and subject to her compliance with her confidentiality, non-solicitation and non-competition agreement, then Ms. Lambert would be entitled to the severance payment of $685,800. The amendment further amended the agreement to provide that if the employment of Ms. Lambert is terminated following a “Change in Control” (as defined in the amendment), either by the Company without cause or by Ms. Lambert for “Good Reason” (as defined in the amendment), then Ms. Lambert is entitled to the following severance terms (in addition to any compensation and benefits accrued through such termination), subject to her execution of a general release of claims against us, and subject to her compliance with her confidentiality, non-solicitation and non-competition agreement: if terminated without cause or for Good Reason within 18 months after Change in Control, a lump sum payment equal to two times her then current base salary and two times the higher of (i) the average of the prior two years’ annual bonus and (ii) last year’s bonus. If the employment of Ms. Lambert is terminated following a Change in Control, either by the Company without cause or by Ms. Lambert for Good Reason, within the time periods specified above, subject to her execution of a general release of claims against us, and subject to her compliance with her confidentiality, non-solicitation and non-competition agreement, then, subject to the following sentence, Ms. Lambert would be entitled to the severance payment of $685,800. Notwithstanding the foregoing, however, the second amendment also provided for certain cutbacks of amounts owed to Ms. Lambert in the event such payments to be made to her on account of a Change in Control was deemed to be “excess parachute payments” as defined in Section 280G of the Code and, as a result, Ms. Lambert may not receive that total severance payment amount. Capitalized terms used in this paragraph with regard to certain employment agreements have the meaning ascribed to them in that certain employment agreement.

Robert D. Hirsch

On September 16, 2008, we entered into an employment, non-competition and proprietary rights agreement with Robert D. Hirsch, Vice President Information Technology and Chief Information Officer, for a one-year term, automatically renewable for additional one-year terms annually, unless otherwise terminated by the employee or us. The contract term has been automatically renewed each year since September 16, 2008, with the current one-year term continuing to September 17, 2011. Under the original agreement, Mr. Hirsch earned a salary of $145,000 annually, and is eligible to earn annual performance bonuses, vacation and employee benefits commensurate with his position. On the initial date of Mr. Hirsch’s employment, he was also granted options to purchase up to 100,000 shares of our Common Stock at $6.00 per share (or 80,000 shares at $7.50 per share after giving effect to the four-for-five reverse stock split of our Common Stock affected on September 17, 2009). These options vest 20% each year on the anniversary date of Mr. Hirsch’s employment agreement and are fully vested after five years. Each option has a term of nine years. Upon Mr. Hirsch’s termination of employment for any reason, all unvested options are forfeited to us and all vested options must be exercised within 30 days and if not exercised during the 30-day period will be forfeited to us. If Mr. Hirsch’s employment is terminated by us without “cause” (as defined in the agreement), in addition to any compensation and benefits accrued through such termination, Mr. Hirsch may, subject to his execution of a general release of claims against us, receive a lump-sum severance payment in an amount equal to the sum of two weeks’ base salary for each year served, up to a total of six weeks’ base salary, accrued yet unused vacation pay and a prorated portion of the annual performance bonus earned through the date of termination, as well as up to 18 months of employee-paid continuation medical benefits. If Mr. Hirsch’s employment terminates due to his death or disability, he or his estate will receive a lump sum payment equal to the sum of three months’ base salary accrued yet unused vacation pay and a prorated portion of the annual performance bonus earned through the date of termination, in addition to any compensation and benefits accrued through such termination. Under his agreement, Mr. Hirsch is subject to a confidentiality, non-solicitation and non-competition agreement during the period he is employed and for a period of two years thereafter.

On June 30, 2009, the agreement was amended to increase his annual base salary to $166,750. Further, pursuant to the amendment, effective as of the successful registration our initial public offering: (i) so long as Mr. Hirsch had not voluntarily resigned from his employment with us, all of Mr. Hirsch’s then-outstanding options, to the extent necessary, became fully vested and non-forfeitable; and (ii) so long as Mr. Hirsch was then employed by us, Mr. Hirsch was issued fully vested, non-forfeitable options to purchase 25,000 shares of our Common Stock at the initial public offering price (or 20,000 shares of our Common Stock after giving effect to the four-for-five reverse stock split of our Common Stock effected on September 17, 2009).

On March 22, 2010, the amended agreement was further amended to provide that in the event of a termination by us of Mr. Hirsch “without cause” (as defined in the agreement), then, in addition to any compensation and benefits accrued through such termination, and subject to his execution of a general release of claims against us, and subject to his compliance with his confidentiality, non-solicitation and non-competition agreement, Mr. Hirsch is entitled to (i) a severance payment equal to the greater of (a) the sum of his then current base salary and the average of his prior two years’ annual bonus, or (b) the amount he would be entitled to receive (e.g. base salary, bonus, vacation pay) for the remainder of the term as if he remained employed until the last day of such term, payable in 12 equal monthly payments and (ii) 18 months of company-paid continuation medical benefits. In the event of a termination by the Company without cause within the time periods specified above, and subject to his execution of a general release of claims against us, and subject to his compliance with his confidentiality, non-solicitation and non-competition agreement, then Mr. Hirsch would be entitled to the severance payment of $215,300. The amendment further amended the agreement to provide that if the employment of Mr. Hirsch is terminated following a “Change in Control” (as defined in the amendment), either by the Company without cause or by Mr. Hirsch for “good reason” (as defined in the amendment), then Mr. Hirsch is entitled to the following severance terms (in addition to any compensation and benefits accrued through such termination), subject to his execution of a general release of claims against us, and subject to his compliance with his confidentiality, non-solicitation and non-competition agreement: if terminated Without Cause or for Good Reason within 12 months after a Change in Control, a lump sum payment equal to his then current base salary and the higher of (i) the average of the prior two years’ annual bonus and (ii) last year’s bonus. If the employment of Mr. Hirsch is terminated following a Change in Control, either by the Company Without Cause or by Mr. Hirsch for Good Reason, within the time periods specified above, and subject to his execution of a general release of claims against us, and subject to his compliance with his confidentiality, non-solicitation and non-competition agreement, then, subject to the following sentence, Mr. Hirsch would be entitled to the severance payment of $234,740. Notwithstanding the foregoing, however, the second amendment also provided for certain cutbacks of amounts owed to Mr. Hirsch in the event such payments to be made to him on account of a Change in Control was deemed to be “excess parachute payments” as defined in Section 280G of the Code and, as a result, Mr. Hirsch may not receive that total severance payment amount. Capitalized terms used in this paragraph with regard to certain employment agreements have the meaning ascribed to them in that certain employment agreement.

Mary L. Marbach

On December 2, 2009, we entered into an employment, non-competition and proprietary rights agreement with Mary L. Marbach, General Counsel, for a one-year term, automatically renewable for additional one-year terms annually, unless otherwise terminated by the employee or us. The current one-year term will continue until December 2, 2011. Ms. Marbach earns a salary of $200,000 annually, and is eligible to earn annual performance bonuses, vacation and employee benefits commensurate with her position. If Ms. Marbach’s employment is terminated by us without “cause” (as defined in her agreement), in addition to any compensation and benefits accrued through such termination, Ms. Marbach may, subject to her execution of a general release of claims against us, receive a lump-sum severance payment in an amount equal to six months’ of base salary, accrued yet unused vacation pay and a prorated portion of the annual performance bonus earned through the date of termination, as well as up to 18 months of employee-paid continuation medical benefits. If Ms. Marbach’s employment is terminated by us without “cause” or by Ms. Marbach for “good reason” (as defined in her agreement), in either case during the 12 month period immediately following a “change in control” (as defined in her agreement), then in lieu of the amounts specified in the preceding sentence, in addition to any compensation and benefits accrued through such termination, Ms. Marbach shall be entitled to a severance amount equal to 6 months of her then base salary. If Ms. Marbach’s employment terminates due to her death or disability, she or her estate will receive a lump sum payment equal to the sum of three months’ base salary, accrued yet unused vacation pay and a prorated portion of the annual performance bonus earned through the date of termination, in addition to any compensation and benefits accrued through such termination. Under her agreement, Ms. Marbach is subject to a confidentiality, non-solicitation and non-competition agreement during the period she is employed and for a period of two years thereafter. Capitalized terms used in this paragraph with regard to certain employment agreements have the meaning ascribed to them in that certain employment agreement.

Ira P. Kerker

Effective January 29, 2007, we entered into an employment, non-competition and proprietary rights agreement with Ira P. Kerker, our former Chief Executive Officer, for a one-year term, automatically renewable for additional one-year terms annually, unless otherwise terminated by the employee or us. Under the original agreement, Mr. Kerker earned a salary of $180,000 annually, quarterly bonuses of up to $10,000 and was eligible for an annual bonus, vacation and employee benefits commensurate with his position. If Mr. Kerker’s employment was terminated by us without “cause” (as defined in the agreement), in addition to any compensation and benefits accrued through such termination, Mr. Kerker may, subject to his execution of a general release of claims against us, have received a lump-sum cash severance payment in an amount equal to the sum of two months’ base salary for each year served, accrued yet unused vacation pay and a prorated annual bonus, as well as up to 18 months of company-paid continuation medical benefits. If Mr. Kerker’s employment terminated due to his death or disability, he or his estate would have received a lump sum cash payment equal to the sum of twelve months’ base salary, accrued yet unused vacation pay and a prorated annual bonus, in addition to any compensation and benefits accrued through such termination. Under his agreement, Mr. Kerker is subject to a confidentiality, non-solicitation and non-competition agreement during the period he is employed and for a period thereafter. The confidentiality and non-competition provisions extend for a two-year period following termination and the non-solicitation provision extends for a period of one year following termination. For the year ended December 31, 2008, Mr. Kerker’s base salary under the agreement was increased to $194,000, and his maximum quarterly bonus for the second, third and fourth quarters of 2008 was increased to up to $17,500 per quarter.

On June 30, 2009, the original agreement was amended to increase his annual base salary to $232,800 and to increase the severance payment upon a termination of his employment by us without “cause” to an amount equal to the sum of 2.5 times his then-current annual base salary, a prorated portion of vacation pay, and a prorated portion of the aggregate cash bonus earned by Mr. Kerker for the year preceding such termination, payable in 24 equal monthly installments. Further, pursuant to the amendment, effective as of the successful registration of our initial public offering: (i) so long as Mr. Kerker had not voluntarily resigned from his employment with us, all of Mr. Kerker’s then-outstanding options, to the extent necessary, became fully vested and non-forfeitable; and (ii) so long as Mr. Kerker was then employed by us, Mr. Kerker was issued fully vested, non-forfeitable options to purchase 250,000 shares of our Common Stock at the initial public offering price (or 200,000 shares of our Common Stock after giving effect to the four-for-five reverse stock split of our Common Stock effected on September 17, 2009).

On March 22, 2010, the amended agreement was further amended to provide for a three-year term for Mr. Kerker commencing on March 15, 2010, renewable upon mutual agreement by us and Mr. Kerker. In addition, the amendment provided that the compensation of Mr. Kerker was to be reviewed by our Board on an annual basis (based on the original anniversary date of the effective date of the agreements, January 29, 2007) and may have been increased (but not decreased), as determined by our Board of Directors. The amendment further amended the agreement to provide, among other things, that in the event of a termination by us of Mr. Kerker “Without Cause” (as defined in the agreement) or by Mr. Kerker for “Good Reason” (as defined in the amendment), then, in addition to any compensation and benefits accrued through such termination, and subject to his execution of a general release of claims against us, and subject to his compliance with his confidentiality, non-solicitation and non-competition agreement, Mr. Kerker was entitled to receive (i) a severance payment equal to the greater of (a) 2.5 times the sum of his then current base salary and the average of the prior two years’ annual bonus, or (b) the amount he would be entitled to receive (e.g. base salary, bonus, vacation pay) for the remainder of the term as if he remained employed until the last day of such term, payable in 24 equal monthly payments and (ii) 18 months of company-paid continuation medical benefits. In the event of a termination by the Company Without Cause or Mr. Kerker for Good Reason within the time periods specified above, and subject to his execution of a general release of claims against us, and subject to his compliance with his confidentiality, non-solicitation and non-competition agreement, then Mr. Kerker would be entitled to the severance payment of $1,265,625. The amendment further amended the agreement to provide that if the employment of Mr. Kerker was terminated following a “Change in Control” (as defined in the amendment), either by the Company Without Cause or by Mr. Kerker for Good Reason, then Mr. Kerker was entitled to the following severance terms (in addition to any compensation and benefits accrued through such termination), subject to his execution of a general release of claims against us, and subject to his compliance with his confidentiality, non-solicitation and non-competition agreement: if terminated Without Cause or for Good Reason within two years after a Change in Control, a lump sum payment equal to 2.99 times his then current base salary and 2.99 times the higher of (i) the average of the prior two years’ annual bonus and (ii) last year’s bonus. If the employment of Mr. Kerker was terminated following a Change in Control, either by the Company Without Cause or by Mr. Kerker for Good Reason, within the time periods specified above, subject to his execution of a general release of claims against us, and subject to his compliance with his confidentiality, non-solicitation and non-competition agreement, then, subject to the following sentence, Mr. Kerker would be entitled to the severance payment of $1,420,250. Notwithstanding the foregoing, however, the second amendment also provided for certain cutbacks of amounts owed to Mr. Kerker in the event such payments to be made to him on account of a Change in Control was deemed to be “excess parachute payments” as defined in Section 280G of the Code and, as a result, Mr. Kerker may not receive that total severance payment amount. Capitalized terms used in this paragraph with regard to certain employment agreements have the meaning ascribed to them in that certain employment agreement.

Richard P. Smith

Effective January 29, 2007, we entered into an employment, non-competition and proprietary rights agreement with Richard P. Smith, our former Chief Financial and Accounting Officer, for a one-year term, automatically renewable for additional one-year terms annually, unless otherwise terminated by the employee or us. Under the original agreement, Mr. Smith earned a salary of $179,500 annually, quarterly bonuses of up to $10,000 and was eligible for an annual bonus, vacation and employee benefits commensurate with his position. If Mr. Smith’s employment was terminated by us without “cause” (as defined in the agreement), in addition to any compensation and benefits accrued through such termination, Mr. Smith may, subject to his execution of a general release of claims against us, have received a lump-sum cash severance payment in an amount equal to the sum of two months’ base salary for each year served, accrued yet unused vacation pay and up to 18 months of company-paid continuation medical benefits. If Mr. Smith’s employment terminated due to his death or disability, he or his estate would have received a lump sum cash payment equal to the sum of twelve months’ base salary, accrued yet unused vacation pay and a prorated annual bonus, in addition to any compensation and benefits accrued through such termination. Under his agreement, Mr. Smith is subject to a confidentiality, non-solicitation and non-competition agreement during the period he is employed and for a period thereafter. The confidentiality and non-competition provisions extend for a two-year period following termination and the non-solicitation provision extends for a period of one-year following termination. For the year ended December 31, 2008, Mr. Smith’s base salary under the agreement was increased to $193,000, and his maximum quarterly bonus for the second, third and fourth quarters of 2008 was increased to up to $17,500 per quarter.

On June 30, 2009, the original agreement was amended to increase his annual base salary to $221,950 and to increase the severance payment upon a termination of his employment by us without “cause” to an amount equal to the sum of 2.5 times his then-current annual base salary, a prorated portion of vacation pay, and a prorated portion of the aggregate cash bonus earned by Mr. Smith for the year preceding such termination, payable in 24 equal monthly installments. Further, pursuant to the amendment, effective as of the successful registration our initial public offering: (i) so long as Mr. Smith had not voluntarily resigned from his employment with us, all of Mr. Smith’s then-outstanding options, to the extent necessary, became fully vested and non-forfeitable; and (ii) so long as Mr. Smith was then employed by us, Mr. Smith was issued fully vested, non-forfeitable options to purchase 162,500 shares of our Common Stock at the initial public offering price (or 130,000 shares of our Common Stock after giving effect to the four-for-five reverse stock split of our Common Stock effected on September 17, 2009).

On March 22, 2010, the amended agreement was further amended to provide for a two-year term commencing on March 15, 2010, renewable upon mutual agreement by us and Mr. Smith. In addition, the amendment provided that the compensation of Mr. Smith was to be reviewed by our Board on an annual basis (based on the original anniversary date of the effective date of the agreement, January 29, 2007) and may have been increased (but not decreased), as determined by our Board of Directors. The amendment further amended the agreement to provide, among other things, that in the event of a termination by us of Mr. Smith “Without Cause” (as defined in the agreement) or by Mr. Smith for “Good Reason” (as defined in the amendment), then, in addition to any compensation and benefits accrued through such termination, and subject to his execution of a general release of claims against us, and subject to his compliance with his confidentiality, non-solicitation and non-competition agreement, Mr. Smith was entitled to receive (i) a severance payment equal to the greater of (a) 2.5 times the sum of his then current base salary and the average of the prior two years’ annual bonus, or (b) the amount he would be entitled to receive (e.g. base salary, bonus, vacation pay) for the remainder of the term as if he remained employed until the last day of such term, payable in 24 equal monthly payments and (ii) 18 months of company-paid continuation medical benefits. In the event of a termination by the Company Without Cause or by Mr. Smith for Good Reason within the time periods specified above, and subject to his execution of a general release of claims against us, and subject to his compliance with his confidentiality, non-solicitation and non-competition agreement, then Mr. Smith would be entitled to the severance payment of $1,200,625. The amendment further amended the agreement to provide that if the employment of Mr. Smith was terminated following a “Change in Control” (as defined in the amendment), either by the Company Without Cause or by Mr. Smith for Good Reason, and subject to his execution of a general release of claims against us, and subject to his compliance with his confidentiality, non-solicitation and non-competition agreement, then Mr. Smith was entitled to the following severance terms (in addition to any compensation and benefits accrued through such termination): if terminated Without Cause or for Good Reason within 18 months after a Change in Control, and subject to his execution of a general release of claims against us, and subject to his compliance with his confidentiality, non-solicitation and non-competition agreement, a lump sum payment equal to 2.5 times his then current base salary and 2.5 times the higher of (i) the average of the prior two years’ annual bonus and (ii) last year’s bonus. If the employment of Mr. Smith was terminated following a Change in Control, either by the Company

Without Cause or by Mr. Smith for Good Reason, within the time periods specified above, and subject to his execution of a general release of claims against us, and subject to his compliance with his confidentiality, non-solicitation and non-competition agreement, then, subject to the following sentence, Mr. Smith would be entitled to the severance payments of $1,200,625. Notwithstanding the foregoing, however, the second amendment also provided for certain cutbacks of amounts owed to Mr. Smith in the event such payments to be made to him on account of a Change in Control was deemed to be “excess parachute payments” as defined in Section 280G of the Code and, as a result, Mr. Smith may not receive that total severance payment amount. Capitalized terms used in this paragraph with regard to certain employment agreements have the meaning ascribed to them in that certain employment agreement.

Birender S. Brar

On May 29, 2008, we entered into an employment, non-competition and proprietary rights agreement with Bobby Birender S. Brar, Vice President Supply Chain, for a one-year term, automatically renewable for additional one-year terms annually, unless otherwise terminated by the employee or us. The contract term had been automatically renewed each year since May 29, 2008, with the current one-year term scheduled to continue until May 28, 2011. Under the original agreement, Mr. Brar earned a salary of $65,000 annually, and was eligible to earn annual performance bonuses (up to $5,000 quarterly), vacation and employee benefits commensurate with his position. On the initial date of Mr. Brar’s employment, he was also granted options to purchase up to 15,000 shares of our Common Stock at $6.00 per share (or 12,000 shares at $7.50 per share after giving effect to the four-for-five reverse stock split of our Common Stock effected on September 17, 2009). These options vested 20% each year on the anniversary date of Mr. Brar’s employment agreement and would have been fully vested after five years. Each option has a term of nine years. Upon Mr. Brar’s termination of employment for any reason, all unvested options were forfeited to us and all vested options must have been exercised within 30 days and if not exercised during the 30-day period were forfeited to us. If Mr. Brar’s employment was terminated by us without “cause” (as defined in the agreement), in addition to any compensation and benefits accrued through such termination, Mr. Brar may, subject to his execution of a general release of claims against us, have received a lump-sum severance payment in an amount equal to the sum of two weeks’ base salary for each year served, up to a total of six weeks’ base salary, accrued yet unused vacation pay and a prorated portion of the annual performance bonus earned through the date of termination, as well as up to 18 months of employee-paid continuation medical benefits. If Mr. Brar’s employment terminated due to his death or disability, he or his estate would have received a lump sum payment equal to the sum of three months’ base salary accrued yet unused vacation pay and a prorated portion of the annual performance bonus earned through the date of termination, in addition to any compensation and benefits accrued through such termination. Under his agreement, Mr. Brar is subject to a confidentiality, non-solicitation and non-competition agreement during the period he is employed and for a period of two years thereafter. On July 22, 2008, the agreement was amended to increase his annual base salary to $71,500 and to increase his bonus potential by 10%. Mr. Brar was also granted options to purchase up to 30,000 options at $6.00 per share (or 24,000 shares at $7.50 per share after giving effect to the four-for-five reverse stock split of our Common Stock affected on September 17, 2009). On July 1, 2009, the amended agreement was further amended to increase his annual base salary to $100,000 with an annual potential bonus of $20,000. On December 1, 2009, the amended agreement was amended further to increase his annual base salary to $140,000 with an annual potential bonus of $20,000.

On March 22, 2010, the amended agreement was further amended to provide that in the event of a termination by us of Mr. Brar “Without Cause” (as defined in the agreement), then, in addition to any compensation and benefits accrued through such termination, and subject to his execution of a general release of claims against us, and subject to his compliance with his confidentiality, non-solicitation and non-competition agreement, Mr. Brar was entitled to (i) a severance payment equal to the greater of (a) the sum of his then current base salary and the average of his prior two years’ annual bonus, or (b) the amount he would be entitled to receive (e.g. base salary, bonus, vacation pay) for the remainder of the term as if he remained employed until the last day of such term, payable in 12 equal monthly payments and (ii) 18 months of company-paid continuation medical benefits. In the event of a termination by the Company Without Cause within the time periods specified above, and subject to his execution of a general release of claims against us, and subject to his compliance with his confidentiality, non-solicitation and non-competition agreement, then Mr. Brar would have been entitled to the severance payment of $175,750. The amendment further amended the agreement to provide that if the employment of Mr. Brar was terminated following a “Change in Control” (as defined in the amendment), either by the Company Without Cause or by Mr. Brar for “Good Reason” (as defined in the amendment), then Mr. Brar was entitled to the following severance terms (in addition to any compensation and benefits accrued through such termination), and subject to his execution of a general release of claims against us, and subject to his compliance with his confidentiality, non-solicitation and non-competition agreement: if terminated Without Cause or for Good Reason within 12 months after a Change in Control, a lump sum payment equal to his then current base salary and the higher of (i) the average of the prior two years’ annual bonus and (ii) last year’s bonus. If the employment of Mr. Brar was terminated following a Change in Control, either by the Company Without Cause or by Mr. Brar for Good Reason, within the time periods specified above, and subject to his execution of a general release of claims against us, and subject to his compliance with his confidentiality, non-solicitation and non-competition agreement, then, subject to the following sentence, Mr. Brar would be entitled to the severance payment of $175,750. Notwithstanding the foregoing, however, the second amendment also provided for certain cutbacks of amounts owed to Mr. Brar in the event such payments to be made to him on account of a Change in Control was deemed to be “excess parachute payments” as defined in Section 280G of the Code and, as a result, Mr. Brar may not receive that total severance payment amount. Capitalized terms used in this paragraph with regard to certain employment agreements have the meaning ascribed to them in that certain employment agreement.

Director Compensation

Directors who are also our employees are not separately compensated for their services as directors but are reimbursed for out-of-pocket expenses incurred in connection with providing board services. The following table summarizes compensation earned by our non-employee directors in 2010:

	Fees Earned or Paid in Cash	Option Awards	All Other Compensation		Total Compensation
Michael A. Kumin, Interim Chairman	$12,500	$—	$—		$12,500
Christopher S. Gaffney	$7,500	$—	$—		$7,500
Jeffrey M. Stibel(1)	$7,500	$—	$—		$7,500
Allen S. Josephs, M.D.	$7,500	$—	$47,520	(2)	$55,020
Lawrence A. Pabst, M.D.(3)	$18,750	$—	$—		$18,750
Robert G. Trapp, M.D.	$16,250	$—	$—		$16,250
Stewart L. Gitler(4)	$24,063	$—	$—		$24,063
Eran Ezra(5)	$10,000	$—	$—		$10,000
Michael Sheridan	$3,750	$—	$56,700	(6)	$60,450
Mark A. Jung	$7,500	$—	$13,750	(6)	$21,250

(1)	Mr. Stibel resigned from our Board of Directors effective February 28, 2011.
(2)	We paid Dr. Josephs $47,520 for consulting services provided to us in 2010. He resigned from our board effective July 1, 2010.
(3)	Mr. Pabst was removed without cause from our Board of Directors effective July 21, 2010.
(4)	Mr. Gitler was removed without cause from our Board of Directors effective July 21, 2010.
(5)	Mr. Ezra was removed without cause from our Board of Directors effective July 21, 2010.
(6)	We paid Messrs. Sheridan and Jung $56,700 and $13,750, respectively in connection with the Company’s Audit Committee review in 2010. They resigned from our Board of Directors effective January 14, 2011.

The aggregate number of shares subject to stock options outstanding at December 31, 2010 for each non-employee director was as follows:

Name	Aggregate Number of Options Awards Outstanding as of December 31, 2010
Robert G. Trapp, M.D.	27,800

Cash Compensation of Non-Employee Directors in Fiscal 2010

During fiscal 2010, each of our non-employee directors received an annual retainer of $15,000 for service on the Board of Directors and any committee of the Board, except for the Chairman of the Board of Directors, who received an annual retainer of $25,000 in lieu of the standard annual retainer of $15,000 for his services in such capacity. Directors were also reimbursed for certain expenses they incurred in connection with attendance at board and committee meetings. The Chairman of the Audit Committee received the additional annual compensation of $5,000 for his services as Chairman of the Audit Committee in fiscal 2010. The cash retainers are paid quarterly.

Equity and Non-cash Compensation of Non-Employee Directors in Fiscal 2010

The current practice of our Board of Directors is to approve the grant of an option to purchase 5,000 shares of our Common Stock for each director. The exercise price for all options granted is 100% of the fair market value of the shares on the grant date. The options vest immediately upon grant. The Chairman of the Board of Directors is also granted of an option to purchase an additional 10,000 shares of our Common Stock and the Chairman of the Audit Committee is granted an additional 5,000 shares of our Common Stock.

As a result of the proxy solicitation and subsequent change in the Board of Directors, no option grants were awarded to non-employee directors in 2010. Each non-employee director is allotted $2,000 per year of Company product.

Equity Compensation Plan Information

The following is summary of our equity compensation plans as of December 31, 2010

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Security Holders	2,717,530	$6.42	722,750

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee currently consists of Messrs. Gaffney and Kumin. None of the members of our Compensation Committee has, at any time, served as an officer or employee of Vitacost. None of our executive officers currently serves, or in the past year has served, as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock on June 30, 2011, by the following:

•	each of our directors and executive officers listed in the “Summary Compensation Table” on page 28 of this proxy statement;
•	all of our directors and executive officers as a group; and
•	each person known by us to beneficially own more than 5% of our outstanding Common Stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of June 30, 2011 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person.

Except as otherwise indicated and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent Beneficially Owned
Directors and Executive Officers:
Jeffrey J. Horowitz(2)	400,000	1.47%
Stephen E. Markert, Jr.	—	*
Sonya L. Lambert(3)	295,200	1.1%
Robert D. Hirsch(4)	100,000	*
Mary L. Marbach(5)	10,180	*
Christopher S. Gaffney(6)	5,424,697	19.5%
Stuart Goldfarb(7)	5,000	*
Edwin J. Kozlowski(8)	10,000	*
Michael A. Kumin(9)	35,630	*
Robert G. Trapp, M.D.(10)	758,926	2.7%
All current directors and executive officers as a group (10) persons(11)	7,039,633	25.3%
5% Stockholders:
Group comprised of Great Hill Investors, LLC, Great Hill Equity Partners III, L.P. and Great Hill Equity Partners IV, L.P.(12)	5,419,697	19.5%
Group comprised of Freshford Capital Management, LLC, Freshford GP, LLC and Freshford Partners, LP(13)	3,049,322	10.97%
Group comprised of Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management, Inc. and Ronald Baron(14)	2,750,000	9.9%
Jennison Associates, LKLC and Prudential Financial, Inc.(15)	2,498,062	9.0%
Allen S. Josephs(16)	2,567,285	9.1%

*	Less than 1%
(1)	Except as otherwise indicated, each person may be reached at our Company’s corporate address at Vitacost.com Inc., 5400 Broken Sound Boulevard, NW, Suite 500, Boca Raton, FL 33487.
(2)	Mr. Horowitz holds options to purchase 200,000 shares of Common Stock exercisable at $8.91 per share, all of which are immediately exercisable as of June 30, 2011 and are included in the table above. Mr. Horowitz also holds options to purchase 582,750 shares of Common Stock at an exercise price of $3.75, of which 200,000 are immediately exercisable or exercisable within 60 days of June 30, 2011 and are included in the table above.

(3)	Ms. Lambert holds options to purchase 295,000 shares of Common Stock exercisable at the following prices: (i) 135,200 shares at $3.75 per share; (ii) 80,000 shares at $7.50 per share; and (iii) 80,000 at $12.00 per share. All options are immediately exercisable.
(4)	Mr. Hirsch holds options to purchase 100,000 shares of Common Stock exercisable at the following prices: (i) 80,000 shares of Common Stock exercisable at $7.50 per share; and (ii) 20,000 shares of common stick exercisable at $12.00 per share. All options are immediately exercisable.
(5)	Ms. Marbach owns 145 shares of Common Stock individually and 35 shares are held in trust for her minor child. Ms. Marbach holds options to purchase 10,000 shares of Common Stock exercisable at $9.72 per share. All options are immediately exercisable within 60 days of June 30, 2011 and are included in the table.
(6)	Mr. Gaffney owns no shares of Common Stock individually. Mr. Gaffney holds options to purchase 5,000 shares of Common Stock at an exercise price of $3.75, all of which are immediately exercisable. For additional information regarding Mr. Gaffney’s beneficial ownership of shares of Common Stock, see note (12), below.
(7)	Mr. Goldfarb holds options to purchase 5,000 shares of Common Stock at an exercise price of $3.75, all of which are immediately exercisable.
(8)	Mr. Kozlowski holds options to purchase 10,000 shares of Common Stock at an exercise price of $3.75, all of which are immediately exercisable.
(9)	Mr. Kumin owns 20,630 shares of Common Stock. Mr. Kumin also holds options to purchase 15,000 shares of Common Stock at an exercise price of $3.75, all of which are immediately exercisable.
(10)	Dr. Trapp owns 726,126 shares of Common Stock and holds options to purchase 27,800 shares of Common Stock exercisable at the following prices: (i) 10,000 at $0.16 per share; (ii) 800 at $1.88 per share; (iii) 800 at $2.50 per share; (iv) 800 at $3.13 per share; (v) 10,400 at $7.50 per share; (vi) 5,000 at $12.00 per share, and (vii) 5,000 at $3.75 per share. All options are immediately exercisable.
(11)	Includes shares beneficially owned by all current directors and executive officers as of June 30, 2011.
(12)	Based on the statement on Schedule 13D (Amendment No. 6) filed with the SEC on October 13, 2010, Mr. Gaffney and John G. Hayes have reported shared voting and dispositive power with respect to all 5,419,697 shares of Common Stock. GHI has reported shared voting and dispositive power with respect to 15,801 of such shares of Common Stock. GHEPIII, Great Hill Partners GP III, L.P. (“GPIII”), and GHP III, LLC (“GHPIII”), have reported shared voting and dispositive power with respect to 3,545,064 of such shares of Common Stock. GHEPIV, Great Hill Partners GP IV, L.P. (“GPIV”), and GHP IV, LLC (“GHPIV”), have reported shared voting and dispositive power with respect to 1,858,832 of such shares of Common Stock. Matthew T. Vettel has reported shared voting and dispositive power with respect to 5,404,796 of such shares of Common Stock. GPIII is the sole general partner of GHEPIII, and the sole general partner of GPIII is GHPIII. The sole general partner of GHEPIV is GPIV, and the sole general partner of GPIV is GHPIV. Messrs. Gaffney and Hayes are managers of GHI, and managers of the general partners of GHPIII and GHPIV, and Mr. Vettel is a manager of GHPIII and GHPIV. GPIII may be deemed to indirectly beneficially own the shares of Common Stock beneficially owned by GHEPIII, and GHPIII may be deemed to indirectly beneficially own the shares of Common Stock beneficially owned by GHEPIII and that may be deemed indirectly beneficially owned by GPIII. GPIV may be deemed to indirectly beneficially own the shares of Common Stock beneficially owned by GHEPIV, and GHPIV may be deemed to indirectly beneficially own the shares of Common Stock beneficially owned by GHEPIV and that may be deemed indirectly beneficially owned by GPIV. Each of Messrs. Gaffney and Hayes may be deemed to indirectly beneficially own the shares of Common Stock beneficially owned by GHI, GHPIII and GHPIV, and Mr. Vettel may be deemed to indirectly beneficially own the shares of Common Stock beneficially owned by GHPIII and GHPIV. Each of Messrs. Gaffney, Hayes and Vettel, GHI, GHPIII and GHPIV disclaims beneficial ownership of such shares of Common Stock. The address of each of the above entities and individuals is One Liberty Square, Boston, Massachusetts 02109.
(13)	Based on the statement on Schedule 13G filed with the SEC on June 21, 2011, Freshford Capital Management, LLC has reported sole voting and dispositive power with respect to 855,944 shares of Common Stock and shared voting and dispositive power with respect to 2,193,378 shares of Common Stock. Freshford GP, LLC and Freshford Partners, LP have reported shared voting and dispositive power with respect to 1,902,635 shares of Common Stock. Each of Freshford Capital Management, LLC, Freshford GP, LLC and Freshford Partners, LP disclaims beneficial ownership of such shares of Common

Stock, except to the extent of his pecuniary interest therein. The address of Freshford Capital Management, LLC, Freshford GP, LLC and Freshford Partners, LP is 10 Bank Street, Suite 675, White Plains, New York 10606.
(14)	Based on the statement on Schedule 13G filed with the SEC on February 14, 2011, BAMCO, Inc., Baron Capital Group, Inc., and Ronald Baron have reported shared voting and dispositive power with respect to all such shares of Common Stock. Baron Small Cap Fund has reported shared voting and dispositive power with respect to any 2,325,000 shares of Common Stock. The address of BAMCO, Inc., Baron Capital Group, Inc. and Ronald Baron is 767 Fifth Avenue, 49th Floor, New York, New York 10153.
(15)	Based on the Schedule 13G filed with the SEC on February 11, 2011, Jennison Associates, LLC has reported Sole voting power with respect to 2,493,866 shares of Common Stock and shared dispositive power with respect to 2,498,062 shares of Common Stock. The address of Jennison Associates, LLC is 466 Lexington Avenue, New York, New York, 10017. Based on the Schedule 13G filed with the SEC on February 8, 2011, Prudential Financial, Inc. has sole voting and dispositive power with respect to 181,896 shares of Common Stock, shared voting power with respect to 1,278,459 shares of Common Stock, and shared dispositive power with respect to 2,316, 166 shares of Common Stock. The address of Prudential Financial, Inc. is 751 Broad Street, Newark, New Jersey, 07102-3777.
(16)	Based on the Schedule 13G filed with the SEC on March 10, 2011, Allen S. Josephs has reported sole voting and dispositive power with respect to 764,000 shares of Common Stock and shared voting and dispositive power with respect to 1,803,285 shares of Common Stock. The address of Allen S. Josephs is 7710 Kenway Place, Boca Raton, Florida 33433.

OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the Special Meeting. If any other matters are properly presented at the Special Meeting, it is the intention of the persons named as proxies to vote the shares they represent as the Board of Directors may recommend.

It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. Therefore, you are urged to vote at your earliest convenience.

THE BOARD OF DIRECTORS August 15, 2011 Boca Raton, Florida

APPENDIX A

VITACOST.COM, INC.

2011 INCENTIVE COMPENSATION PLAN

1.  Purposes of the Plan.  The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,
•	to provide incentives to individuals who perform services to the Company, and
•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

2.  Definitions.  As used herein, the following definitions will apply:

(a)  “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b)  “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)  “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

(d)  “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e)  “Board” means the Board of Directors of the Company.

(f)  “Change in Control” means the occurrence of any of the following events:

(i)  A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group, (“Person”) acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control; or

(ii)  A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to effectively control the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii)  A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the

Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(f), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

(g)  “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(h)  “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(i)  “Common Stock” means the common stock of the Company.

(j)  “Company” means Vitacost.com, a Delaware corporation, or any successor thereto.

(k)  “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(l)  “Determination Date” means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as “performance-based compensation” under Section 162(m) of the Code.

(m)  “Director” means a member of the Board.

(n)  “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(o)  “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(p)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)  “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(r)  “Fair Market Value” means, as of any date, the value of the Common Stock as the Administrator may determine in good faith by reference to the price of such stock on any established stock exchange or a national market system on the day of determination if the Common Stock is so listed on any established stock exchange or a national market system. If the Common Stock is not listed on any established stock exchange or a national market system, the value of the Common Stock will be determined as the Administrator may determine in good faith.

(s)  “Fiscal Year” means the fiscal year of the Company.

(t)  “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(u)  “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(v)  “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w)  “Option” means a stock option granted pursuant to Section 6 of the Plan.

(x)  “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y)  “Participant” means the holder of an outstanding Award.

(z)  “Performance Goals” will have the meaning set forth in Section 11 of the Plan.

(aa)  “Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

(bb)  “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(cc)  “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(dd)  “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(ee)  “Plan” means this 2011 Incentive Compensation Plan.

(ff)  “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

(gg)  “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(hh)  “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ii)  “Section 16(b)” means Section 16(b) of the Exchange Act.

(jj)  “Service Provider” means an Employee, Director, or Consultant.

(kk)  “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(ll)  “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(mm)  “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.  Stock Subject to the Plan.

(a)  Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be awarded and sold under the Plan is 6,000,000 Shares plus (i) any Shares which have been reserved but not issued pursuant to any awards granted under the Company’s 2007 Stock Award Plan (the “Prior Plan”) as of the date of stockholder approval of this Plan and (ii) any Shares subject to stock options or similar awards granted under the Prior Plan that expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the Prior Plan that are forfeited to or repurchased by the Company, with the maximum number of Shares to be added pursuant to these clauses (i) and (ii) equal to an additional 2,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)  Full Value Awards.  Any Shares subject to Awards granted with an exercise price less than the Fair Market Value on the date of grant of such Awards will be counted against the numerical limits of this Section 3 as two (2) Shares for every one (1) Share subject thereto. Further, if Shares acquired pursuant to any such Award are forfeited or repurchased by the Company and would otherwise return to the Plan pursuant to Section 3(c), two (2) times the number of Shares so forfeited or repurchased will return to the Plan and will again become available for issuance.

(c)  Lapsed Awards.  If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon exercise of a Stock Appreciation Right settled in Shares, the net number of Shares actually issued pursuant to the portion of the Award so exercised will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the tax and/or exercise price of an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing provisions of this Section 3(c), subject to adjustment provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(c).

(d)  Share Reserve.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.  Administration of the Plan.

(a)  Procedure.

(i)  Multiple Administrative Bodies.  Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii)  Section 162(m).  To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)  Rule 16b-3.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)  Other Administration.  Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b)  Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)  to determine the Fair Market Value;

(ii)  to select the Service Providers to whom Awards may be granted hereunder;

(iii)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder;

(iv)  to determine the terms and conditions of any, and with the approval of the Company’s stockholders, to institute an Exchange Program;

(v)  to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vi)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(vii)  to modify or amend each Award (subject to Section 19(c) of the Plan);

(viii)  to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(ix)  to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine; and

(x)  to make all other determinations deemed necessary or advisable for administering the Plan.

(c)  Effect of Administrator’s Decision.  The Administrator’s decisions, determinations, and interpretations will be final and binding on all Participants and any other holders of Awards.

5.  Eligibility.  Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, and such other cash or stock awards as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.  Stock Options.

(a)  Limitations.

(i)  Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000 (U.S.), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(ii)  The Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant, provided that during any Fiscal Year, no Participant will be granted an Option covering more than 1,000,000 Shares. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted Options covering up to an additional 2,000,000 Shares.

(b)  Term of Option.  The Administrator will determine the term of each Option in its sole discretion; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c)  Option Exercise Price and Consideration.

(i)  Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii)  Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii)  Form of Consideration.  The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws.

(d)  Exercise of Option.

(i)  Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specifies from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

(ii)  Termination of Relationship as a Service Provider.  If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)  Disability of Participant.  If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)  Death of Participant.  If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(v)  Other Termination.  A Participant’s Award Agreement may also provide that if the exercise of the Option following the termination of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the 10th day after the last date on which such exercise would result in such liability under Section 16(b). Finally, a Participant’s Award Agreement may also provide that if the exercise of the Option following the termination of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option, or (B) the expiration of a period of three (3) months after the termination of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

7.  Stock Appreciation Rights.

(a)  Grant of Stock Appreciation Rights.  Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)  Number of Shares.  The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant, provided that during any Fiscal Year, no Participant will be granted Stock Appreciation Rights covering more than 1,000,000 Shares. Notwithstanding the limitation in the previous sentence, in connection with his or her initial service as an Employee, an Employee may be granted Stock Appreciation Rights covering up to an additional 2,000,000 Shares.

(c)  Exercise Price and Other Terms.  The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan, provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant.

(d)  Stock Appreciation Right Agreement.  Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)  Expiration of Stock Appreciation Rights.  A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 6(d) also will apply to Stock Appreciation Rights.

(f)  Payment of Stock Appreciation Right Amount.  Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)  The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)  The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8.  Restricted Stock.

(a)  Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)  Restricted Stock Agreement.  Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Notwithstanding the foregoing sentence, for restricted stock intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, during any Fiscal Year no Participant will receive more than an aggregate of 750,000 Shares of Restricted Stock. Notwithstanding the foregoing limitation, in connection with his or her initial service as an Employee, for restricted stock intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, an Employee may be granted an aggregate of up to an additional 1,000,000 Shares of Restricted Stock. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(c)  Transferability.  Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)  Other Restrictions.  The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)  Removal of Restrictions.  Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)  Voting Rights.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)  Dividends and Other Distributions.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)  Return of Restricted Stock to Company.  On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

(i)  Section 162(m) Performance Restrictions.  For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

9.  Restricted Stock Units.

(a)  Grant.  Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 9(d), may be left to the discretion of the Administrator. Notwithstanding anything to the contrary in this subsection (a), for Restricted Stock Units intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, during any Fiscal Year of the Company, no Participant will receive more than an aggregate of 750,000 Restricted Stock Units. Notwithstanding the limitation in the previous sentence, for Restricted Stock Units intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, in connection with his or her initial service as an Employee, an Employee may be granted an aggregate of up to an additional 1,000,000 Restricted Stock Units.

(b)  Vesting Criteria and Other Terms.  The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion will determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(c)  Earning Restricted Stock Units.  Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.

(d)  Form and Timing of Payment.  Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.

(e)  Cancellation.  On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

(f)  Section 162(m) Performance Restrictions.  For purposes of qualifying grants of Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

10.  Performance Units and Performance Shares.

(a)  Grant of Performance Units/Shares.  Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant provided that during any Fiscal Year, for Performance Units or Performance Shares intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, (i) no Participant will receive Performance Units having an initial value greater than $1,000,000, and (ii) no Participant will receive more than 750,000 Performance Shares. Notwithstanding the foregoing limitation, for Performance Shares intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, in connection with his or her initial service, a Service Provider may be granted up to an additional 1,000,000 Performance Shares.

(b)  Value of Performance Units/Shares.  Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)  Performance Objectives and Other Terms.  The Administrator will set performance objectives or other vesting provisions. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.

(d)  Earning of Performance Units/Shares.  After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e)  Form and Timing of Payment of Performance Units/Shares.  Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)  Cancellation of Performance Units/Shares.  On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

(g)  Section 162(m) Performance Restrictions.  For purposes of qualifying grants of Performance Units/Shares as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Performance Units/Shares which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

11.  Performance-Based Compensation Under Code Section 162(m).

(a)  General.  If the Administrator, in its discretion, decides to grant an Award intended to qualify as “performance-based compensation” under Code Section 162(m), the provisions of this Section 11 will control over any contrary provision in the Plan; provided, however, that the Administrator may in its discretion grant Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code to such Participants that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 11.

(b)  Performance Goals.  The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Code Section 162(m) and may provide for a targeted level or levels of achievement (“Performance Goals”) including (i) earnings per Share, (ii) operating cash flow, (iii) operating income, (iv) profit after-tax, (v) profit before-tax, (vi) return on assets, (vii) return on equity, (viii) return on sales, (ix) revenue, and (x) total shareholder return. Any Performance Goals may be used to measure the performance of the Company as a whole or a business unit of the Company and may be measured relative to a peer group or index. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant.

(c)  Procedures.  To the extent necessary to comply with the performance-based compensation provisions of Code Section 162(m), with respect to any Award granted subject to Performance Goals, within the first twenty-five percent (25%) of the Performance Period, but in no event more than ninety (90) days following the commencement of any Performance Period (or such other time as may be required or permitted by Code Section 162(m)), the Administrator will, in writing, (i) designate one or more Participants to whom an Award will be made, (ii) select the Performance Goals applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Participant for such Performance Period. Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amounts earned by a Participant, the Administrator will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period. A Participant will be eligible to receive payment pursuant to an Award for a Performance Period only if the Performance Goals for such period are achieved.

(d)  Additional Limitations.  Notwithstanding any other provision of the Plan, any Award which is granted to a Participant and is intended to constitute qualified performance based compensation under Code Section 162(m) will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

12.  Leaves of Absence.  Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months and one day following the commencement of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

13.  Transferability of Awards.  Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14.  Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)  Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 6, 7, 8, 9, and 10.

(b)  Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)  Change in Control.  In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that each Award will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the “Successor Corporation”). The Administrator will not be required to treat all Awards similarly in the transaction.

In the event that the Successor Corporation does not assume or substitute for the Award, the Award shall terminate if not exercised (if applicable) at or prior to such merger or Change in Control. The Administratror, in its sole discretion and without the consent of any Participant, may (but is not obligated to) either (i) accelerate the vesting of all Awards (and, if applicable, the time at which such Awards may be exercised) in full or as to some percentage of the Award to a date prior to the merger or Change in Control as the Administrator shall determine or (ii) provide for a cash payment in exchange for the termination of an Award or any portion thereof where such cash payment is equal to the Fair Market Value of the Shares that the Participant would receive if the Award or portion thereof were fully vested and exercised (if applicable) as of the date of the merger or Change in Control (less any applicable exercise price).

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the Successor Corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

15.  Tax Withholding

(a)  Withholding Requirements.  Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b)  Withholding Arrangements.  The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

16.  No Effect on Employment or Service.  Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17.  Date of Grant.  The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18.  Term of Plan.  Subject to Section 22 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years unless terminated earlier under Section 19 of the Plan.

19.  Amendment and Termination of the Plan.

(a)  Amendment and Termination.  The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b)  Stockholder Approval.  The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)  Effect of Amendment or Termination.  No amendment, alteration, suspension, or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20.  Conditions Upon Issuance of Shares.

(a)  Legal Compliance.  Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)  Investment Representations.  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21.  Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

22.  Stockholder Approval.  The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

APPENDIX B

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
VITACOST.COM, INC.

Vitacost.com, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1. The name of the Corporation is Vitacost.com, Inc. The Corporation was originally incorporated under the name Nature’s Wealth Company. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 20, 1994.

2. This Amended and Restated Certificate of Incorporation of the Corporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware and restates, integrates, and further amends the provision of the Corporation’s Certificate of Incorporation.

3. The text of the Amended and Restated Certificate of Incorporation of the Corporation is amended and restated to read as set forth in Exhibit A attached hereto.

IN WITNESS WHEREOF, Vitacost.com, Inc. has caused this Amended and Restated Certificate of Incorporation to be executed by a duly authorized officer of the Corporation on , 2011.

Name: Title:

EXHIBIT A

FIRST:  The name of the corporation is Vitacost.com, Inc. (the “Corporation”).

SECOND:  The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is ~~32 Loockerman Square (~~2711 Centerville Road, Suite ~~L-100), City of Dover~~400, Wilmington, County of ~~Kent~~New Castle, DE 19808; and the name of the registered agent of the Corporation at such address is ~~The Prentice-Hall Corporation System, Inc~~ Corporation Service Company.

THIRD:  The nature of the business and the objects and purposes proposed to be transacted, promoted and carried on, are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH:

(a) The Corporation is authorized to issue two classes of shares to be designated, respectively, “Preferred Stock” and “Common Stock.” The total number of shares of all classes of stock which the Corporation shall have authority to issue is One Hundred Twenty-Five Million (125,000,000). The number of shares of Preferred Stock authorized to be issued is Twenty-Five Million (25,000,000), and the number of shares of Common Stock authorized to be issued is One Hundred Million (100,000,000). The Preferred Stock and the Common Stock shall each have a par value of $0.00001 per share.

(b) The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is authorized, by filing a certificate pursuant to the applicable law of the State of Delaware, to: (i) establish from time to time the number of shares to be included in each such series, (ii) fix the voting powers, designations, powers, preferences and relative, participating, optional or other rights of the shares of each such series and the qualifications, limitations or restrictions thereof, including but not limited to the fixing or alteration of the dividend rights, dividend rate, conversion rights, conversion rate, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, the liquidation preferences of any wholly unissued series of shares of Preferred Stock~~;~~, and (iii) increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the ~~number of~~ shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

FIFTH~~:  The name and mailing address of the incorporator is Regina Cephas, Three Christina Centre, 201 N. Walnut Street, Wilmington, Delaware, 19801.  SIXTH~~:  Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under ~~the provisions of~~ Section 291 of the Delaware General Corporation Law or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under ~~the provisions of~~ Section 279 of the Delaware General Corporation Law order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement of the Corporation as consequence and to any reorganization of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

~~SEVENTH~~SIXTH:  For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation, and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

1. The management of the business and the conduct of the affairs of the Corporation shall be vested in its board of directors. The number of directors which shall constitute the whole board of directors shall be fixed by, or in the manner provided in, the by-laws. The phrase “whole board” and the phrase “total number of directors” shall be deemed to have the same meanings, to wit, the total number of directors which the Corporation would have if there were no vacancies. No election of directors need be by written ballot.

2. After the original or other by-laws of the Corporation have been ad~~a~~opted, amended, or repealed, as the case may be, in accordance with the provisions of Section 109 of the Delaware General Corporation Law, and after the Corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the by-laws of the Corporation may be exercised by the board of directors of the Corporation; provided, however, that any provision for the classification of directors of the Corporation for staggered terms pursuant to the provisions of subsection (d) of Section 141 of the Delaware General Corporation ~~l~~Law shall be set forth in an initial by-law or in a by-law adopted by the stockholders of the Corporation entitled to vote.

3. Whenever the Corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the Corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of this certificate of incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of paragraph (2) of subsection (b) to Section 242 of the Delaware General Corporation Law shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

4. With the consent in writing or pursuant to a vote of the holders of a majority of the capital stock issued and outstanding, the board of directors shall have the authority to ~~dispose~~ sell, lease or exchange ~~,in any manner, of the whole~~ all or substantially all of the property and assets of the Corporation.

5. The by-laws shall determine whether and to what extent the accounts and books of the Corporation, or any of them, shall be open to inspection by the stockholders; and no stockholder shall have any right ~~or~~of inspecting any account or book or document of the Corporation, except as conferred by law or by the by-laws or by resolution of the stockholders.

6. The stockholders and the directors shall have the power to hold their meetings and to keep the books, documents and papers of the Corporation outside the State of Delaware at such places as may be from time to time designated by the by-laws or by resolution of the ~~stockholders or~~board of directors of the Corporation, except as otherwise required by the Delaware General Corporation ~~l~~Law.

~~EIGHTH:  The corporation shall, to the fullest extent permitted by the provisions of Section 145 of the Delaware General Corporation Law, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liability or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.~~SEVENTH:  The Corporation shall indemnify, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the

Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except for claims for indemnification (following the final disposition of such Proceeding), the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors of the Corporation. Any amendment, repeal or modification of this Article SEVENTH shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

~~NINTH:  Directors of the corporation~~EIGHTH:  To the fullest extent permitted by the Delaware General Corporation Law, as amended from time to time, directors of the Corporation shall not be personally liable to either the ~~e~~Corporation or its stockholders for monetary damages for ~~a~~ breach of fiduciary duties ~~unless the breach involves: (1) a~~, except that a director may be liable: (1) for breach of the director’s duty of loyalty to the ~~c~~Corporation or its stockholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) ~~liability for unlawful payments of dividends or unlawful stock purchases or redemption by the corporation~~under Section 174 of the Delaware General Corporation Law; or (4)  ~~a~~for any transaction from which the director derived an improper personal benefit.

~~TENTH~~NINTH:  From time to time any of the provisions of this certificate of incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this certificate of incorporation are granted subject to the provisions of this Article  ~~TENTH~~NINTH.

APPENDIX C

AMENDED AND RESTATED
BY LAWS
OF
VITACOST.COM, INC.
(a Delaware Corporation)

~~EFFECTIVE JULY 31, 2009~~

ARTICLE I

OFFICES

Section 1.1.  Registered Office.  The registered office of the Company in the State of Delaware shall be in the City of Wilmington, County of New Castle.

Section 1.2.  Other Offices.  The Company may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Company may require.

ARTICLE II

CORPORATE SEAL

Section 2.1.  Corporate Seal.  The Company may or may not have a seal and in any event the failure to affix a corporate seal to any instrument executed by the Company shall not affect the validity thereof. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE III

STOCKHOLDERS’ MEETINGS

Section 3.1.  Place of Meetings.  Meetings of the stockholders shall be held at such place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors.

Section 3.2.  Annual Meeting.  The annual meeting of the stockholders, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

Section 3.3.  Special Meetings.  Except as required by law or provided in the Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock), special meetings of stockholders of the Company of any class or series for any purpose or purposes may be called only by the Chairman of the Board, the Chief Executive Officer or the Board of Directors pursuant to a resolution stating the purpose or purposes thereof, or by any stockholder or group of stockholders owning in excess of ten percent (10%) of the issued and outstanding shares of common stock of the Company (each a “10% Stockholder”) upon written petition to the Chairman of the Board stating the purpose or purposes thereof, which purpose may include, but is not limited to the nomination and election of directors. For special stockholders meetings requested by any 10% Stockholder, the notice for the meeting shall be mailed to Stockholders of record no later than thirty (30) days following delivery of the request for the meeting by the 10% Stockholder or no later than ten (10) days following the earliest date permitted following compliance with applicable requirements under the Exchange Act, in the event that such notice would otherwise be violative of applicable Exchange Act regulations~~. The provisions of this Section 3.3 may not be amended without the consent of each stockholder of the Company owning ten percent (10%) or more of the Company's issued and outstanding common stock~~.

Section 3.4.  Notice of Meetings.  Notice of all stockholders’ meetings stating the time, place and the purposes for which such meetings are called shall be given by the Chairman of the Board, the Chief Executive Officer or any vice president or the Secretary or any assistant secretary of the Company to each stockholder of record entitled to ~~vote at~~notice of such meeting not less than ten (10) days or more than sixty (60) days prior to the date of the meeting by written notice delivered personally, electronically, mailed or delivered via overnight courier to each stockholder. If delivered personally, such notice shall be deemed to be delivered when received. If mailed or delivered via overnight courier service, such notice shall be deemed to be delivered when deposited in the United States Mail in a sealed envelope with postage thereon prepaid, or deposited with the overnight courier service, as the case may be, addressed to the stockholder at his address as it appears on the stock record books of the Company, unless he shall have filed with the Secretary a written request that notice intended for him be mailed to some other address, in which case it shall be mailed to the address designated in such request. If delivered electronically, such notice shall be sent consistent with Section 13.1 hereof.

Notice of the time, place and purpose of any meeting of the stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

Section 3.5.  Notice for Nominations and Proposals.

(a)  Annual Meetings.

(1)  Nominations for the election of directors and proposals for any new business to be taken up at any annual meeting of stockholders may be made by the Board of Directors or, as provided in this bylaw, by any stockholder of the Company entitled to vote generally in the election of directors, subject to the rights of the holders of preferred stock, if applicable. For nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice with respect to any annual meeting must be received by the Secretary at the principal executive offices of the Company not later than the 90th day nor earlier than the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after such anniversary date, notice by the stockholder must be so received not earlier than the 120th day prior to the annual meeting and not later than the later of the 90th day prior to the annual meeting or the l0th day following the day on which public announcement of the date of the meeting is first made by the Company. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. A stockholder’s notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (“Exchange Act”) and Rule 14a-11 thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner; (2) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner; and (3) a representation that such stockholder and beneficial owner intend to appear in person or by proxy at the meeting.

(2)  Notwithstanding anything in paragraph (1) of this Section 3.5(a) to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Company at the annual meeting is increased pursuant to an act of the Board of Directors of the Company and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors on or before the date which is fifteen (15) days before the latest date by which a stockholder may timely notify the Company of nominations or other business to be brought by a stockholder in accordance with paragraph (1) of this Section 3.5(a), a stockholder’s notice required by this Section 3.5(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary at the principal executive offices of the Company not later than the 15th day following the day on which such public announcement is first made by the Company.

(b)  Special Meetings.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Company’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Company’s notice of meeting (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors or a 10% Stockholder has determined that directors shall be elected at such meeting, by any stockholder of the Company who is a stockholder of record at the time of giving of notice provided for in this bylaw, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this bylaw. In the event the Company calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Company’s notice of meeting for inclusion in the stockholder’s notice required by Section 3.5(a) of these Amended and Restated Bylaws if such nomination shall be delivered to the Secretary at the principal executive offices of the Company not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 45th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

(c)  General.  Only such persons who are nominated by a stockholder in accordance with the procedures set forth in this bylaw shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this bylaw. Except as otherwise provided by law, the Certificate of Incorporation or these Amended and Restated Bylaws, the Chairman of the Board shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this bylaw and, if any proposed nomination or business is not in compliance with this bylaw, to declare that such defective proposal or nomination shall be disregarded.

(d)  Public Announcement.  For purposes of this bylaw, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, PR Newswire or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(e)  Non-Exclusivity.  If the Company is required under Rule 14a-8 under the Exchange Act to include a stockholder’s proposal in its proxy statement, such stockholder shall be deemed to have given timely notice for purposes of this bylaw with respect to such proposal. Nothing in this bylaw shall be deemed to affect any rights of the holders of any series of Preferred Stock to elect directors.

Section 3.6.  Quorum.  At all meetings of the stockholders, except where otherwise provided by statute, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. Any shares, the voting of which at said meeting has been enjoined, or which for any reason cannot be lawfully voted at such meeting, shall not be counted to determine a quorum at such meeting. In the absence of a quorum, any meeting of the stockholders may be adjourned, from time to time, by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law or the Certificate of Incorporation, all action taken by the holders of a majority of the voting power represented at any meeting which a quorum is present shall be valid and binding upon the Company; provided, however, that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except as otherwise provided in the Certificate of Incorporation the affirmative vote of the majority (plurality, in the case of the election of directors) of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

Section 3.7.  Adjournment and Notice of Adjourned Meetings.  Any meeting of the stockholders, whether annual or special, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are present either in person or by proxy. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Company may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, ~~or if after the adjournment a new record date is fixed for the adjourned meeting,~~ a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with these Amended and Restated Bylaws and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

Section 3.8.  Voting Rights.  For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the Company on the record date for determining stockholders entitled to vote, as provided in Section 3.11, shall be entitled to vote at any meeting of the stockholders. Except as may be otherwise provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

Section 3.9.  Proxies.  Stockholders of record who are entitled to vote may vote at any meeting either in person or by written proxy, which shall be filed with the secretary of the meeting before being voted. Such proxy shall entitle the holders thereof to vote at any adjournment of such meeting, but shall not be valid after the final adjournment thereof. No proxy shall be valid after the expiration of eleven (11) months from the date of its execution unless the stockholder executing it shall have specified therein the length of time it is to continue in force, which shall be for some limited period. A proxy is revocable by the stockholder unless it conspicuously states that it is irrevocable and the appointment of the proxy is coupled with an interest.

Section 3.10.  Joint Owners of Stock.  If shares or other securities having voting power stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

(a)  if only one votes, his act binds all;

(b)  ~~If~~if more than one vote, the act of the majority so voting binds all;

(c)  if more than one votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in Section 217(b) of the Delaware General Corporation Law (“DGCL”). If the instrument filed with Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of this Section 3.10 shall be a majority or even-split in interest.

Section 3.11.  List of the Stockholders.  The Secretary shall prepare and make, at least ten (10) days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at said meeting, (provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 3.12.  Action Without Meeting.

(a)  Except as provided in the Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock), any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders.

(b)  To the extent an action is permitted to be taken by consent in lieu of any annual or special meeting of the stockholders, such action shall be set forth in writing, stating the action to be so taken, and signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the ~~Secretary.~~Company’s registered office in the State of Delaware, its principal place of business or an officer or agent of the Company having custody of the book in which proceedings of meetings of members are recorded. Delivery to the Company’s registered office shall be by hand or by certified or registered mail, return receipt requested. Delivery made to an officer or agent of the Company~~’s~~ having custody of the minute book, including, but not limited to, the Secretary, shall be by hand or by certified or registered mail, return receipt requested or by national overnight bonded courier, return receipt required.

(c)  Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered to the Company in the manner herein required, written consents signed by a sufficient number of stockholders to take action are delivered to the Company’s registered agent or to the Secretary. Delivery made to the Company’s Secretary shall be by hand or by certified or registered mail, return receipt requested.

(d)  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. If the action which is consented to is such as would have required the filing of a certificate under any section of the DGCL if such action had been voted on by the stockholders at a meeting thereof, then the certificate filed, under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Section 228 of the DGCL.

Section 3.13.  Organization; Rules of Conduct.  At every meeting of the stockholders, the Chairman of the Board, or, if a Chairman has not been appointed or is absent, the Chief Executive Officer, or if the Chief Executive Officer is absent, the most senior Vice President present, or in the absence of any such officer, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as. chairman. The Secretary, or, in the absence of Secretary, an Assistant Secretary or any other person in the absence of such officer directed to do so by the chairman of the meeting, shall act as secretary of the meeting. The Board of Directors or the chairman of the meeting may adopt rules and regulations for the conduct of meetings of stockholders and may modify, repeal or replace such rule and regulations at any time.

ARTICLE IV

DIRECTORS

Section 4.1.  Number and Term of Office.  The number of directors which shall constitute the whole Board of Directors shall be not less than three (3) directors or more than nine (9) directors, the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the Board of Directors. Each director shall hold office until the next annual meeting and until his successor shall be elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. If for any cause, the directors shall not have been elected at an annual meeting, they may he elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Amended and Restated Bylaws.

Section 4.2.  Powers.  The powers of the Company shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.

Section 4.3.  Vacancies.  Except as provided in the Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock), newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled by a majority vote of the directors, though less than a quorum, or by the stockholders; provided, however, that any vacancy occurring as a result of a director being removed from office by the stockholders shall only be filled by the stockholders.

Section 4.4.  Resignation.  Any director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until a successor shall have been elected and qualified.

Section 4.5.  Meetings.

(a)  Annual Meetings.  The annual meeting of the Board of Directors shall be held immediately after the annual meeting of the stockholders and at the place where such meeting is held. No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

(b)  Regular Meetings.  The Board of Directors may provide for the holding of regular meetings and may fix the times and places, within or without the State of Delaware, at which such meetings shall be held. Notice of regular meetings shall not be required, provided that whenever the time or place of regular meetings shall be fixed or changed, notice of such action shall be given promptly to each director who was not present at the meeting at which such action was taken.

(c)  Special Meetings.  Special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board, the Chief Executive Officer, the Secretary or any two directors.

(d)  Telephone Meetings.  Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(e)  Notice of Meetings.  Notice of the date, time and place of all meetings of the Board of Directors shall be delivered personally, orally or in writing, or by telephone, mail, messenger, telefax or electronic transmission to each director, at least forty-eight hours before the meeting. Such notice may be given by the Secretary or by the person or persons who called a meeting. Such notice need not specify the purpose of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

(f)  Waiver of Notice.  The transaction of all business at any meeting of the Board of Directors, or any committee thereof however called or noticed, or wherever held, shall be as valid as though at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of meeting.

Section 4.6.  Quorum and Voting Quorum.

(a)  Quorum.  A quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time in accordance with Section 4.1, but not less than one. At any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

(b)  Approving Vote.  At each meeting of the Board of Directors at which a quorum is present, all questions and business, including, without limitation, adoption, amendment or repeal of these Amended and Restated Bylaws shall be determined by a vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation, or these Amended and Restated Bylaws.

Section 4.7.  Action Without Meeting.  Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee; provided, however, that such electronic transmission or transmissions must either set forth or be submitted with information from which it can be determined that the electronic transmission or transmissions were authorized by the director. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 4.8  Fees and Compensation.  Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors or any meeting of a committee of directors, equity incentives and other compensation and incentives for their services as directors. Nothing herein contained shall be construed to preclude any director from serving the Company in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor~~e~~.

Section 4.9.  Committees.

(a)  Executive Committee.  The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, appoint an Executive Committee to consist of one or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and specifically granted by the Board of Directors, shall have and may exercise when the Board of Directors is not in session all powers of the Board of Directors in the management of the business and affairs of the Company, including, without limitation, the power and authority to declare a dividend or to authorize the issuance of stock, except such committee shall not have the power or authority to amend the Certificate of Incorporation, to adopt an agreement of merger or consolidation, to recommend to the stockholders the sale, lease or exchange of all or substantially all of the Company’s property and assets, to recommend to the stockholders of the Company a dissolution of the Company or a revocation of a dissolution or to amend these Amended and Restated Bylaws.

(b)  Other Committees.  The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, from time to time appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one or more members of the Board of Directors, and shall have such powers and perform such duties- as may be prescribed by the resolution or resolutions creating such committees, but in no event shall such committee have the powers denied to the Executive Committee in these Amended and Restated Bylaws.

Section 4.10  Approval or Ratification of Acts or Contract by Stockholders.  The Board of Directors in its discretion may submit any act or contract for approval or ratification at any annual meeting of the stockholders, or at any special meeting of the stockholders called for the purpose of considering any such act or contract, and any act or contract that shall be approved or be ratified by the vote of the stockholders holding a majority of the issued and outstanding shares of stock of the Company entitled to be ratified by the vote of the stockholders holding a majority of the issued and outstanding shares of stock of the Company entitled to vote and present in person or by proxy at such meeting (provided that a quorum is present), shall be as valid and as binding upon the Company and upon all the stockholders as if it has been approved or ratified by every stockholder of the Company. In addition, any such act or contract may be approved or ratified by the written consent of the stockholders holding a majority of the issued and outstanding shares of capital stock of the Company entitled to vote and such consent shall be as valid and as binding upon the Company and upon all the stockholders as if it had been approved or ratified by every stockholder of the Company.

ARTICLE V

OFFICERS

Section 5.1.  Officers Designated.  The officers of the Company shall consist of a Chief Executive Officer, a Secretary and a Chief Financial Officer. The Company may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Vice Presidents, and such other offices as may from time to time be appointed by the Board of Directors. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of the stockholders. The Board of Directors may also appoint such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate.

Any one person may hold any number of offices of the Company at any one time unless specifically prohibited there from by law. The salaries and other compensation of the officers of the Company shall be fixed by or in the manner designated by the Board of Directors.

Section 5.2.  Tenure and Duties of Officers.

(a)  General.  All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

(b)  Duties of Chairman of the Board.  The Chairman of the Board, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board shall perform the duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate~~d~~ from time to time. If there is no Chief Executive Officer, the Chairman shall have the powers and duties prescribed in Section 5.2(c).

(c)  Duties of Chief Executive Officer.  The duties of the Chief Executive Officer shall be those customary for such position, except as otherwise specified by the Board of Directors or as provided in employment contracts approved by the Board of Directors.

(d)  Duties of Vice Presidents.  Executive Vice Presidents shall be senior to Senior Vice Presidents, and Senior Vice Presidents shall be senior to Vice Presidents. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time.

(e)  Duties of Secretary.  The Secretary shall be invited to attend all meetings of the stockholders and of the Board of Directors, and, if present, shall record all acts and proceedings thereof in the minute book of the Company. The Secretary shall give notice in conformity with these Amended and Restated Bylaws of all meetings of the stockholders, and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties provided for in these Amended and Restated Bylaws and other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The Chief Executive Officer may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary.

(f)  Duties of Chief Financial Officer.  The Chief Financial Officer shall keep or cause to be kept the books of account of the Company in a thorough and proper manner, and shall render statements of the financial affairs of the Company in such form and as often as required by the Board of Directors or the Chief Executive Officer. Unless otherwise determined by the Board of Directors, the Chief Financial Officer shall also serve as the Treasurer of the Company, subject to such duties as are customary for such position. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Company. The Chief Financial Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time. The Chief Executive Officer may direct any Assistant Chief Financial Officer to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Assistant Chief Financial Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time.

(g)  Duties of Assistant Secretary.  The Assistant Secretary, if there shall be such an officer, shall have all the powers, and perform all the duties of the Secretary in the absence or inability of the Secretary to act. The Assistant Secretary shall also perform such other duties as the Board of Directors may from time to time prescribe.

Section 5.3.  Delegation of Authority.  The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

Section 5.4.  Resignations.  Any officer may resign at any time by giving written notice to the Board of Directors, the Chief Executive Officer or the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective.

Section 5.5.  Removal.  Any officer may be removed from office at any time, either with or without cause, by the vote or written consent of a majority of the directors in office at the time, or by any committee or any superior officer upon whom such power of removal may have been conferred by the Board of Directors.

ARTICLE VI

EXECUTION OF CORPORATE INSTRUMENTS AND VOTING
OF SECURITIES OWNED BY THE COMPANY

Section 6.1.  Execution of Corporate Instruments.  The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Company any corporate instrument or document, or to sign on behalf of the Company the corporate name without limitation, or to enter into contracts on behalf of the Company, except where otherwise provided by law or these Amended and Restated Bylaws, and such execution or signature shall be binding upon the Company.

Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the Company, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the Company, shall be executed, signed or endorsed by the Chairman of the Board, the Chief Executive Officer or any Vice President, and by the Secretary, the Chief Financial Officer, any Assistant Secretary or any Assistant Chief Financial Officer. All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors. Any signature may be a facsimile.

All checks and drafts drawn on banks or other depositaries on funds to the credit of the Company or in special accounts of the Company shall be signed by such person or persons as the Board of Directors shall authorize so to do.

Section 6.2.  Voting of Securities Owned by the Company.  All stock and other securities of other Companies owned or held by the Company for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chief Executive Officer, Chairman of the Board, the Chief Executive Officer, any Vice President, the Secretary or the Chief Financial Officer.

ARTICLE VII

SHARES OF STOCK

Section 7.1.  Form and Execution of Certificates.  The shares of the Company shall be represented by certificates, provided that the Board of Directors may provide by resolution that some or all of any or all classes or series of the Company’s stock shall be uncertificated shares. Certificates for the shares of stock of the Company shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the Company represented by certificates shall be entitled to have a certificate signed by or in the name of the Company by the Chairman of the Board, the Chief Executive Officer or any Vice President and by the Chief Financial Officer, any Assistant Chief Financial Officer, the Secretary or any Assistant Secretary, certifying the number of shares owned by him in the Company. Any signature on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he/she were such officer, transfer agent, or registrar at the date of issue.

Each certificate shall state upon the face or back thereof, in full or in summary, all of the designations, preferences, limitations, restrictions on transfer and relative rights of the shares authorized to be issued.

Section 7.2.  Lost Certificates.  A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the Company alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The Company may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative to give the Company a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the Company with respect to the certificate alleged to have been lost, stolen, or destroyed.

Section 7.3.  Transfers.  Transfers of record of shares of stock of the Company shall be made only upon its books upon request of the holders thereof; in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like numbers of shares (or by delivery of duly executed instructions with respect to uncertificated shares).

Section 7.4.  Fixing Record Dates.

(a)  In order that the Company may determine the stockholders entitled to notice of ~~or to vote at~~ any meeting of the stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten (10) days before the date of such meeting . If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting, unless the Board of Directors determines that a later date on or before the date of the meeting shall be the date for making such a determination. If no record date is fixed by the Board of Directors, the record date for determining the stockholders entitled to notice of or to vote at a meeting of the stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of the stockholders of record entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 7.4(a) at the adjourned meeting.

(b)  In order that the Company may determine the stockholders entitled to consent to a corporate action in writing without a meeting, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining the stockholders entitled to consent to a corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Company having custody of the book in which proceedings of meetings of the stockholders are recorded. Delivery made to the Company’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c)  In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining the stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 7.5.  Registered. Stockholders.  The Company shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and Shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VIII

OTHER SECURITIES OF THE COMPANY

Section 8.1.  Execution of Other Securities.  All bonds, debentures and other corporate securities of the Company, other than stock certificates, may be signed by the Chief Executive Officer, Chairman of the Board, or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary, an Assistant Secretary, the Chief Financial Officer or an Assistant Chief Financial Officer. The signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer, the Chief Financial Officer, an Assistant Chief Financial Officer or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the Company and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the Company.

ARTICLE IX

DIVIDENDS

Section 9.1.  Declaration of Dividends.  Dividends upon the capital stock of the Company, subject to any provisions of the Certificate of Incorporation, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to any provisions of the Certificate of Incorporation.

Section 9.2.  Dividend Reserve.  Before payment of any dividend, there may be set aside out of any funds of the Company available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Company, or for such other purpose as the Board of Directors shall determine is conducive to the interests of the Company, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE X

FISCAL YEAR

Section 10.1.  Fiscal Year.  The fiscal year of the Company shall end on the last day of December.

ARTICLE XI

INDEMNIFICATION AND INSURANCE

Section 11.1.  Indemnification of Officers and Directors.  Each person who was or is made a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she or a person of whom he or she is the, legal representative, is or was a director or officer of the Company (including any constituent Company absorbed in a merger) or is or was serving at the request of the Company (including any such constituent Company) as a director or officer of another company, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, shall be indemnified and held harmless by the Company to the fullest extent permitted by the Delaware General Corporation Law (“DCGL”), against all expenses, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that the Company shall indemnify any such person seeking indemnity in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors.

Section 11.2.  Advance of Expenses.  The Company shall pay all expenses incurred by such a director or officer in defending any such proceeding as they are incurred in advance of its final disposition; provided, however, that if the DGCL then so requires, the payment of such expenses incurred by a director or officer in advance of the final disposition of such proceeding shall be made be made only upon delivery to the Company of an undertaking, by or on behalf of such director or officer to repay all amounts so advanced if it should be determined ultimately that such director or officer is not entitled to be indemnified under this Article X1 or otherwise; and provided further the Company shall not be required to advance any expenses to a person against whom the Company brings a claim, in a proceeding, alleging that such person has breached his or her duty of loyalty to the Company, committed an act or omission not in good faith or that involves intentional misconduct or a knowing violation of law, or derived an improper personal benefit from a transaction; and provided further that the Company shall not be obligated to advance expenses incurred by a director or officer in defending any proceeding if (i) members of the Board of Directors consisting of those who are not parties to the proceeding for which indemnification is sought, even though less than a quorum, or (ii) independent legal counsel, selected by the indemnified director or officer and approved by the Board of Directors, which approval may not be unreasonably withheld, or (iii) a panel of arbitrators (one of whom is selected by the Company, another of whom is selected by the indemnified director or officer and the last of whom is selected by the first two arbitrators so selected), determines in good faith, that the facts known to them at the time such determination is made demonstrate clearly and convincingly that such director or officer acted in bad faith.

Section 11.3.  Non-Exclusivity of Rights.  The rights conferred on any person in this Article X1 shall not be exclusive of any other right that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote or consent of stockholders or disinterested directors or otherwise.

Section 11.4.  Indemnification Contracts.  The Board Directors is authorized to cause the Company to enter into a contract with any director, officer or employee of the Company, or any person serving at the request of the Company as a director, officer, consultant or employee of another Company, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this Article.

Section 11.5.  Insurance.  The Company shall maintain insurance, at its expense, to the extent it determines such to be reasonably available, to protect itself, its directors and officers, and any other persons the Board of Directors may select, against any such expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 11.6.  Effect of Amendment.  Any amendment, repeal or modification of any provision of this Article XI shall be prospective only, and shall not adversely affect any right or protection conferred on a person pursuant to this Article XI and existing at the time of such amendment, repeal or modification.

ARTICLE XII

NOTICE BY ELECTRONIC TRANSMISSION

Section 12.1.  Notice by Electronic Transmission.

(a)  Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the Certificate of Incorporation or these Amended and Restated Bylaws, any notice to stockholders given by the Company under any provision of the DGCL, the Certificate of Incorporation or these Amended and Restated Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholders to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Company. Any such consent shall be deemed revoked if: (a) the Company is unable to deliver by electronic transmission two (2) consecutive notices given by the Company in accordance with such consent; and (b) such inability becomes known to the Secretary or an assistant secretary of the Company or to the transfer agent, or other person responsible for the giving of the notice. However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Any notice given pursuant to this Section 12.1(a) shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the Secretary or an assistant secretary or of the transfer agent or other agent of the Company that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

(b)  An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including, but not limited to, facsimile and e-mail.

ARTICLE XIII

NOTICES

Section 13.1.  Notices.

(a)  Notice to Stockholders.  Whenever, under any provisions of these Amended and Restated Bylaws, notice is required to be given to any stockholder, it shall be given (1) in accordance with Section 12.1 or (2) in writing, personally or timely and duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the Company or its transfer agent.

(b)  Notice to Directors.  Any notice required to be given to any director may be given by the method stated in Section 4.5(e) except that: (i) such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary or, in the absence of such filing, to the last known post office address of such director; and (ii) for purposes hereof, any notice delivered by electronic transmission shall be deemed given when sent to the last known e-mail address or facsimile address of the director.

(c)  Address Unknown.  If no address of a stockholder or director be known, notice may be sent to the office of the Company required to be maintained pursuant to Section 1.2.

(d)  Affidavit of Mailing.  An affidavit of mailing, executed by a duly authorized and competent employee of the Company or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall be conclusive evidence of the statements therein contained.

(e)  Time Notices Deemed Given.  All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing (in the case of a electronic transmission, at the time of transmitting electronically) and all notices given by telegram shall be deemed to have been given as at the sending time recorded by the telegraph company transmitting the notices.

(f)  Methods of Notice.  It shall not be necessary that the same method of giving notice be employed in respect of all notices, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

(g)  Failure to Receive Notice.  The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

(h)  Notice to Person with Whom Communication is Unlawful.  Whenever notice is required to be given, under any provision of law, the Certificate of Incorporation or these Amended and Restated Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Company is such as to require the filing of a certificate under any provision of the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

ARTICLE XIV

AMENDMENTS

Section 14.1.  Amendments.  Subject to the requirements of these Amended and Restated Bylaws and the Certificate of Incorporation, these Amended and Restated Bylaws may be repealed or amended or new bylaws adopted by the stockholders. In addition to any vote of the holders of any class or series of stock of this Company required by law and any vote provided for in the Certificate of Incorporation, the affirmative vote of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provisions of these Amended and Restated Bylaws. The Board of Directors shall also have the authority to adopt, amend or repeal these Amended and Restated Bylaws subject to the power of the stockholders to adopt, amend or repeal such bylaws and provided that the Board of Directors shall not adopt, amend or repeal this Section 14.1, or any bylaws relating to vacancies in the Board of Directors~~, or any bylaws which would supersede the rights of 10% Stockholders set forth in Section 3.3.~~.

APPENDIX D

AGREEMENT AND PLAN OF MERGER
BETWEEN VITACOST MERGER CORPORATION
A DELAWARE CORPORATION
AND
VITACOST.COM, INC.
A DELAWARE CORPORATION

THIS AGREEMENT AND PLAN OF MERGER dated as of July 28, 2011 (this “Agreement”) is between Vitacost Merger Corporation, a Delaware corporation (“VM Corporation”), and Vitacost.com, Inc., a Delaware corporation (“Vitacost”). VM Corporation and Vitacost are sometimes referred to herein as the “Constituent Corporations.”

R E C I T A L S

A.  VM Corporation is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of One Hundred Twenty-Five Million (125,000,000) shares of capital stock, of which there are designated One Hundred Million (100,000,000), $0.00001 par value, shares of common stock (the “Common Stock”) and Twenty-Five Million (25,000,000), $0.00001 par value, shares of Preferred Stock (the “Preferred Stock”). The Common Stock and Preferred Stock are hereinafter collectively referred to as “VM Corporation Stock.” As of the date of this Agreement, One Thousand (1,000) shares of Common Stock are issued and outstanding, all of which are held by Vitacost. No shares of Preferred Stock are outstanding.

B.  Vitacost is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of One Hundred Twenty-Five Million (125,000,000) shares of capital stock, of which there are designated One Hundred Million (100,000,000), $0.00001 par value, shares of common stock (the “Vitacost Common Stock”) and Twenty-Five Million (25,000,000), $0.00001 par value, shares of Preferred Stock (the “Vitacost Preferred Stock”). As of the date of this Agreement, 27,834,553 shares of Vitacost Common Stock are issued and outstanding. No shares of Vitacost Preferred Stock are outstanding.

C.  In 2010, during the course of an internal review, Vitacost’s audit committee and its advisors discovered certain defects in Vitacost’s corporate organizational and formation documents and certain corporate transactions that may not have been authorized in accordance with all of the requirements of applicable Delaware corporate law, including, without limitation, certain stock splits and stock option and other stock issuance transactions.

D.  In order to address these issues and as part of the settlement of a pending derivative suit in the Circuit Court of the Fifteenth Judicial District, Palm Beach County, Florida (the “Court”), Vitacost requested that the Court enter a final order recognizing and quieting title to all outstanding shares of Vitacost Common Stock and stock options for and as of the twelve (12) month period ending December 31, 2004 through the six (6) month period ending June 30, 2009. On May 27, 2011, the Court pursuant to its inherent equitable powers and the Uniform Commercial Code, entered an order and final judgment whereby, amongst other things, it (i) recognized and quieted title to all outstanding Vitacost Common Stock and stock options for all audited periods from 2004 through June 30, 2009 and (ii) found that the Certificate of Incorporation of Vitacost, as amended, was deemed to be the valid and effective certificate of incorporation of Vitacost, until validly amended in accordance with applicable Delaware law and Vitacost’s certificate of incorporation and bylaws (the “Order”).

E.  In order to eliminate any remaining uncertainty regarding Vitacost’s organizational documents and any prior corporate action, the Board of Directors of Vitacost has determined that it is advisable and in the best interests of Vitacost and its stockholders that Vitacost merge with and into VM Corporation upon the terms and conditions herein provided.

F.  The respective Boards of Directors of VM Corporation and Vitacost have approved this Agreement and have directed that this Agreement be executed by the undersigned officers and submitted to a vote of the Constituent Corporations’ respective stockholders.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, VM Corporation and Vitacost hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

I. MERGER

1.1  Merger.  In accordance with the provisions of this Agreement and the Delaware General Corporation Law, Vitacost shall be merged with and into VM Corporation (the “Merger”), the separate existence of Vitacost shall cease and VM Corporation shall be, and is herein sometimes referred as, the “Surviving Corporation,” and the name of the Surviving Corporation shall be Vitacost.com, Inc.

1.2  Filing and Effectiveness.  Pursuant to Section 251 and Section 103(d) of the Delaware General Corporation Law, the Merger shall become effective at such time and on such date when the Certificate of Merger is filed with the Secretary of State of the State of Delaware. Such date and time is herein called the “Effective Date of the Merger.”

1.3  Effect of the Merger.  Upon the Effective Date of the Merger, the separate existence of Vitacost shall cease and VM Corporation, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Vitacost’s Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Vitacost in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of VM Corporation as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Vitacost in the same manner as if VM Corporation had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law.

II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1  Certificate of Incorporation.  Upon the Effective Date of the Merger, Article FIRST of the Certificate of Incorporation of VM Corporation shall be amended to change its name to Vitacost.com, Inc., but other than the name change, the Certificate of Incorporation of VM Corporation as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.2  Bylaws.  The Bylaws of VM Corporation as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3  Directors and Officers.  The directors and officers of Vitacost immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

III. MANNER OF CONVERSION OF STOCK AND RIGHTS

3.1  Vitacost Common Shares.  Upon the Effective Date of the Merger, each share of Vitacost Common Stock, issued and outstanding immediately prior thereto, shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, $0.00001 par value, of the Surviving Corporation.

3.2  Vitacost Options and Convertible Securities.

(a)  Upon the Effective Date of the Merger, the Surviving Corporation shall assume the obligations of Vitacost under, and continue, the option plans (including, without limitation, the 2000 Stock Option Plan, 2007 Stock Award Plan, and the 2011 Incentive Compensation Plan) and all other employee benefit plans of Vitacost. Each outstanding and unexercised option, other right to purchase, or security convertible into, Vitacost Common Stock (a “Right”) shall become, an option, right to purchase or a security convertible into the Surviving Corporation’s Common Stock on the basis of one share of the

Surviving Corporation’s Common Stock, for each share of Vitacost Common Stock issuable pursuant to any such Right, on the same terms and conditions and at an exercise price equal to the exercise price applicable to any such Right at the Effective Date of the Merger. For the avoidance of doubt, this paragraph 3.2(a) shall not apply to Vitacost Common Stock. Vitacost Common Stock is subject to paragraph 3.1 hereof.

(b)  A number of shares of the Surviving Corporation’s Common Stock and Preferred Stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities, which number shall be equal to the number of shares of Vitacost Common Stock and Vitacost Preferred Stock so reserved immediately prior to the Effective Date of the Merger.

3.3  VM Corporation Common Stock.  Upon the Effective Date of the Merger, each share of Common Stock, $0.00001 par value, of VM Corporation issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by VM Corporation, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

3.4  No Exchange of Certificates Required.  Each outstanding certificate representing shares of Vitacost Common Stock shall be deemed for all purposes, from and after the Effective Date of the Merger, to represent the same number of shares of Common Stock into which such shares of Vitacost Common Stock will be converted in the Merger. Holders of outstanding certificates representing shares of Vitacost Common Stock will not be asked to surrender such certificates for cancellation. The registered owner on the books and records of Vitacost of all such outstanding certificates shall have and be entitled to exercise all voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock represented by such outstanding certificates.

3.5  No Appraisal Rights.  In accordance with Section 262 of the Delaware General Corporation Law, no appraisal rights shall be available to the holders of shares of Vitacost Common Stock in connection with the Merger.

3.6  Tax Consequences.  For federal income tax purposes, the Merger is intended to constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended. The parties to this Agreement hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

3.7  Validity of Outstanding Shares of Vitacost Common Stock.  Without limiting the foregoing, the Surviving Corporation agrees that, to the extent the Order did not fully validate any shares of Vitacost Common Stock, the Surviving Corporation will not assert any claims that such shares are invalid and will issue shares of common stock of the Surviving Corporation in respect of such shares of Vitacost Common Stock covered by the Order, in accordance with this Agreement.

IV. GENERAL

4.1  Covenants of VM Corporation.  From time to time, as and when required by VM Corporation or by its successors or assigns, there shall be executed and delivered on behalf of Vitacost such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by VM Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Vitacost and otherwise to carry out the purposes of this Agreement, and the officers and directors of VM Corporation are fully authorized in the name and on behalf of Vitacost or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4.2  Abandonment.  At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by mutual consent of the Boards of Directors of Vitacost and VM Corporation, notwithstanding the approval of this Agreement by the stockholders of Vitacost or by the sole stockholder of VM Corporation, or by both.

4.3  Amendment.  The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

4.4  Registered Office.  The registered office of the Surviving Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, County of New Castle and The Prentice-Hall Corporation System, Inc., is the registered agent of the Surviving Corporation at such address.

4.5  Agreement.  Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 5400 Broken Sound Blvd., NW, Suite 500, Boca Raton, Florida 33487, and copies thereof will be furnished to any stockholder of either Constituent Corporation upon request and without cost.

4.6  Governing Law.  This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware.

4.7  FIRPTA Notification.

(a)  On the Effective Date of the Merger, Vitacost shall deliver to VM Corporation, as agent for the stockholders of Vitacost, a properly executed statement representing that the shares of Vitacost stock do not constitute a “United States real property interest” within the meaning of Section 897(c) of the Internal Revenue Code of 1986 and the regulations issued thereunder (the “Statement”). VM Corporation shall retain the Statement for a period of not less than seven years and shall, upon request, provide a copy thereof to any person that was a stockholder of Vitacost immediately prior to the Merger. In consequence of the approval of the Merger by the stockholders of Vitacost, (i) such stockholders shall be considered to have requested that the Statement be delivered to VM Corporation as their agent and (ii) VM Corporation shall be considered to have received a copy of the Statement at the request of the Vitacost stockholders for purposes of satisfying VM Corporation’s obligations under Treasury Regulation Section 1.1445-2(c)(3).

(b)  Vitacost shall deliver to the Internal Revenue Service a notice regarding the Statement in accordance with the requirements of Treasury Regulation Section 1.897-2(h)(2).

4.8  Counterparts.  In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

4.9  Severability.  If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule or law, or public policy, all other terms, conditions, and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

4.10  Entire Agreement; No Third-Party Beneficiaries.  This Agreement (a) constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the Merger, and (b) except as otherwise provided in Section 7.1 hereof, is not intended to confer upon any person other than the parties any rights or remedies.

4.11  Assignment.  This Agreement shall not be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective successors and permitted assigns.

IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of VM Corporation and Vitacost is hereby executed on behalf of each of such two corporations.

Vitacost.com, Inc. a Delaware corporation
By: /s/ Jeffrey Horowitz Name: Jeffrey Horowitz Title: Chief Executive Officer
Vitacost Merger Corporation a Delaware corporation
By: /s/ Mary L. Marbach Name: Mary L. Marbach Title: General Counsel and Corporate Secretary

APPENDIX E

CERTIFICATE OF INCORPORATION
OF
VITACOST MERGER CORPORATION

FIRST:  The name of the corporation is Vitacost Merger Corporation (the “Corporation”).

SECOND:  The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, DE 19808; and the name of the registered agent of the Corporation at such address is Corporation Service Company.

THIRD:  The nature of the business and the objects and purposes proposed to be transacted, promoted and carried on, are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH:

(a)  The Corporation is authorized to issue two classes of shares to be designated, respectively, “Preferred Stock” and “Common Stock.” The total number of shares of all classes of stock which the Corporation shall have authority to issue is One Hundred Twenty-Five Million (125,000,000). The number of shares of Preferred Stock authorized to be issued is Twenty-Five Million (25,000,000), and the number of shares of Common Stock authorized to be issued is One Hundred Million (100,000,000). The Preferred Stock and the Common Stock shall each have a par value of $0.00001 per share.

(b)  The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is authorized, by filing a certificate pursuant to the applicable law of the State of Delaware, to: (i) establish from time to time the number of shares to be included in each such series, (ii) fix the voting powers, designations, powers, preferences and relative, participating, optional or other rights of the shares of each such series and the qualifications, limitations or restrictions thereof, including but not limited to the fixing or alteration of the dividend rights, dividend rate, conversion rights, conversion rate, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, the liquidation preferences of any wholly unissued series of shares of Preferred Stock, and (iii) increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

FIFTH:  Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under Section 291 of the Delaware General Corporation Law or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under Section 279 of the Delaware General Corporation Law order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement of the Corporation as consequence and to any reorganization of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

SIXTH:  For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation, and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

1.  The management of the business and the conduct of the affairs of the Corporation shall be vested in its board of directors. The number of directors which shall constitute the whole board of directors shall be fixed by, or in the manner provided in, the by-laws. The phrase “whole board” and the phrase “total number of directors” shall be deemed to have the same meanings, to wit, the total number of directors which the Corporation would have if there were no vacancies. No election of directors need be by written ballot.

2.  After the original or other by-laws of the Corporation have been adopted, amended, or repealed, as the case may be, in accordance with the provisions of Section 109 of the Delaware General Corporation Law, and after the Corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the by-laws of the Corporation may be exercised by the board of directors of the Corporation; provided, however, that any provision for the classification of directors of the Corporation for staggered terms pursuant to the provisions of subsection (d) of Section 141 of the Delaware General Corporation Law shall be set forth in an initial by-law or in a by-law adopted by the stockholders of the Corporation entitled to vote.

3.  Whenever the Corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the Corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of this certificate of incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of paragraph (2) of subsection (b) to Section 242 of the Delaware General Corporation Law shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

4.  With the consent in writing or pursuant to a vote of the holders of a majority of the capital stock issued and outstanding, the board of directors shall have the authority to sell, lease or exchange all or substantially all of the property and assets of the Corporation.

5.  The by-laws shall determine whether and to what extent the accounts and books of the Corporation, or any of them, shall be open to inspection by the stockholders; and no stockholder shall have any right of inspecting any account or book or document of the Corporation, except as conferred by law or by the by-laws or by resolution of the stockholders.

6.  The stockholders and the directors shall have the power to hold their meetings and to keep the books, documents and papers of the Corporation outside the State of Delaware at such places as may be from time to time designated by the by-laws or by resolution of the board of directors of the Corporation, except as otherwise required by the Delaware General Corporation Law.

SEVENTH:  The Corporation shall indemnify, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except for claims for indemnification (following the final disposition of such Proceeding), the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors of the Corporation. Any amendment, repeal or modification of his Article SEVENTH shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

EIGHTH:  To the fullest extent permitted by the Delaware General Corporation Law, as amended from time to time, directors of the Corporation shall not be personally liable to either the Corporation or its stockholders for monetary damages for breach of fiduciary duties, except that a director may be liable: (1) for breach of the director’s duty of loyalty to the Corporation or its stockholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) under Section 174 of the Delaware General Corporation Law; or (4) for any transaction from which the director derived an improper personal benefit.

NINTH:  From time to time any of the provisions of this certificate of incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this certificate of incorporation are granted subject to the provisions of this Article NINTH.

TENTH:  Margaret Grillet is the sole incorporator, and her mailing address is 1313 N. Market Street, 6th Floor, Wilmington, Delaware 19801.

Dated: July 27, 2011	/s/ Margaret M. Grillet Margaret M. Grillet Sole Incorporator

APPENDIX F

BYLAWS
OF
VITACOST MERGER CORPORATION
(a Delaware Corporation)

ARTICLE I

OFFICES

Section 1.1.  Registered Office.  The registered office of the Company in the State of Delaware shall be in the City of Wilmington, County of New Castle.

Section 1.2.  Other Offices.  The Company may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Company may require.

ARTICLE II

CORPORATE SEAL

Section 2.1.  Corporate Seal.  The Company may or may not have a seal and in any event the failure to affix a corporate seal to any instrument executed by the Company shall not affect the validity thereof. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE III

STOCKHOLDERS’ MEETINGS

Section 3.1.  Place of Meetings.  Meetings of the stockholders shall be held at such place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors.

Section 3.2.  Annual Meeting.  The annual meeting of the stockholders, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

Section 3.3.  Special Meetings.  Except as required by law or provided in the Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock), special meetings of stockholders of the Company of any class or series for any purpose or purposes may be called only by the Chairman of the Board, the Chief Executive Officer or the Board of Directors pursuant to a resolution stating the purpose or purposes thereof, or by any stockholder or group of stockholders owning in excess of ten percent (10%) of the issued and outstanding shares of common stock of the Company (each a “10% Stockholder”) upon written petition to the Chairman of the Board stating the purpose or purposes thereof, which purpose may include, but is not limited to the nomination and election of directors. For special stockholders meetings requested by any 10% Stockholder, the notice for the meeting shall be mailed to Stockholders of record no later than thirty (30) days following delivery of the request for the meeting by the 10% Stockholder or no later than ten (10) days following the earliest date permitted following compliance with applicable requirements under the Exchange Act, in the event that such notice would otherwise be violative of applicable Exchange Act regulations.

Section 3.4.  Notice of Meetings.  Notice of all stockholders’ meetings stating the time, place and the purposes for which such meetings are called shall be given by the Chairman of the Board, the Chief Executive Officer or any vice president or the Secretary or any assistant secretary of the Company to each stockholder of record entitled to notice of such meeting not less than ten (10) days or more than sixty (60) days prior to the date of the meeting by written notice delivered personally, electronically, mailed or delivered via overnight courier to each stockholder. If delivered personally, such notice shall be deemed to be delivered when received. If mailed or delivered via overnight courier service, such notice shall be deemed to be delivered when deposited in the United States Mail in a sealed envelope with postage thereon prepaid, or deposited with the overnight courier service, as the case may be, addressed to the stockholder at his address as it appears on the stock record books of the Company, unless he shall have filed with the Secretary a written request that notice intended for him be mailed to some other address, in which case it shall be mailed to the address designated in such request. If delivered electronically, such notice shall be sent consistent with Section 13.1 hereof.

Notice of the time, place and purpose of any meeting of the stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

Section 3.5.  Notice for Nominations and Proposals.

(a)  Annual Meetings.

(1)  Nominations for the election of directors and proposals for any new business to be taken up at any annual meeting of stockholders may be made by the Board of Directors or, as provided in this bylaw, by any stockholder of the Company entitled to vote generally in the election of directors, subject to the rights of the holders of preferred stock, if applicable. For nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice with respect to any annual meeting must be received by the Secretary at the principal executive offices of the Company not later than the 90th day nor earlier than the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after such anniversary date, notice by the stockholder must be so received not earlier than the 120th day prior to the annual meeting and not later than the later of the 90th day prior to the annual meeting or the l0th day following the day on which public announcement of the date of the meeting is first made by the Company. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. A stockholder’s notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (“Exchange Act”) and Rule 14a-11 thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner; (2) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner; and (3) a representation that such stockholder and beneficial owner intend to appear in person or by proxy at the meeting.

(2)  Notwithstanding anything in paragraph (1) of this Section 3.5(a) to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Company at the annual meeting is increased pursuant to an act of the Board of Directors of the Company and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors on or before the date which is fifteen (15) days before the latest date by which a stockholder may timely notify the Company of nominations or other business to be brought by a stockholder in accordance with paragraph (1) of this Section 3.5(a), a stockholder’s notice required by this Section 3.5(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary at the principal executive offices of the Company not later than the 15th day following the day on which such public announcement is first made by the Company.

(b)  Special Meetings.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Company’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Company’s notice of meeting (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors or a 10% Stockholder has determined that directors shall be elected at such meeting, by any stockholder of the Company who is a stockholder of record at the time of giving of notice provided for in this bylaw, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this bylaw. In the event the Company calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Company’s notice of meeting for inclusion in the stockholder’s notice required by Section 3.5(a) of these Bylaws if such nomination shall be delivered to the Secretary at the principal executive offices of the Company not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 45th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

(c)  General.  Only such persons who are nominated by a stockholder in accordance with the procedures set forth in this bylaw shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this bylaw. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the Chairman of the Board shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this bylaw and, if any proposed nomination or business is not in compliance with this bylaw, to declare that such defective proposal or nomination shall be disregarded.

(d)  Public Announcement.  For purposes of this bylaw, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, PR Newswire or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(e)  Non-Exclusivity.  If the Company is required under Rule 14a-8 under the Exchange Act to include a stockholder’s proposal in its proxy statement, such stockholder shall be deemed to have given timely notice for purposes of this bylaw with respect to such proposal. Nothing in this bylaw shall be deemed to affect any rights of the holders of any series of Preferred Stock to elect directors.

Section 3.6.  Quorum.  At all meetings of the stockholders, except where otherwise provided by statute, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. Any shares, the voting of which at said meeting has been enjoined, or which for any reason cannot be lawfully voted at such meeting, shall not be counted to determine a quorum at such meeting. In the absence of a quorum, any meeting of the stockholders may be adjourned, from time to time, by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law or the Certificate of Incorporation, all action taken by the holders of a majority of the voting power represented at any meeting which a quorum is present shall be valid and binding upon the Company; provided, however, that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except as otherwise provided in the Certificate of Incorporation the affirmative vote of the majority (plurality, in the case of the election of directors) of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

Section 3.7.  Adjournment and Notice of Adjourned Meetings.  Any meeting of the stockholders, whether annual or special, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are present either in person or by proxy. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Company may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with these Bylaws and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

Section 3.8.  Voting Rights.  For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the Company on the record date for determining stockholders entitled to vote, as provided in Section 3.11, shall be entitled to vote at any meeting of the stockholders. Except as may be otherwise provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

Section 3.9.  Proxies.  Stockholders of record who are entitled to vote may vote at any meeting either in person or by written proxy, which shall be filed with the secretary of the meeting before being voted. Such proxy shall entitle the holders thereof to vote at any adjournment of such meeting, but shall not be valid after the final adjournment thereof. No proxy shall be valid after the expiration of eleven (11) months from the date of its execution unless the stockholder executing it shall have specified therein the length of time it is to continue in force, which shall be for some limited period. A proxy is revocable by the stockholder unless it conspicuously states that it is irrevocable and the appointment of the proxy is coupled with an interest.

Section 3.10.  Joint Owners of Stock.  If shares or other securities having voting power stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

(a)  if only one votes, his act binds all;

(b)  if more than one vote, the act of the majority so voting binds all;

(c)  if more than one votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in Section 217(b) of the Delaware General Corporation Law (“DGCL”). If the instrument filed with Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of this Section 3.10 shall be a majority or even-split in interest.

Section 3.11.  List of the Stockholders.  The Secretary shall prepare and make, at least ten (10) days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at said meeting, (provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 3.12.  Action Without Meeting.

(a)  Except as provided in the Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock), any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders.

(b)  To the extent an action is permitted to be taken by consent in lieu of any annual or special meeting of the stockholders, such action shall be set forth in writing, stating the action to be so taken, and signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Company’s registered office in the State of Delaware, its principal place of business or an officer or agent of the Company having custody of the book in which proceedings of meetings of members are recorded. Delivery to the Company’s registered office shall be by hand or by certified or registered mail, return receipt requested. Delivery made to an officer or agent of the Company having custody of the minute book, including, but not limited to, the Secretary, shall be by hand or by certified or registered mail, return receipt requested or by national overnight bonded courier, return receipt required.

(c)  Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered to the Company in the manner herein required, written consents signed by a sufficient number of stockholders to take action are delivered to the Company’s registered agent or to the Secretary. Delivery made to the Company’s Secretary shall be by hand or by certified or registered mail, return receipt requested.

(d)  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. If the action which is consented to is such as would have required the filing of a certificate under any section of the DGCL if such action had been voted on by the stockholders at a meeting thereof, then the certificate filed, under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Section 228 of the DGCL.

Section 3.13.  Organization; Rules of Conduct.  At every meeting of the stockholders, the Chairman of the Board, or, if a Chairman has not been appointed or is absent, the Chief Executive Officer, or if the Chief Executive Officer is absent, the most senior Vice President present, or in the absence of any such officer, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as. chairman. The Secretary, or, in the absence of Secretary, an Assistant Secretary or any other person in the absence of such officer directed to do so by the chairman of the meeting, shall act as secretary of the meeting. The Board of Directors or the chairman of the meeting may adopt rules and regulations for the conduct of meetings of stockholders and may modify, repeal or replace such rule and regulations at any time.

ARTICLE IV

DIRECTORS

Section 4.1.  Number and Term of Office.  The number of directors which shall constitute the whole Board of Directors shall be not less than three (3) directors or more than nine (9) directors, the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the Board of Directors. Each director shall hold office until the next annual meeting and until his successor shall be elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. If for any cause, the directors shall not have been elected at an annual meeting, they may he elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

Section 4.2.  Powers.  The powers of the Company shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.

Section 4.3.  Vacancies.  Except as provided in the Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock), newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled by a majority vote of the directors, though less than a quorum, or by the stockholders; provided, however, that any vacancy occurring as a result of a director being removed from office by the stockholders shall only be filled by the stockholders.

Section 4.4.  Resignation.  Any director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until a successor shall have been elected and qualified.

Section 4.5.  Meetings.

(a)  Annual Meetings.  The annual meeting of the Board of Directors shall be held immediately after the annual meeting of the stockholders and at the place where such meeting is held. No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

(b)  Regular Meetings.  The Board of Directors may provide for the holding of regular meetings and may fix the times and places, within or without the State of Delaware, at which such meetings shall be held. Notice of regular meetings shall not be required, provided that whenever the time or place of regular meetings shall be fixed or changed, notice of such action shall be given promptly to each director who was not present at the meeting at which such action was taken.

(c)  Special Meetings.  Special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board, the Chief Executive Officer, the Secretary or any two directors.

(d)  Telephone Meetings.  Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(e)  Notice of Meetings.  Notice of the date, time and place of all meetings of the Board of Directors shall be delivered personally, orally or in writing, or by telephone, mail, messenger, telefax or electronic transmission to each director, at least forty-eight hours before the meeting. Such notice may be given by the Secretary or by the person or persons who called a meeting. Such notice need not specify the purpose of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

(f)  Waiver of Notice.  The transaction of all business at any meeting of the Board of Directors, or any committee thereof however called or noticed, or wherever held, shall be as valid as though at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of meeting.

Section 4.6.  Quorum and Voting Quorum.

(a)  Quorum.  A quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time in accordance with Section 4.1, but not less than one. At any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

(b)  Approving Vote.  At each meeting of the Board of Directors at which a quorum is present, all questions and business, including, without limitation, adoption, amendment or repeal of these Bylaws shall be determined by a vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation, or these Bylaws.

Section 4.7.  Action Without Meeting.  Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee; provided, however, that such electronic transmission or transmissions must either set forth or be submitted with information from which it can be determined that the electronic transmission or transmissions were authorized by the director. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 4.8  Fees and Compensation.  Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors or any meeting of a committee of directors, equity incentives and other compensation and incentives for their services as directors. Nothing herein contained shall be construed to preclude any director from serving the Company in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

Section 4.9.  Committees.

(a)  Executive Committee.  The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, appoint an Executive Committee to consist of one or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and specifically granted by the Board of Directors, shall have and may exercise when the Board of Directors is not in session all powers of the Board of Directors in the management of the business and affairs of the Company, including, without limitation, the power and authority to declare a dividend or to authorize the issuance of stock, except such committee shall not have the power or authority to amend the Certificate of Incorporation, to adopt an agreement of merger or consolidation, to recommend to the stockholders the sale, lease or exchange of all or substantially all of the Company’s property and assets, to recommend to the stockholders of the Company a dissolution of the Company or a revocation of a dissolution or to amend these Bylaws.

(b)  Other Committees.  The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, from time to time appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one or more members of the Board of Directors, and shall have such powers and perform such duties- as may be prescribed by the resolution or resolutions creating such committees, but in no event shall such committee have the powers denied to the Executive Committee in these Bylaws.

Section 4.10  Approval or Ratification of Acts or Contract by Stockholders.  The Board of Directors in its discretion may submit any act or contract for approval or ratification at any annual meeting of the stockholders, or at any special meeting of the stockholders called for the purpose of considering any such act or contract, and any act or contract that shall be approved or be ratified by the vote of the stockholders holding a majority of the issued and outstanding shares of stock of the Company entitled to be ratified by the vote of the stockholders holding a majority of the issued and outstanding shares of stock of the Company entitled to vote and present in person or by proxy at such meeting (provided that a quorum is present), shall be as valid and as binding upon the Company and upon all the stockholders as if it has been approved or ratified by every stockholder of the Company. In addition, any such act or contract may be approved or ratified by the written consent of the stockholders holding a majority of the issued and outstanding shares of capital stock of the Company entitled to vote and such consent shall be as valid and as binding upon the Company and upon all the stockholders as if it had been approved or ratified by every stockholder of the Company.

ARTICLE V

OFFICERS

Section 5.1.  Officers Designated.  The officers of the Company shall consist of a Chief Executive Officer, a Secretary and a Chief Financial Officer. The Company may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Vice Presidents, and such other offices as may from time to time be appointed by the Board of Directors. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of the stockholders. The Board of Directors may also appoint such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate.

Any one person may hold any number of offices of the Company at any one time unless specifically prohibited there from by law. The salaries and other compensation of the officers of the Company shall be fixed by or in the manner designated by the Board of Directors.

Section 5.2.  Tenure and Duties of Officers.

(a)  General.  All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

(b)  Duties of Chairman of the Board.  The Chairman of the Board, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board shall perform the duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. If there is no Chief Executive Officer, the Chairman shall have the powers and duties prescribed in Section 5.2(c).

(c)  Duties of Chief Executive Officer.  The duties of the Chief Executive Officer shall be those customary for such position, except as otherwise specified by the Board of Directors or as provided in employment contracts approved by the Board of Directors.

(d)  Duties of Vice Presidents.  Executive Vice Presidents shall be senior to Senior Vice Presidents, and Senior Vice Presidents shall be senior to Vice Presidents. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time.

(e)  Duties of Secretary.  The Secretary shall be invited to attend all meetings of the stockholders and of the Board of Directors, and, if present, shall record all acts and proceedings thereof in the minute book of the Company. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders, and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties provided for in these Bylaws and other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The Chief Executive Officer may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary.

(f)  Duties of Chief Financial Officer.  The Chief Financial Officer shall keep or cause to be kept the books of account of the Company in a thorough and proper manner, and shall render statements of the financial affairs of the Company in such form and as often as required by the Board of Directors or the Chief Executive Officer. Unless otherwise determined by the Board of Directors, the Chief Financial Officer shall also serve as the Treasurer of the Company, subject to such duties as are customary for such position. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Company. The Chief Financial Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time. The Chief Executive Officer may direct any Assistant Chief Financial Officer to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Assistant Chief Financial Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time.

(g)  Duties of Assistant Secretary.  The Assistant Secretary, if there shall be such an officer, shall have all the powers, and perform all the duties of the Secretary in the absence or inability of the Secretary to act. The Assistant Secretary shall also perform such other duties as the Board of Directors may from time to time prescribe.

Section 5.3.  Delegation of Authority.  The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

Section 5.4.  Resignations.  Any officer may resign at any time by giving written notice to the Board of Directors, the Chief Executive Officer or the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective.

Section 5.5.  Removal.  Any officer may be removed from office at any time, either with or without cause, by the vote or written consent of a majority of the directors in office at the time, or by any committee or any superior officer upon whom such power of removal may have been conferred by the Board of Directors.

ARTICLE VI

EXECUTION OF CORPORATE INSTRUMENTS AND VOTING
OF SECURITIES OWNED BY THE COMPANY

Section 6.1.  Execution of Corporate Instruments.  The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Company any corporate instrument or document, or to sign on behalf of the Company the corporate name without limitation, or to enter into contracts on behalf of the Company, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Company.

Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the Company, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the Company, shall be executed, signed or endorsed by the Chairman of the Board, the Chief Executive Officer or any Vice President, and by the Secretary, the Chief Financial Officer, any Assistant Secretary or any Assistant Chief Financial Officer. All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors. Any signature may be a facsimile.

All checks and drafts drawn on banks or other depositaries on funds to the credit of the Company or in special accounts of the Company shall be signed by such person or persons as the Board of Directors shall authorize so to do.

Section 6.2.  Voting of Securities Owned by the Company.  All stock and other securities of other Companies owned or held by the Company for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chief Executive Officer, Chairman of the Board, the Chief Executive Officer, any Vice President, the Secretary or the Chief Financial Officer.

ARTICLE VII

SHARES OF STOCK

Section 7.1.  Form and Execution of Certificates.  The shares of the Company shall be represented by certificates, provided that the Board of Directors may provide by resolution that some or all of any or all classes or series of the Company’s stock shall be uncertificated shares. Certificates for the shares of stock of the Company shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the Company represented by certificates shall be entitled to have a certificate signed by or in the name of the Company by the Chairman of the Board, the Chief Executive Officer or any Vice President and by the Chief Financial Officer, any Assistant Chief Financial Officer, the Secretary or any Assistant Secretary, certifying the number of shares owned by him in the Company. Any signature on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he/she were such officer, transfer agent, or registrar at the date of issue.

Each certificate shall state upon the face or back thereof, in full or in summary, all of the designations, preferences, limitations, restrictions on transfer and relative rights of the shares authorized to be issued.

Section 7.2.  Lost Certificates.  A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the Company alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The Company may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative to give the Company a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the Company with respect to the certificate alleged to have been lost, stolen, or destroyed.

Section 7.3.  Transfers.  Transfers of record of shares of stock of the Company shall be made only upon its books upon request of the holders thereof; in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like numbers of shares (or by delivery of duly executed instructions with respect to uncertificated shares).

Section 7.4.  Fixing Record Dates.

(a)  In order that the Company may determine the stockholders entitled to notice of any meeting of the stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting, unless the Board of Directors determines that a later date on or before the date of the meeting shall be the date for making such a determination. If no record date is fixed by the Board of Directors, the record date for determining the stockholders entitled to notice of or to vote at a meeting of the stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of the stockholders of record entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 7.4(a) at the adjourned meeting.

(b)  In order that the Company may determine the stockholders entitled to consent to a corporate action in writing without a meeting, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining the stockholders entitled to consent to a corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Company having custody of the book in which proceedings of meetings of the stockholders are recorded. Delivery made to the Company’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c)  In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining the stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 7.5.  Registered. Stockholders.  The Company shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and Shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VIII

OTHER SECURITIES OF THE COMPANY

Section 8.1.  Execution of Other Securities.  All bonds, debentures and other corporate securities of the Company, other than stock certificates, may be signed by the Chief Executive Officer, Chairman of the Board, or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary, an Assistant Secretary, the Chief Financial Officer or an Assistant Chief Financial Officer. The signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer, the Chief Financial Officer, an Assistant Chief Financial Officer or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the Company and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the Company.

ARTICLE IX

DIVIDENDS

Section 9.1.  Declaration of Dividends.  Dividends upon the capital stock of the Company, subject to any provisions of the Certificate of Incorporation, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to any provisions of the Certificate of Incorporation.

Section 9.2.  Dividend Reserve.  Before payment of any dividend, there may be set aside out of any funds of the Company available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Company, or for such other purpose as the Board of Directors shall determine is conducive to the interests of the Company, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE X

FISCAL YEAR

Section 10.1.  Fiscal Year.  The fiscal year of the Company shall end on the last day of December.

ARTICLE XI

INDEMNIFICATION AND INSURANCE

Section 11.1.  Indemnification of Officers and Directors.  Each person who was or is made a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she or a person of whom he or she is the, legal representative, is or was a director or officer of the Company (including any constituent Company absorbed in a merger) or is or was serving at the request of the Company (including any such constituent Company) as a director or officer of another company, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, shall be indemnified and held harmless by the Company to the fullest extent permitted by the Delaware General Corporation Law (“DCGL”), against all expenses, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that the Company shall indemnify any such person seeking indemnity in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors.

Section 11.2.  Advance of Expenses.  The Company shall pay all expenses incurred by such a director or officer in defending any such proceeding as they are incurred in advance of its final disposition; provided, however, that if the DGCL then so requires, the payment of such expenses incurred by a director or officer in advance of the final disposition of such proceeding shall be made be made only upon delivery to the Company of an undertaking, by or on behalf of such director or officer to repay all amounts so advanced if it should be determined ultimately that such director or officer is not entitled to be indemnified under this Article X1 or otherwise; and provided further the Company shall not be required to advance any expenses to a person against whom the Company brings a claim, in a proceeding, alleging that such person has breached his or her duty of loyalty to the Company, committed an act or omission not in good faith or that involves intentional misconduct or a knowing violation of law, or derived an improper personal benefit from a transaction; and provided further that the Company shall not be obligated to advance expenses incurred by a director or officer in defending any proceeding if (i) members of the Board of Directors consisting of those who are not parties to the proceeding for which indemnification is sought, even though less than a quorum, or

(ii) independent legal counsel, selected by the indemnified director or officer and approved by the Board of Directors, which approval may not be unreasonably withheld, or (iii) a panel of arbitrators (one of whom is selected by the Company, another of whom is selected by the indemnified director or officer and the last of whom is selected by the first two arbitrators so selected), determines in good faith, that the facts known to them at the time such determination is made demonstrate clearly and convincingly that such director or officer acted in bad faith.

Section 11.3.  Non-Exclusivity of Rights.  The rights conferred on any person in this Article X1 shall not be exclusive of any other right that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote or consent of stockholders or disinterested directors or otherwise.

Section 11.4.  Indemnification Contracts.  The Board Directors is authorized to cause the Company to enter into a contract with any director, officer or employee of the Company, or any person serving at the request of the Company as a director, officer, consultant or employee of another Company, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this Article.

Section 11.5.  Insurance.  The Company shall maintain insurance, at its expense, to the extent it determines such to be reasonably available, to protect itself, its directors and officers, and any other persons the Board of Directors may select, against any such expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 11.6.  Effect of Amendment.  Any amendment, repeal or modification of any provision of this Article XI shall be prospective only, and shall not adversely affect any right or protection conferred on a person pursuant to this Article XI and existing at the time of such amendment, repeal or modification.

ARTICLE XII

NOTICE BY ELECTRONIC TRANSMISSION

Section 12.1.  Notice by Electronic Transmission.

(a)  Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the Certificate of Incorporation or these Bylaws, any notice to stockholders given by the Company under any provision of the DGCL, the Certificate of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholders to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Company. Any such consent shall be deemed revoked if: (a) the Company is unable to deliver by electronic transmission two (2) consecutive notices given by the Company in accordance with such consent; and (b) such inability becomes known to the Secretary or an assistant secretary of the Company or to the transfer agent, or other person responsible for the giving of the notice. However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Any notice given pursuant to this Section 12.1(a) shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the Secretary or an assistant secretary or of the transfer agent or other agent of the Company that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

(b)  An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including, but not limited to, facsimile and e-mail.

ARTICLE XIII

NOTICES

Section 13.1.  Notices.

(a)  Notice to Stockholders.  Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, it shall be given (1) in accordance with Section 12.1 or (2) in writing, personally or timely and duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the Company or its transfer agent.

(b)  Notice to Directors.  Any notice required to be given to any director may be given by the method stated in Section 4.5(e) except that: (i) such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary or, in the absence of such filing, to the last known post office address of such director; and (ii) for purposes hereof, any notice delivered by electronic transmission shall be deemed given when sent to the last known e-mail address or facsimile address of the director.

(c)  Address Unknown.  If no address of a stockholder or director be known, notice may be sent to the office of the Company required to be maintained pursuant to Section 1.2.

(d)  Affidavit of Mailing.  An affidavit of mailing, executed by a duly authorized and competent employee of the Company or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall be conclusive evidence of the statements therein contained.

(e)  Time Notices Deemed Given.  All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing (in the case of a electronic transmission, at the time of transmitting electronically) and all notices given by telegram shall be deemed to have been given as at the sending time recorded by the telegraph company transmitting the notices.

(f)  Methods of Notice.  It shall not be necessary that the same method of giving notice be employed in respect of all notices, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

(g)  Failure to Receive Notice.  The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

(h)  Notice to Person with Whom Communication is Unlawful.  Whenever notice is required to be given, under any provision of law, the Certificate of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Company is such as to require the filing of a certificate under any provision of the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

ARTICLE XIV

AMENDMENTS

Section 14.1.  Amendments.  Subject to the requirements of these Bylaws and the Certificate of Incorporation, these Bylaws may be repealed or amended or new bylaws adopted by the stockholders. In addition to any vote of the holders of any class or series of stock of this Company required by law and any vote provided for in the Certificate of Incorporation, the affirmative vote of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provisions of these Bylaws. The Board of Directors shall also have the authority to adopt, amend or repeal these Bylaws subject to the power of the stockholders to adopt, amend or repeal such bylaws and provided that the Board of Directors shall not adopt, amend or repeal this Section 14.1, or any bylaws relating to vacancies in the Board of Directors.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Vitacost.com, Inc.

Notice of Special Meeting of Stockholders

661 Northwest 53rd Street, Boca Raton, Florida 33487
Proxy Solicited by Board of Directors for Special Meeting — September 7, 2011

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Special Meeting of Stockholders to be held September 7, 2011, and the Proxy Statement and appoints Jeffrey J. Horowitz and Mary L. Marbach, and each of them, the proxy and attorney-in-fact of the undersigned, with full power of substitution, to vote all shares of common stock of Vitacost.com, Inc. which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Special Meeting of Stockholders to be held at Embassy Suites hotel at 661 Northwest 53rd Street, Boca Raton, Florida 33487 on Wednesday, September 7, 2011, at 9:00 a.m., local time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy will be voted in the manner set forth in the accompanying proxy statement.

This proxy, when properly executed, will be voted as directed, or, if no contrary direction is indicated, will be voted FOR the approval and adoption of the Vitacost.com, Inc. 2011 Incentive Compensation Plan, FOR the approval of the Vitacost.com, Inc. Amended and Restated Certificate of Incorporation, FOR the approval of the Vitacost.com, Inc. Amended and Restated Bylaws and FOR the approval and adoption of the Agreement and Plan of Merger, dated July 28, 2011, between Vitacost.com, Inc. and Vitacost Merger Corporation, a wholly owned subsidiary of Vitacost.com, Inc., pursuant to which Vitacost.com, Inc. will be merged with and into Vitacost Merger Corporation for the purpose of restructuring Vitacost.com, Inc.

In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

(Items to be voted appear on reverse side.)

TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING,
PLEASE MARK, SIGN AND DATE THIS PROXY AND
RETURN IT AS PROMPTLY AS POSSIBLE.

Vitacost.com, Inc.
Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 p.m.,
Eastern Time, on September 6, 2011.
Vote by Internet
• Log on to the Internet and go to www.proxyvoting.com/VITC
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-866-540-5760 within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☐
Special Meeting Proxy Card
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A.  Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4.

	For	Against	Abstain
1. To approve and adopt the Vitacost.com, Inc. 2011 Incentive Compensation Plan.	☐	☐	☐
	For	Against	Abstain
2. To approve the Vitacost.com, Inc. Amended and Restated Certificate of Incorporation.	☐	☐	☐
	For	Against	Abstain
3. To approve the Vitacost.com, Inc. Amended and Restated Bylaws.	☐	☐	☐
	For	Against	Abstain

4.

To approve and adopt the Agreement and Plan of Merger, dated July 28, 2011, between Vitacost.com, Inc. and Vitacost Merger Corporation, a wholly owned subsidiary of Vitacost.com, Inc., pursuant to which Vitacost.com, Inc. will be merged with and into Vitacost Merger Corporation for the purpose of restructuring Vitacost.com, Inc.

	☐	☐	☐
5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

B.  Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance Mark box to the right if you plan to attend the Special Meeting.	☐

C.  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

(This proxy should be marked, dated and signed by each stockholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. If shares are held by joint tenants or as community property, both holders should sign.)

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /